     As filed with the Securities and Exchange Commission on April 28, 1998

                                                       Registration No. 33-92466

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM S-6


                         POST-EFFECTIVE AMENDMENT NO. 5

                                    UNDER THE
                             SECURITIES ACT OF 1933


                    THE MANUFACTURERS LIFE INSURANCE COMPANY
                      OF NORTH AMERICA SEPARATE ACCOUNT B,
                       FORMERLY NASL VARIABLE LIFE ACCOUNT
                              (Exact name of trust)

                    THE MANUFACTURERS LIFE INSURANCE COMPANY
                                OF NORTH AMERICA,
             FORMERLY NORTH AMERICAN SECURITY LIFE INSURANCE COMPANY
                               (Name of depositor)

                              116 Huntington Avenue
                                Boston, MA 02116
              (Address of Depositor's Principal Executive Offices)

        James D. Gallagher, Esq.
        Vice President, Secretary                             Copy to:
           and General Counsel                          J. Sumner Jones, Esq.
The Manufacturers Life Insurance Company                Jones & Blouch L.L.P.
            of North America                               Suite 405 West
            73 Tremont Street                       1025 Thomas Jefferson Street
            Boston, MA  02108                         Washington, DC 20007-0805
 (Name and Address of Agent for Service)

             It is proposed that this filing will become effective:

       ____ immediately upon filing pursuant to paragraph (b) of Rule 485


         X  on May 1, 1998 pursuant to paragraph (b)(1) of Rule 485
       ----


       ____ 60 days after filing pursuant to paragraph (a)(1) of Rule 485


       ____ on May 1, 1998 pursuant to paragraph (a)(1) of Rule 485

                    RECONCILIATION AND THE TIE BETWEEN ITEMS
                        IN FORM N-8B-2 AND THE PROSPECTUS


ITEM NO. OF    CAPTION IN
FORM N-8B-2    PROSPECTUS
--------------------------------------------------------------------------------

1.             Cover Page
2.             Cover Page
3.             Not Applicable
4.             OTHER MATTERS:  Distribution of the Contract
5. GENERAL INFORMATION ABOUT THE MANUFACTURERS LIFE INSURANCE COMPANY OF NORTH AMERICA, THE MANUFACTURERS LIFE INSURANCE COMPANY OF NORTH AMERICA SEPARATE ACCOUNT B AND MANUFACTURERS INVESTMENT TRUST: The Manufacturers Life Insurance Company of North America Separate Account B , The Manufacturers Life Insurance Company of North America
6. GENERAL INFORMATION ABOUT THE MANUFACTURERS LIFE INSURANCE COMPANY OF NORTH AMERICA, THE MANUFACTURERS LIFE INSURANCE COMPANY OF NORTH AMERICA SEPARATE ACCOUNT B AND MANUFACTURERS INVESTMENT TRUST: The Manufacturers Life Insurance Company of North America Separate Account B
7.             Not Applicable
8.             Not Required
9.             OTHER MATTERS: Legal Proceedings
10. GENERAL INFORMATION ABOUT THE MANUFACTURERS LIFE INSURANCE COMPANY OF NORTH AMERICA, THE MANUFACTURERS LIFE INSURANCE COMPANY OF NORTH AMERICA SEPARATE ACCOUNT B AND MANUFACTURERS INVESTMENT TRUST: The Manufacturers Life Insurance Company of North America, Manufacturers Investment Trust; OTHER MATTERS:
               Voting Rights; CHARGES AND DEDUCTIONS; DESCRIPTION OF THE
               CONTRACT
11. GENERAL INFORMATION ABOUT THE MANUFACTURERS LIFE INSURANCE COMPANY OF NORTH AMERICA, THE MANUFACTURERS LIFE INSURANCE COMPANY OF NORTH AMERICA SEPARATE ACCOUNT B AND MANUFACTURERS INVESTMENT TRUST: Manufacturers Investment Trust
12. GENERAL INFORMATION ABOUT THE MANUFACTURERS LIFE INSURANCE COMPANY OF NORTH AMERICA, THE MANUFACTURERS LIFE INSURANCE COMPANY OF NORTH AMERICA SEPARATE ACCOUNT B AND MANUFACTURERS INVESTMENT TRUST: Manufacturers Investment Trust
13.            CHARGES AND DEDUCTIONS; FEDERAL TAX MATTERS; OTHER MATTERS:
               Distribution of the Contract
14.            DESCRIPTION OF THE CONTRACT: Application for a Contract
15.            DESCRIPTION OF THE CONTRACT: Allocation of Payments
16. DESCRIPTION OF THE CONTRACT: Payments; GENERAL INFORMATION ABOUT THE MANUFACTURERS LIFE INSURANCE COMPANY OF NORTH AMERICA, THE MANUFACTURERS LIFE INSURANCE COMPANY OF NORTH AMERICA SEPARATE ACCOUNT B AND MANUFACTURERS INVESTMENT TRUST: Manufacturers Investment Trust
17.            DESCRIPTION OF THE CONTRACT: Withdrawals; CHARGES AND DEDUCTIONS:
               Withdrawal Charge
18.            DESCRIPTION OF THE CONTRACT; CHARGES AND DEDUCTIONS; FEDERAL

               TAX MATTERS
19.            OTHER MATTERS: Notices and Reports to Contract Holders
20.            Not Applicable
21.            DESCRIPTION OF THE CONTRACT: Loans
22.            Not Applicable
23.            OTHER MATTERS: Safekeeping of Separate Account Assets
24.            DESCRIPTION OF THE CONTRACT
25. GENERAL INFORMATION THE MANUFACTURERS LIFE INSURANCE COMPANY OF NORTH AMERICA, THE MANUFACTURERS LIFE INSURANCE COMPANY OF NORTH AMERICA SEPARATE ACCOUNT B AND MANUFACTURERS INVESTMENT TRUST:
               The Manufacturers Life Insurance Company of North America
26.            Not Applicable
27. GENERAL INFORMATION ABOUT THE MANUFACTURERS LIFE INSURANCE COMPANY OF NORTH AMERICA, THE MANUFACTURERS LIFE INSURANCE COMPANY OF NORTH AMERICA SEPARATE ACCOUNT B AND MANUFACTURERS INVESTMENT TRUST: The Manufacturers Life Insurance Company of North America
28.            OTHER MATTERS: Officers and Directors of the Company
29. GENERAL INFORMATION ABOUT THE MANUFACTURERS LIFE INSURANCE COMPANY OF NORTH AMERICA, THE MANUFACTURERS LIFE INSURANCE COMPANY OF NORTH AMERICA SEPARATE ACCOUNT B AND MANUFACTURERS INVESTMENT TRUST: The Manufacturers Life Insurance Company of North America
30.            Not Applicable
31.            Not Applicable
32.            Not Applicable
33.            Not Applicable
34.            Not Applicable
35.            OTHER MATTERS: Distribution of the Contract
36.            Not Required
37.            Not Applicable
38.            OTHER MATTERS: Distribution of the Contract
39.            OTHER MATTERS: Distribution of the Contract
40.            Not Applicable
41. GENERAL INFORMATION ABOUT THE MANUFACTURERS LIFE INSURANCE COMPANY OF NORTH AMERICA, THE MANUFACTURERS LIFE INSURANCE COMPANY OF NORTH AMERICA SEPARATE ACCOUNT B AND MANUFACTURERS INVESTMENT TRUST: The Manufacturers Life Insurance Company of North America; OTHER MATTERS: Distribution of the Contract
42.            Not Applicable
43.            Not Applicable
44.            DESCRIPTION OF THE CONTRACT:  Allocation of Payments
45.            Not Applicable
46.            DESCRIPTION OF THE CONTRACT; CHARGES AND DEDUCTIONS
47. GENERAL INFORMATION ABOUT THE MANUFACTURERS LIFE INSURANCE COMPANY OF NORTH AMERICA, THE MANUFACTURERS LIFE INSURANCE COMPANY OF NORTH AMERICA SEPARATE ACCOUNT B AND MANUFACTURERS INVESTMENT TRUST: Manufacturers Investment Trust, The Manufacturers Life Insurance Company of North America Separate Account B
48.            Not Applicable
49.            Not Applicable
50. GENERAL INFORMATION ABOUT THE MANUFACTURERS LIFE INSURANCE COMPANY OF NORTH AMERICA, THE MANUFACTURERS LIFE INSURANCE

               COMPANY OF NORTH AMERICA SEPARATE ACCOUNT B AND MANUFACTURERS INVESTMENT TRUST: The Manufacturers Life Insurance Company of North America Separate Account B
51.            Cover Page; DESCRIPTION OF THE CONTRACT; CHARGES AND DEDUCTIONS
52. GENERAL INFORMATION ABOUT THE MANUFACTURERS LIFE INSURANCE COMPANY OF NORTH AMERICA, THE MANUFACTURERS LIFE INSURANCE COMPANY OF NORTH AMERICA SEPARATE ACCOUNT B AND MANUFACTURERS INVESTMENT TRUST: The Manufacturers Life Insurance Company of North America Separate Account B, Manufacturers Investment Trust
53.            FEDERAL TAX MATTERS
54.            Not Applicable
55.            Not Applicable
56.            Not Required
57.            Not Required
58.            Not Required
59.            FINANCIAL STATEMENTS

                                     PART I

       Service Office                                         Mailing Address
    116 Huntington Avenue                                      P.O. Box 9236
 Boston, Massachusetts 02116                               Boston, Massachusetts
(617) 266-6004 (800) 224-3687                                   02205-9236
--------------------------------------------------------------------------------
                    THE MANUFACTURERS LIFE INSURANCE COMPANY
                       OF NORTH AMERICA SEPARATE ACCOUNT B
--------------------------------------------------------------------------------
                                       OF
                    THE MANUFACTURERS LIFE INSURANCE COMPANY
                                OF NORTH AMERICA

                  VENTURE LIFE MODIFIED SINGLE PAYMENT VARIABLE
                    LIFE INSURANCE CONTRACT NON-PARTICIPATING

         This Prospectus describes Venture Life, a modified single payment combination fixed and variable life insurance contract (the "contract"), offered by The Manufacturers Life Insurance Company of North America, formerly North American Security Life Insurance Company (the "Company"), a stock life insurance company the ultimate parent of which is The Manufacturers Life Insurance Company ("Manulife"). The contract is designed primarily for use in estate planning. The contract requires the contract owner to make an initial premium payment of at least $10,000 and, subject to certain restrictions, permits additional premium payments.

         The contract provides for a face amount which is the minimum death benefit while the contract is in force. The contract can be issued on either a single life or last survivor basis. At the death of the insured while the contract is in force, the Company will pay the death benefit (minus any indebtedness) to the beneficiary.

         Values under the contract may be allocated to a fixed investment option and held in the Company's general account, or to one or more of twenty-nine currently available variable investment options and held in The Manufacturers Life Insurance Company of North America Separate Account B, formerly NASL Variable Life Account (the "Variable Account"), a separate account of the Company. Except as specifically noted herein and as set forth in the caption "FIXED INVESTMENT OPTION" below, this Prospectus describes only the variable portion of the contract.

         Assets allocated to the Variable Account will be held in one or more of twenty-nine Sub-Accounts of the Variable Account (the "Sub-Accounts"). The assets of each Sub-Account are invested in shares of Manufacturers Investment Trust (the "Trust"), a mutual fund having an investment Portfolio for each Sub-Account of the Variable Account. See the accompanying Prospectus of the Trust. The value of a contract owner's interest in the Variable Account will, and a contract's death benefit may, vary with the investment performance of the Portfolios underlying the Sub-Accounts to which values are allocated. The Company does not guarantee the performance of any Portfolio.

         BECAUSE THE CONTRACT WILL TYPICALLY BE TREATED AS A MODIFIED ENDOWMENT CONTRACT FOR FEDERAL INCOME TAX PURPOSES, LOANS, PARTIAL WITHDRAWALS OR SURRENDER OF THE CONTRACT MAY BE SUBJECT TO INCOME TAX AND A 10% PENALTY TAX.

         It may not be advantageous to purchase variable life insurance as a replacement for existing insurance.

PLEASE READ THIS PROSPECTUS CAREFULLY AND KEEP IT FOR FUTURE REFERENCE. IT CONTAINS INFORMATION ABOUT THE VARIABLE ACCOUNT AND THE VARIABLE PORTION OF THE CONTRACT THAT A PROSPECTIVE PURCHASER SHOULD KNOW BEFORE INVESTING. IN ADDITION, THE SECURITIES AND EXCHANGE COMMISSION ("SEC") MAINTAINS A WEB SITE (HTTP://WWW.SEC.GOV) THAT CONTAINS MATERIAL INCORPORATED BY REFERENCE, AND OTHER INFORMATION REGARDING REGISTRANTS THAT FILE ELECTRONICALLY WITH THE SEC.

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SEC, NOR HAS THE SEC PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

VENLIFE.598         The date of the Prospectus is May 1, 1998

                                TABLE OF CONTENTS



SPECIAL TERMS................................................................  3
SUMMARY......................................................................  6
GENERAL INFORMATION ABOUT THE MANUFACTURERS LIFE INSURANCE  COMPANY
OF NORTH AMERICA, THE MANUFACTURERS LIFE INSURANCE COMPANY OF NORTH
AMERICA SEPARATE ACCOUNT B, AND MANUFACTURERS INVESTMENT TRUST...............  8
DESCRIPTION OF THE CONTRACT.................................................. 13
           Application for a Contract........................................ 13
           Payments.......................................................... 13
           Allocation of Payments............................................ 14
           Variable Investment Options....................................... 14
           Transfers Among Investment Options................................ 15
           Telephone Transactions............................................ 15
           Dollar Cost Averaging ............................................ 15
           Asset Rebalancing Program......................................... 15
           Loans............................................................. 16
           Withdrawals....................................................... 16
           Death Benefit..................................................... 17
           Annuity Payment Options........................................... 18
           Termination....................................................... 19
           Reinstatement..................................................... 20
           Fixed Investment Option........................................... 20
           Ten Day Right to Review........................................... 21
           Ownership......................................................... 21
           Beneficiary....................................................... 21
           Miscellaneous Contract Provisions................................. 21
CHARGES AND DEDUCTIONS....................................................... 22
           Monthly Deduction................................................. 22
           Distribution Charge............................................... 23
           Premium Tax Charge................................................ 24
           Federal Tax Charge................................................ 24
           Administration Charge............................................. 24
           Cost of Insurance Charge.......................................... 24
           Mortality and Expense Risk Charge................................. 24
           Withdrawal Charge................................................. 24
           Other Charges..................................................... 26
           Other Taxes......................................................  27
FEDERAL TAX MATTERS.......................................................... 27
           Introduction...................................................... 27
           The Company's Tax Status.......................................... 28
           Taxation of Life Insurance Contracts in General................... 28
           Disallowance of Interest Deduction................................ 32
           Federal Income Tax Withholding.................................... 32
OTHER MATTERS................................................................ 32
           Voting Rights..................................................... 32
           Notices and Reports to Contract Owners............................ 33
           Distribution of the Contract...................................... 33
           Officers and Directors of the Company............................. 34
           Confirmation Statements........................................... 35
           Legal Proceedings................................................. 35
           Legal Matters..................................................... 35
           Independent Auditors.............................................. 36
           Year 2000 Issues.................................................. 36
           Other Information................................................. 36
           Safekeeping of Variable Account Assets............................ 36
           Contract Owner Inquiries.......................................... 36

CONTRACT ILLUSTRATIONS....................................................... 36
FINANCIAL STATEMENTS......................................................... 44

                                  SPECIAL TERMS

Age and Attained Age    The age at the insured's last birthday on the contract
                        date. If the insured is more than one person, "age" is the joint equivalent age specified on the contract specifications page. "Attained age" is age plus the number of complete contract years.

Annuity Option One of several alternative methods by which payment of the proceeds may be made. If no annuity option is specified, then proceeds will be paid in a lump-sum.

Beneficiary             The person, persons, or entity to whom the death benefit
                        proceeds are payable following the death of the insured.
                        Cash Value The contract value minus any applicable withdrawal charge. Company The Manufacturers Life
                        Insurance Company of North America Contingent The person, persons or entity who becomes the beneficiary if the beneficiary is not Beneficiary alive.

Contract                The anniversary of the contract date.
Anniversary

Code                    The Internal Revenue Code of 1986, as amended.

Contract Date           The date from which contract anniversary, contract year
                        and monthly anniversary day are determined. The contract date is specified on the contract specifications page.

Contract Value          The total of the investment account values and, if
                        applicable, any amount in the loan account attributable to the contract.

Contract Year           The period of twelve consecutive months beginning
                        on the contract date or any contract anniversary thereafter.

Death Benefit The death benefit is determined on the date of the insured's death and will be the greater of (a) the face amount or (b) the contract value multiplied by the death benefit factor stated in the contract. Debt Any amounts in the loan account attributable to the contract plus any accrued loan interest.

Face Amount             The minimum death benefit provided by the contract. The
                        initial face amount is shown on the contract specifications page. The face amount may be reduced as a result of partial withdrawals and may be increased as the result of additional premium payments.

General Account         All of the assets of the Company other than assets in
                        separate accounts.

In Force The contract is in effect, beginning on the later of the issue date or receipt of the initial payment, until the contract is terminated.

Insured The person whose life is covered by the contract, as specified on the contract specifications page. If more than one person is so named, all provisions of the contract which are based on the death of the insured will be based on the date of the death of the last survivor of those persons. Investment Account An account the Company establishes for the owner which represents the owner's interest in an investment option.

Investment Account      The value of the owner's investment in an investment
Value                   account.

Investment Options      The fixed and variable investments available to contract
                        owners. Currently, one fixed and twenty-nine variable investment options are available under the contract. The
                        Company currently limits the number of investment options to which an owner may allocate contract value to ten.

Issue Date The date the application is approved and the contract is issued, as specified on the contract specification page.

Loan Account            The portion of the assets held in the Company's general
                        account that is used as collateral when a loan is taken.

Maturity Date           The date on which proceeds are payable if the insured is
                        living, and the contract has not been surrendered for payment of its surrender value, as specified on the contract specifications page (the contract anniversary when the insured has attained age 100, unless the extended maturity option is elected).

Monthly Anniversary Day The same day each month as the contract date. If there is no monthly anniversary day in a calendar month, the monthly anniversary day will be the last day of the current calendar month.

Owner or                The person, persons or entity entitled to the ownership
Contract Owner          rights under the contract.

Payment or              An amount paid by a contract owner to the Company as
Premium Payment         consideration for the benefits provided by the contract.

Portfolio or            The registered management investment companies (or any
Trust Portfolio         successor companies offered under the contract) in which
                        the separate account may invest.

Proceeds Upon the death of the insured while the contract is in force prior to the maturity date, the amount to be paid to the beneficiary (the death benefit minus any debt). Upon surrender of the contract or on the maturity date, the surrender value to be paid to the contract owner.

Separate Account        A segregated account of the Company that is not
                        commingled with the Company's general assets and obligations.

Service Office          Any office the Company designates for the receipt of
                        payments and processing of contract owner requests.

Sub-Account(s)          The subdivisions of the separate account used to permit
                        a contract owner's contract value, less indebtedness, to be allocated among the Portfolios.

Surrender Value         The cash value less any debt.

Trust                   Manufacturers Investment Trust

Unliquidated            The sum of all payments under the contract, minus the
Payments                sum of payments liquidated, if any, due to partial
                        withdrawals.

Valuation Date          Any date on which the New York Stock Exchange is open
                        for business and the net asset value of a Portfolio is determined.

Valuation Period        Any period from one valuation date to the next, measured
                        from the time on each valuation date that the net asset value of each Portfolio is determined.

Variable Account        The Manufacturers Life Insurance Company of North
                        America Separate Account B, which is a separate account of the Company.

                                     SUMMARY


THE CONTRACT

         The contract is a modified single payment variable life insurance contract. The contract provides a death benefit and is designed for use in estate planning. During the insured's life, the contract provides that the contract value will accumulate on a fixed and/or variable basis. The variable portion of the contract will vary with the investment performance of an owner's variable investment accounts. Any portion of contract value allocated to the fixed investment option will accumulate based on the interest rate(s) credited by the Company.

PAYMENTS

         The contract requires the contract owner to make an initial payment of at least $10,000 and, subject to certain restrictions, permits additional payments. After the first contract anniversary, one additional premium payment of at least $1,000 may be made at any time during each contract year. Provided that the insured is between ages 40 and 70, up to the lesser of $5,000 or 5% of the initial payment may be paid without submitting new evidence of insurability. Additional payments may or may not increase the contract's face amount (see "PAYMENTS").

INVESTMENT OPTIONS

         Payments may be allocated among the thirty investment options currently available under the contract: twenty-nine variable investment options and one fixed investment option. Contract value may be allocated to a maximum of ten investment options at any one time. The twenty-nine variable investment options are the twenty-nine Sub-Accounts of the Variable Account, a separate account established by the Company. The Sub-Accounts invest in corresponding Portfolios of the Trust: Science and Technology Trust, International Small Cap Trust, Emerging Growth Trust, Pilgrim Baxter Growth Trust, Small/Mid Cap Trust, International Stock Trust, Global Equity Trust, Equity Trust, Growth Trust, Blue Chip Growth Trust, Real Estate Securities Trust, Value Trust, International Growth and Income Trust, Growth and Income Trust, Equity-Income Trust, Aggressive Asset Allocation Trust, High Yield Trust, Moderate Asset Allocation Trust, Conservative Asset Allocation Trust, Strategic Bond Trust, Global Government Bond Trust, Investment Quality Bond Trust, U.S. Government Securities Trust, Money Market Trust, Lifestyle Aggressive 1000 Trust, Lifestyle Growth 820 Trust, Lifestyle Balanced 640 Trust, Lifestyle Moderate 460 Trust and the Lifestyle Conservative 280 Trust (see the accompanying Prospectus of the Trust). The portion of the contract value in the Variable Account will reflect the investment performance of the Sub-Accounts selected (see "THE MANUFACTURERS LIFE INSURANCE COMPANY OF NORTH AMERICA SEPARATE ACCOUNT B"). Premium payments may also be allocated to the fixed investment option. Under the fixed investment option, the Company guarantees the principal value of payments and the rate of interest credited to the investment account until the next contract anniversary. The portion of the contract value in the fixed investment option will reflect such interest and principal guarantees (see "FIXED INVESTMENT OPTION"). Subject to certain regulatory limitations, the Company may elect to add, subtract or substitute investment options.

         If the initial payment is received at the Service Office prior to the issue date, the entire payment will be allocated to the Company's General Account. This amount will be allocated to the Money Market Sub-Account as of the issue date of the contract. The contract value will then be allocated among the investment accounts in accordance with the applicant's instructions on the later of (a) fifteen days after the issue date of the contract or (b) the date the initial payment is received at the Service Office.

TRANSFERS

         Prior to the maturity date, amounts may be transferred among the variable investment options and from the variable investment options to the fixed investment option without charge. In addition, amounts may be transferred prior to the maturity date from the fixed investment option to the variable investment options within 30 days of each contract anniversary (and in other limited circumstances) (see "FIXED INVESTMENT OPTION"). After the maturity date, transfers are not permitted. Transfers from any investment account must be at least $300 or, if less, the entire balance in the investment account. If after the transfer the amount remaining in the investment account of the contract from which the transfer is made is less than $100, then the Company will transfer the entire amount instead of the requested amount. The Company may impose certain additional limitations on transfers (see "TRANSFERS AMONG INVESTMENT OPTIONS"). Transfer privileges may also be used under a special service offered by the Company to dollar cost average an investment in the contract (see "DOLLAR COST AVERAGING").

WITHDRAWALS

         Prior to the earlier of the maturity date or the death of the insured, the owner may withdraw all or a portion of the contract value. The amount withdrawn from any investment account must be at least $300 or, if less, the entire balance of the investment account. If a partial withdrawal plus any applicable withdrawal charge would reduce the contract value to less than $300, the withdrawal request will be treated as a request to withdraw the entire contract value. A withdrawal charge may be imposed (see "WITHDRAWALS"). A withdrawal may be subject to income tax and a 10% penalty tax (see "FEDERAL TAX MATTERS").

LOANS

         A owner may obtain one or both of two types of loans using the contract as the sole security for the loan. At the time a loan is requested, the aggregate amount of all loans (including the currently applied for loan) may not exceed 90% of the cash value (see "LOANS"). A loan may be subject to income tax and a 10% penalty tax (see "FEDERAL TAX MATTERS").

Confirmation Statements

         Owners will be sent confirmation statements for certain transactions in their account. Owners should carefully review these statements to verify their accuracy. Any mistakes should immediately be reported to the Company's Service Office. If the owner fails to notify the Company's Service Office of any mistake within 60 days of the mailing of the confirmation statement, the owner will be deemed to have ratified the transaction.

CHARGES AND DEDUCTIONS

         Contract Charges

           No deduction is made from premium payments under the contract. On each monthly anniversary day (or, if the monthly anniversary is not a valuation date, the next valuation date after the monthly anniversary), charges are deducted proportionately from all investment accounts.

         Certain charges are expressed as an annual percentage of the owner's contract value:

              Three of these charges are deducted only during the first ten contract years:

                 - 0.25% for distribution costs incurred by the Company,

                 - 0.25% for state premium taxes to be paid by the Company as a result of receipt of premium payments, and

                 - 0.15% for the Company's increased Federal taxes caused by its receipt of premium payments.

              Two of these charges are deducted for all contract years:

                 - A 0.40% charge for contract administration, and

                 - A 0.35% charge for the death benefit provided by the contract (0.55% after the first ten contract years). If there is more than one insured, this charge is 0.10% (0.30% after the first ten contract years). This cost of insurance charge may vary; however, it is guaranteed not to exceed charges based upon the Commissioner's 1980 Standard Ordinary Mortality Table (the "1980 CSO Table").

              In addition, there are two other contract charges:

                 - A charge at an annual rate of 0.90% of the value of each variable investment account is deducted monthly for the mortality and expense risks assumed by the Company in connection with the contract.

                 - A monthly administrative charge of $2.50 per month will be imposed upon contracts with less than $100,000 of total premium payments (see "CHARGES AND DEDUCTIONS").

         Trust Charges

         There are deductions from and expenses paid out of the assets of the Trust Portfolios that are described in the accompanying Prospectus of the Trust.

DEATH BENEFIT

         The contract provides for a face amount which is the minimum death benefit under the contract. The death benefit may be greater than the face amount as a result of favorable investment performance. At the death of the insured, the Company will pay the proceeds to the beneficiary. The proceeds equal the death benefit less any debt under the contract (see "DEATH BENEFIT").

TEN DAY REVIEW

         Within 10 days of receipt of a contract, the contract owner may cancel the contract by returning it to the Company (see "TEN DAY RIGHT TO REVIEW").

TERMINATION

         The contract will terminate and life insurance coverage will cease if the owner surrenders the contract, or if the insured dies. It also will terminate 61 days after a monthly anniversary day when the contract surrender value is less than zero unless the owner makes payments within the 61 day grace period sufficient to prevent the termination. Unless the owner elects the extended maturity option, the contract will also terminate on the maturity date specified on the contract specifications page (the contract anniversary when the attained age of the insured is 100) (see "TERMINATION").


                            GENERAL INFORMATION ABOUT
           THE MANUFACTURERS LIFE INSURANCE COMPANY OF NORTH AMERICA ,
       THE MANUFACTURERS LIFE INSURANCE COMPANY OF NORTH AMERICA SEPARATE
                  ACCOUNT B AND MANUFACTURERS INVESTMENT TRUST

THE MANUFACTURERS LIFE INSURANCE COMPANY OF NORTH AMERICA

         The Manufacturers Life Insurance Company of North America, (the "Company") is a stock life insurance company organized under the laws of Delaware in 1979. The Company's principal office is located at 116 Huntington Avenue, Boston, Massachusetts 02116. The Company is also the depositor of The Manufacturers Life Insurance Company of North America Separate Account B, (the "Variable Account") a separate account of the Company that issues variable life contracts. The ultimate parent of the Company is The Manufacturers Life Insurance Company ("Manulife"), a Canadian mutual life insurance company based in Toronto, Canada. Prior to January 1, 1996, the Company was a wholly owned subsidiary of North American Life Assurance Company ("NAL"), a Canadian mutual life insurance company. On January 1, 1996 North American Life and Manulife merged with the combined company retaining the name Manulife.

         On January 20, 1998, the Board of Directors of Manulife asked the management of Manulife to prepare a plan for conversion of Manulife from a mutual life insurance company to an investor-owned, publicly-traded stock company. Any demutualization plan for Manulife is subject to the approval of the Manulife Board of Directors and policyholders as well as regulatory approval.

THE MANUFACTURERS LIFE INSURANCE COMPANY OF NORTH AMERICA SEPARATE ACCOUNT B

         The Company established the Variable Account in 1986, as a separate account under Delaware law. The income, gains and losses, whether or not realized, from assets of the Variable Account are, in accordance with the contract, credited to or charged against the Variable Account without regard to other income, gains or losses of the Company. Nevertheless, all obligations arising under the contract are general corporate obligations of the Company. Assets of the Variable Account may not be charged with liabilities arising out of any other business of the Company.

         The Variable Account is registered with the SEC under the Investment Company Act of 1940, as amended (the "1940 Act") as a unit investment trust. A unit investment trust is a type of investment company which invests its assets in specified securities, such as the shares of one or more investment companies. Registration under the 1940 Act does not involve supervision by the SEC of the management or investment policies or practices of the Variable Account. If deemed by the Company to be in the best interests of persons having voting rights under the contract, the Variable Account may be operated as a management company under the 1940 Act or it may be deregistered if registration under the 1940 Act is no longer required.

         There are currently twenty-nine Sub-Accounts within the Variable Account, one for each of the twenty-nine Portfolios described below. The Company reserves the right to add other Sub-Accounts, eliminate existing Sub-Accounts, combine Sub-Accounts or transfer assets in one Sub-Account to another Sub-Account established by the Company or an affiliated company. The Company will not eliminate existing Sub-Accounts or combine Sub-Accounts without obtaining any necessary approval of the appropriate state or Federal regulatory authorities.

MANUFACTURERS INVESTMENT TRUST

         The assets of each sub-account of the Variable Account are invested in shares of a corresponding Portfolio of the Trust. A description of each Portfolio is set forth below. The Trust is registered under the 1940 Act as an open-end management investment company. Each of the portfolios is diversified for purposes of the 1940 Act, except for the Global Government Bond Trust, Emerging Growth Trust and the five Lifestyle Trusts which are non-diversified. The Trust receives investment advisory services from Manufacturers Securities Services, LLC, the successor to NASL Financial Services, Inc. ("MSS").

         The Trust currently has fourteen subadvisers who manage all of the portfolios:


SUBADVISER                                 SUBADVISER TO
----------                                 -------------

Fidelity Management Trust Company          Equity Trust
                                           Conservative Asset Allocation Trust
                                           Moderate Asset Allocation Trust
                                           Aggressive Asset Allocation Trust

Founders Asset Management LLC              Growth Trust
                                           International Small Cap Trust

Fred Alger Management, Inc.                Small/Mid Cap Trust

J.P. Morgan Investment Management Inc.     International Growth and Income Trust

Manufacturers Adviser Corporation          Real Estate Securities Trust
                                           Money Market Trust
                                           Lifestyle Aggressive 1000 Trust
                                           Lifestyle Growth 820 Trust
                                           Lifestyle Balanced 640 Trust
                                           Lifestyle Moderate 460 Trust
                                           Lifestyle Conservative 280 Trust

Miller Anderson & Sherrerd, LLP            Value Trust
                                           High Yield Trust

Morgan Stanley Asset Management Inc.       Global Equity Trust

Oechsle International Advisors, L.P.       Global Government Bond Trust

Pilgrim Baxter & Associates, Ltd.          Pilgrim Baxter Growth Trust

Rowe Price-Fleming International, Inc.     International Stock Trust

Salomon Brothers Asset Management Inc      U.S. Government Securities Trust
                                           Strategic Bond Trust

T. Rowe Price Associates, Inc.             Science & Technology Trust
                                           Blue Chip Growth Trust
                                           Equity-Income Trust

Warburg Pincus Asset Management, Inc.      Emerging Growth Trust

Wellington Management Company, LLP         Growth and Income Trust
                                           Investment Quality Bond Trust



The following is a brief description of each Portfolio:

         The SCIENCE & TECHNOLOGY TRUST seeks long-term growth of capital. Current income is incidental to the Portfolio's objective.

         The INTERNATIONAL SMALL CAP TRUST seeks capital appreciation by investing primarily in securities issued by foreign companies which have total market capitalization or annual revenues of $1 billion or less. These securities may represent companies in both established and emerging economies throughout the world.

         The EMERGING GROWTH TRUST seeks maximum capital appreciation by investing primarily in a Portfolio of equity securities of domestic companies. The Emerging Growth Trust ordinarily will invest at least 65% of its total assets in common stocks or warrants of emerging growth companies that represent attractive opportunities for maximum capital appreciation.

         The PILGRIM BAXTER GROWTH TRUST seeks capital appreciation by investing in companies believed by the Subadviser to have an outlook for strong earnings growth and the potential for significant capital appreciation.

         The SMALL/MID CAP TRUST seeks long-term capital appreciation by investing at least 65% of its total assets (except during temporary defensive periods) in small/mid cap equity securities. As used herein small/mid cap equity securities are equity securities of companies that, at the time of purchase, have total market capitalization between $500 million and $5 billion.

         The INTERNATIONAL STOCK TRUST seeks long-term growth of capital by investing primarily in common stocks of established, non-U.S. companies.

         The GLOBAL EQUITY TRUST seeks long-term capital appreciation by investing primarily in equity securities throughout the world, including U.S. issuers and emerging markets.

         The EQUITY TRUST seeks growth of capital by investing primarily in common stocks of United States issuers and securities convertible into or carrying the right to buy common stocks.

         The GROWTH TRUST seeks long term growth of capital by investing at least 65% of the Portfolio's total assets in common stocks of well-established, high-quality growth companies that the Subadviser believes have the potential to increase earnings faster than the rest of the market.

         The BLUE CHIP GROWTH TRUST seeks to achieve long-term growth of capital (current income is a secondary objective) and many of the stocks in the Portfolio are expected to pay dividends.

         The REAL ESTATE SECURITIES TRUST seeks to achieve a combination of long-term capital appreciation and satisfactory current income by investing in real estate related equity and debt securities.

         The VALUE TRUST seeks to realize an above-average total return over a market cycle of three to five years, consistent with reasonable risk by investing primarily in common and preferred stocks, convertible securities, rights and warrants to purchase common stocks, ADRs and other equity securities of companies with equity capitalizations usually greater than $300 million.

         The INTERNATIONAL GROWTH AND INCOME TRUST seeks long-term growth of capital and income by investing, under normal circumstances, at least 65% of its total assets in equity securities of foreign issuers. The Portfolio may also invest in debt securities of corporate or sovereign issuers rated A or higher by Moody's Investor Services, Inc. or Standard & Poor's Corporation or, if unrated, of equivalent credit quality as determined by the subadviser.

         The GROWTH AND INCOME TRUST seeks long-term growth of capital and income, consistent with prudent investment risk, by investing primarily in a diversified Portfolio of common stocks of United States issuers which the Subadviser believes are of high quality.

         The EQUITY-INCOME TRUST seeks to provide substantial dividend income and also long-term capital appreciation by investing primarily in dividend-paying common stocks, particularly of established companies with favorable prospects for both increasing dividends and capital appreciation.

         The HIGH YIELD TRUST seeks to realize an above-average total return over a market cycle of three to five years, consistent with reasonable risk, by investing primarily in high yield debt securities, including corporate bonds and other fixed-income securities.

         The AUTOMATIC ASSET ALLOCATION TRUSTS seek the highest potential total return consistent with a specified level of risk tolerance -- conservative, moderate or aggressive -- by investing primarily in the kinds of securities in which the Equity, Investment Quality Bond, U.S. Government Securities and Money Market Trusts may invest.

            - The AGGRESSIVE ASSET ALLOCATION TRUST seeks the highest total return consistent with an aggressive level of risk tolerance. This Portfolio attempts to limit the decline in Portfolio value in very adverse market conditions to 15% over any three year period.

            - The MODERATE ASSET ALLOCATION TRUST seeks the highest total return consistent with a moderate level of risk tolerance. This Portfolio attempts to limit the decline in Portfolio value in very adverse market conditions to 10% over any three year period.

            - The CONSERVATIVE ASSET ALLOCATION TRUST seeks the highest total return consistent with a conservative level of risk tolerance. This Portfolio attempts to limit the decline in Portfolio value in very adverse market conditions to 5% over any three year period.

         The STRATEGIC BOND TRUST seeks a high level of total return consistent with preservation of capital by giving its Subadviser broad discretion to deploy the Portfolio's assets among certain segments of the fixed-income market as the Subadviser believes will best contribute to achievement of the Portfolio's investment objective.

         The GLOBAL GOVERNMENT BOND TRUST seeks a high level of total return by placing primary emphasis on high current income and the preservation of capital by investing primarily in a global Portfolio of high-quality, fixed-income securities of foreign and United States governmental entities and supranational issuers.

         The INVESTMENT QUALITY BOND TRUST seeks a high level of current income consistent with the maintenance of principal and liquidity, by investing primarily in a diversified Portfolio of investment grade corporate bonds and U.S. Government bonds with intermediate to longer term maturities. The Portfolio may also invest up to 20% of its assets in non-investment grade fixed income securities.

         The U.S. GOVERNMENT SECURITIES TRUST seeks a high level of current income consistent with preservation of capital and maintenance of liquidity, by investing in debt obligations and mortgage-backed securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities and derivative securities such as collateralized mortgage obligations backed by such securities.

         The MONEY MARKET TRUST seeks maximum current income consistent with preservation of principal and liquidity by investing in high quality money market instruments with maturities of 397 days or less issued primarily by United States entities.

         The LIFESTYLE AGGRESSIVE 1000 TRUST seeks to provide long-term growth of capital (current income is not a consideration) by investing 100% of the Lifestyle Trust's assets in other Portfolios of the Trust ("Underlying Portfolios") which invest primarily in equity securities.

         The LIFESTYLE GROWTH 820 TRUST seeks to provide long term growth of capital with consideration also given to current income by investing approximately 20% of the Lifestyle Trust's assets in Underlying Portfolios which invest primarily in fixed income securities and approximately 80% of its assets in Underlying Portfolios which invest primarily in equity securities.

         The LIFESTYLE BALANCED 640 TRUST seeks to provide a balance between a high level of current income and growth of capital with a greater emphasis given to capital growth by investing approximately 40% of the Lifestyle Trust's assets in Underlying Portfolios which invest primarily in fixed income securities and approximately 60% of its assets in Underlying Portfolios which invest primarily in equity securities.

         The LIFESTYLE MODERATE 460 TRUST seeks to provide a balance between a high level of current income and growth of capital with a greater emphasis given to high income by investing approximately 60% of the Lifestyle Trust's assets in Underlying Portfolios which invest primarily in fixed income securities and approximately 40% of its assets in Underlying Portfolios which invest primarily in equity securities.

         The LIFESTYLE CONSERVATIVE 280 TRUST seeks to provide a high level of current income with some consideration also given to growth of capital by investing approximately 80% of the Lifestyle Trust's assets in Underlying Portfolios which invest primarily in fixed income securities and approximately 20% of its assets in Underlying Portfolios which invest primarily in equity securities.

         In pursuing the Strategic Bond, High Yield and Investment Quality Bond Trusts' investment objective, each portfolio expects to invest a portion of its assets in high yield securities, commonly known as "junk bonds" which also present a high degree of risk. The risks of these securities include price volatility and risk of default in the payment of interest and principle. See "Risk Factors Relating to High Yield Securities" contained in the Trust Prospectus before investing in any of these Trusts.

         In pursuing the Pacific Rim Emerging Markets, International Stock, Worldwide Growth, International Small Cap, Global Equity, Strategic Bond, International Growth and Income, High Yield and Global Government Bond Trusts' investment objective, each portfolio may invest up to 100% of its assets in foreign securities which may present additional risks. See "Foreign Securities" in the Trust Prospectus before investing in any of these Trusts.

         If the shares of any Portfolio are no longer available for investment or in the Company's judgment, investment in a Portfolio becomes inappropriate in view of the purposes of the Variable Account, the Company may eliminate the shares of a Portfolio and substitute shares of another Portfolio or another open-end registered investment company. Substitution may be made with respect to both existing investments and the investment of future payments. However, no substitution will be made without notice to contract owners and prior approval of the SEC to the extent required by the 1940 Act. The Variable Account may purchase other securities for additional

Sub-Accounts or to fund classes of contracts not offered through this Prospectus without giving such notice or seeking SEC approval.

         A full description of the Trust, including the investment objectives, policies and restrictions and expenses of each of the Portfolios and a description of procedures for handling potential conflicts of interest arising from the use of the Trust to fund both variable annuity and variable life insurance contracts, is contained in the Prospectus for the Trust which accompanies this Prospectus and should be read by a prospective purchaser before investing.


                           DESCRIPTION OF THE CONTRACT

APPLICATION FOR A CONTRACT

         To purchase a contract a prospective contract owner must submit an application to the Company. A contract will be issued only on the lives of insureds from ages 20 through 80 who supply evidence of insurability satisfactory to the Company. Contracts insuring more than one person will only be issued to a male life/female life combination where the difference in their "adjusted ages" (age last birthday plus three years if tobacco user) is not more than 15 years. Acceptance is subject to the Company's underwriting rules. The Company reserves the right to reject an application for any lawful reason provided similarly-situated risks are treated in a consistent manner and unfair discrimination is avoided. IF A CONTRACT IS NOT ISSUED, THE PREMIUM PAYMENTS WILL BE RETURNED WITHOUT INTEREST. No change in the terms or conditions of a contract will be made without the consent of the owner.

         The contract will be effective on the contract date only after the Company has received all outstanding delivery requirements and received the initial payment. The contract date is the date used to determine all future cyclical transactions on the contract, e.g., monthly anniversary day and contract years. The contract date may be prior to, or the same as, the date the contract is issued.

         If the face amount exceeds current limits established by the Company, the initial payment will not be accepted with the application. In other cases where an initial payment is received with the application, the Company will provide conditional insurance during underwriting according to the terms of a prepayment receipt and temporary life insurance agreement. The conditional insurance will be the insurance applied for, up to a maximum of $100,000. If no payment was submitted with the application, on contract delivery we will require sufficient payment to place the insurance in force.

PAYMENTS

         The contract is designed to permit an initial payment and, subject to certain conditions, additional payments. The initial payment purchases a death benefit initially equal to the contract's face amount. The minimum initial payment is $10,000.

         Under current underwriting rules, which are subject to change, proposed insureds are eligible for simplified underwriting without a medical examination if their application responses and initial payment meet simplified underwriting standards. Customary underwriting standards will apply to all other proposed insureds. The maximum initial premium currently permitted on a simplified underwriting basis varies with the issue age of the insured according to the following table:

         ISSUE AGE              SIMPLIFIED UNDERWRITING
                                MAXIMUM INITIAL PAYMENT

           40-44                Not available
           45-54                $ 20,000
           55-64                $ 30,000
           65-80                $ 50,000
                                $100,000

If the additional payment is greater than the Guaranteed Additional Payment (as defined below) and is not made to avoid termination of the contract, new evidence of insurability of the insured will be required. No additional payment will be accepted until evidence of insurability is provided to the Company.

         Additional payments may be made at any time and in any amount necessary to avoid termination of the contract. Other additional payments may be made at any time after the first contract anniversary, subject to the following conditions:

         (1)   each additional payment must be at least $1,000;

         (2)   only one payment may be paid in any contract year;

         (3)   the attained age of the insured must be less than 81; and

         (4) absent submission of new evidence of insurability of the insured, the maximum additional payment permitted in a contract year is the "Guaranteed Additional Payment". The Guaranteed Additional Payment is the lesser of $5,000 or a percentage of the initial payment (5% for attained ages 40-70, and 0% for attained ages 20-39 and 71-80).

         An additional payment may result in an increase in the face amount of insurance. If necessary, the Company will increase the face amount by an amount sufficient to permit the contract to remain within the definition of a "life insurance contract" under Section 7702 of the Internal Revenue Code of 1986, as amended (the "Code").

ALLOCATION OF PAYMENTS

         The Company will establish an investment account for the contract owner for each variable investment option to which the contract owner allocates payments. The contract owner may allocate contract value to a maximum of ten investment options at any one time.

         If the initial payment is received at the Service Office prior to the issue date, the entire payment will be allocated to the Company's General Account. On the issue date, this amount will be allocated to the Money Market Sub-Account as of the date the initial payment is received at the Service Office. The contract value will then be allocated among the investment accounts in accordance with the applicant's instructions on the later of (a) fifteen days after the issue date of the contract or (b) the date the initial payment is received at the Service Office. Additional payments are first applied to the amount of any debt under any outstanding loan. Thereafter, additional payments will be allocated among investment options in accordance with the contract owner's instructions as of the date the payment is received at the Service Office.

VARIABLE INVESTMENT OPTIONS

         The investment account for a variable investment option represents the contract owner's interest in that investment option. The value of a variable investment account may increase or decrease daily depending on the net investment experience (described below) for a Sub-Account. The investment account value reflects payments, amounts transferred to the investment account, the net investment experience of the Sub-Account, and any withdrawals, loans, transfers and charges taken from the investment account.

         The net investment experience for a variable investment account is the investment performance of the underlying Trust Portfolio of a Sub-Account from one valuation period to the next. The net investment experience for any valuation period is determined by dividing (a) by (b):

         Where (a) is:
         (1) the net asset value of a Portfolio share held in the Sub-Account determined at the end of the current valuation period, plus

         (2) the per share amount of any dividend or capital gain distributions made by the Portfolio on shares held in the Sub-Account if the "ex-dividend" date occurs during the current valuation period.

         Where (b) is:
         the net asset value of a Portfolio share held in the Sub-Account determined as of the end of the immediately preceding valuation period.

TRANSFERS AMONG INVESTMENT OPTIONS

         Before the maturity date the contract owner may transfer amounts among the variable investment options and from such investment options to the fixed investment option at any time and without charge upon written notice to the Company or by telephone if the contract owner authorizes the Company in writing to accept telephone transfer requests. Amounts may only be transferred from the fixed investment option to the variable investment options within 30 days of the contract anniversary. The Company will effect such transfers so that the contract value on the date of the transfer will not be affected by the transfer. The contract owner must transfer at least $300 or, if less, the entire value of the investment account. If after the transfer the amount remaining in the investment account is less than $100, then the Company will transfer the entire amount instead of the requested amount. The Company reserves the right to limit, upon notice, the maximum number of transfers a contract owner may make to one per month or six at any time within a contract year. In addition, the Company reserves the right to defer the transfer privilege at any time that the Company is unable to purchase or redeem shares of the Trust Portfolios. The Company also reserves the right to modify or terminate the transfer privilege at any time in accordance with applicable law.

TELEPHONE TRANSACTIONS

         Contract owners are permitted to request transfers by telephone. The Company will not be liable for following instructions communicated by telephone that it reasonably believes to be genuine. To be permitted to request transfers by telephone, a contract owner must elect the option on an appropriate authorization form provided by the Company. The Company will employ reasonable procedures to confirm that instructions communicated by telephone are genuine and may only be liable for any losses due to unauthorized or fraudulent instructions where it fails to employ its procedures properly. Such procedures include the following: Upon telephoning a request, contract owners will be asked to provide certain identifying information. For the contract owner's and Company's protection, all conversations with contract owners will be tape recorded. All telephone transactions will be followed by a confirmation statement of the transaction.

DOLLAR COST AVERAGING

         The Company administers a Dollar Cost Averaging ("DCA") program which enables a contract owner to pre-authorize a periodic exercise of the contractual transfer rights described above. Contract owners entering into a DCA agreement instruct the Company to transfer monthly a predetermined dollar amount from any Sub-Account or the fixed investment option to other Sub-Accounts until the amount in the Sub-Account from which the transfer is made or the fixed investment option is exhausted. The DCA program is generally suitable for contract owners making a substantial deposit to the contract and who desire to control the risk of investing at the top of a market cycle. The DCA program allows such investments to be made in equal installments over time in an effort to reduce such risk. Contract owners interested in the DCA program may obtain a separate application and full information concerning the program and its restrictions from their securities dealer or the Service Office. There is no charge for participation in the DCA program.

ASSET REBALANCING PROGRAM

         The Company administers an Asset Rebalancing Program which enables a contract owner to indicate to the Company the percentage levels he or she would like to maintain in particular Trust Portfolios. On the last business day of every calendar quarter, the contract owner's contract value will be automatically rebalanced to maintain the indicated percentages by transfers among the Portfolios. (The fixed investment option is not eligible for participation in the Asset Rebalancing Program.) The entire value of the contract owners' variable investment accounts must be included in the Asset Rebalancing Program. Other investment programs, such as the DCA program, or other transfers or withdrawals may not work in concert with the Asset Rebalancing Program. Therefore, contract owners should monitor their use of these programs and other transfers or withdrawals while the Asset Rebalancing Program is being used. Contract owners interested in the Asset Rebalancing Program may obtain a separate application and full information concerning the program from their securities dealer or the Service Office. There is no charge for participation in the Asset Rebalancing Program.

LOANS

         While the contract is in force, the owner may obtain loans using the owner's contract as the sole security for the loan. The maximum loan amount is 90% of cash value at the time of the loan; the minimum loan amount is $1,000. Contract loans may be subject to income tax and a 10% penalty tax (see "FEDERAL TAX MATTERS"). When an owner requests a loan, the Company will reduce the owner's investment in the investment accounts and transfer the amount of the loan to the loan account, a part of the Company's general account. The owner may designate the investment accounts from which the loan is to be withdrawn. Absent such a designation, the amount of the loan will be withdrawn from the investment accounts on a pro rata basis. On each contract anniversary, the Company will transfer from the investment accounts to the loan account the amount by which the debt on the contract exceeds the balance in the loan account. In addition, any additional payments are first applied to the amount of any debt under any outstanding loan.

         The Company charges interest of 6% per year on contract loans. Loan interest is payable in arrears and, unless paid in cash, the accrued loan interest is added to the amount of the debt and bears interest at 6% as well. Except for the target loan amount described below, the loan account will be credited interest at the rate of 4% per year.

         The target loan amount is equal to the greater of:

         (a) the excess of the contract value over the unliquidated payments, or
         (b) 10% of total payments made under the contract.

         The amount of the loan account that is less than or equal to the target loan amount will be credited interest at the rate of 6% per year (unless a lower rate becomes necessary in order to maintain the tax status of the contract). The portion of the loan account that qualifies as target loan amount is determined on the contract date and each monthly anniversary day.

         If on any date debt under a contract exceeds the contract value, the contract will be in default. In such case, the owner will receive a notice indicating the payment needed to bring the contract out of default and will have a sixty-one day grace period within which to pay that amount. If the required payment is not made within the grace period, the contract will be terminated.


There is a potential that the policy could lapse if projected earnings are not achieved and there is a loan outstanding. See "Tax Treatment of Loans" for further discussion of the possible adverse tax consequences in the event that a contract lapses and a loan is outstanding.


         The amount of any debt will be deducted from the death benefit otherwise payable under the contract (see "DEATH BENEFIT"). In addition, debt, whether or not repaid, will have a permanent effect on the contract value because the investment results of the investment accounts will apply only to the unborrowed portion of the contract value. The longer debt is outstanding, the greater the effect is likely to be. The effect could be favorable or unfavorable. If the investment results are greater than the rate being credited on amounts held in the loan account while the debt is outstanding, the contract value will not increase as rapidly as it would have if no debt were outstanding. If investment results are below that rate, the contract value will be higher than it would have been had no debt been outstanding.

         The owner may repay any debt in whole or in part at any time while the contract is in force. An amount equal to the amount of the loan repayment will be transferred from the loan account and allocated among the investment accounts in the same percentage as additional payments are allocated, unless the owner requests otherwise.

WITHDRAWALS

         Prior to the earlier of the maturity date or the death of the insured, the owner may withdraw all or a portion of the contract value upon written request, complete with all necessary information to the Service Office. In the case of a total withdrawal, the Company will pay the surrender value as of the date of receipt of the request at the Service Office, and the contract will terminate. In the case of a partial withdrawal from an investment account, the Company will pay the amount requested and deduct that amount plus any applicable withdrawal charge from such investment account. All request to withdraw all or a portion of the contract value must be in writing. Telephone withdrawals are not permitted. (see "CHARGES AND DEDUCTIONS").

         When making a partial withdrawal, the contract owner should specify the investment accounts from which the withdrawal is to be made. The amount requested from an investment account may not exceed the value of that investment account less any applicable withdrawal charge. If the contract owner does not specify the investment account from which a partial withdrawal is to be taken, a partial withdrawal will be taken from all the investment accounts. The face amount will be reduced proportionally to the reduction in the contract value due to the partial withdrawal.

         For the rules governing the order and manner of withdrawals from the fixed investment option (see "FIXED INVESTMENT OPTION").

         There is no limit on the frequency of partial withdrawals; however, the amount withdrawn must be at least $300 or, if less, the entire balance in the investment account. If after the withdrawal (and deduction of any withdrawal charge) the amount remaining in the investment account is less than $100, the Company will treat the partial withdrawal as a withdrawal of the entire amount held in the investment account. If a partial withdrawal plus any applicable withdrawal charge would reduce the contract value to less than $300, the Company will treat the partial withdrawal as a total withdrawal of the contract value.

         The amount of any withdrawal from the variable investment options will be paid promptly, and in any event within seven days of receipt of the request, complete with all necessary information at the Service Office, except that the Company reserves the right to defer the right of withdrawal or postpone payments for any period when: (1) the New York Stock Exchange is closed (other than customary weekend and holiday closings), (2) trading on the New York Stock Exchange is restricted, (3) an emergency exists as a result of which disposal of securities held in the Variable Account is not reasonably practicable or it is not reasonably practicable to determine the value of the Variable Account's net assets, or (4) the SEC, by order, so permits for the protection of security holders; provided that applicable rules and regulations of the SEC shall govern as to whether the conditions described in (2) and (3) exist.

         Withdrawals from the contract may be subject to income tax and a 10% penalty tax (see "FEDERAL TAX MATTERS").


DEATH BENEFIT



Upon receipt of proof of the death of the insured while the contract is in force, the Company will pay the death benefit proceeds to the beneficiary. The amount of the death benefit is determined on the date the Company receives proof of the insured's death and will be the greater of (a) the face amount or (b) the contract value times the death benefit factor from the following table:

                             Death                      Death
         Attained           Benefit      Attained      Benefit
           Age              Factor         Age         Factor
         --------           -------      --------      -------

           40 or
          younger            250%           60          130%
            41               243%           61          128%
            42               236%           62          126%
            43               229%           63          124%
            44               222%           64          122%
            45               215%           65          120%
            46               209%           66          119%
            47               203%           67          118%
            48               197%           68          117%
            49               191%           69          116%
            50               185%           70          115%
            51               178%           71          113%
            52               171%           72          111%
            53               164%           73          109%
            54               157%           74          107%
            55               150%          75-90        105%
            56               146%           91          104%
            57               142%           92          103%
            58               138%           93          102%
            59               134%          94-99        101%

         Proof of death is received when one of the following is received at the Service Office:

         (a)   A certified copy of a death certificate; or
         (b) A certified copy of a decree of a court of competent jurisdiction as to the finding of death; or
         (c)   Any other proof satisfactory to the Company.

         All or part of the death benefit proceeds may be paid in cash or applied under an annuity option (see "ANNUITY PAYMENT OPTIONS"). If there is any debt under the contract, the death benefit proceeds equal the death benefit, as described above, less such debt.

ANNUITY PAYMENT OPTIONS

         Proceeds payable under the contract are payable either in a lump sum or in accordance with one or more annuity options. If no annuity option is specified, then proceeds will be paid in a lump sum. The person to receive payments under an option is called the payee and for joint and survivor annuities, the second person named is called the co-payee. An annuity option may be chosen only if the amount to be applied for any payee is at least $2,000. Each periodic payment must be at least $25. In addition to the annuity options described below, the owner may choose any form of settlement acceptable to the Company.

The following options are guaranteed in the contract:

         Option 1(a): Non-Refund Life Annuity - An annuity with payments during the lifetime of the payee. No payments are due after the death of the payee. Since there is no guarantee that any minimum number of payments will be made, an annuitant may receive only one payment if the annuitant dies prior to the date the second payment is due.

         Option 1(b): Life Annuity with Payments Guaranteed for 10 Years - An annuity with payments guaranteed for 10 years and continuing thereafter during the lifetime of the payee. Since payments are guaranteed for 10 years, annuity payments will be made to the end of such period if the payee dies prior to the end of the tenth year.

         Option 2(a): Joint & Survivor Non-Refund Life Annuity - An annuity with payments during the lifetimes of the payee and a designated co-payee. No payments are due after the death of the last survivor of the payee and co-payee. Since there is no guarantee that any minimum number of payments will be made, a payee or co-payee may receive only one payment if the payee and co-payee die prior to the date the second payment is due.

         Option 2(b): Joint & Survivor Life Annuity with Payments Guaranteed for 10 Years - An annuity with payments guaranteed for 10 years and continuing thereafter during the lifetimes of the payee and a designated co-payee. Since payments are guaranteed for 10 years, annuity payments will be made to the end of that period if both the payee and the co-payee die prior to the end of the tenth year.

         In addition to the foregoing annuity options which the Company is contractually obligated to offer at all times, the Company currently offers the following annuity options. The Company may cease offering the following annuity options at any time and may offer other annuity options in the future.

         Option 3: Life annuity with Payments Guaranteed for 5, 15 or 20 Years - An annuity with payments guaranteed for 5, 15 or 20 years and continuing thereafter during the lifetime of the payee. Since payments are guaranteed for the specific number of years, annuity payments will be made to the end of the last year of the 5, 15 or 20 year period.

         Option 4: Joint & Two-Thirds Survivor No-Refund Life Annuity - An annuity with full payments during the joint lifetime of the payee and a designated co-payee and two-thirds payments during the lifetime of the survivor. Since there is no guarantee that any minimum number of payments will be made, a payee or co-payee may receive only one payment if the payee and co-payee die prior to the date the second payment is due.

Death Benefit under Annuity Payment Options

         If annuity payments have been selected based on an annuity option providing for payments for a guaranteed period, and the payee(s) dies, the Company will make the remaining guaranteed payments to the payee's named beneficiary. If no beneficiary is living, the Company will commute any unpaid guaranteed payments to a single sum (on the basis of the interest rate used in determining the payments) and pay that single sum to the estate of the payee.

TERMINATION

         The contract will terminate and life insurance coverage will cease on the earliest of the following:

         (a)   the date the owner surrenders the contract; or
         (b)   the maturity date of the contract; or
         (c)   the end of the grace period described below; or
         (d)   the death of the insured.

         A grace period of 61 days commences on a monthly anniversary day on which the contract's surrender value is less than zero. If sufficient payment is not made by the end of the grace period, the contract will terminate without value. The Company will mail the owner and any assignee written notice of the amount of payment that will be required to continue the contact in force at least 61 days before the end of the grace period. The payment required will be no greater than the amount required to pay the monthly deduction for three months as of the day the grace period began. If payment is not made by the end of the grace period, the owner's contract will terminate without value.

         Termination on the maturity date may be avoided if the insured is living on that date and if the owner sends the Company written notice that the owner elects the contract's extended maturity option prior to the maturity date. If the extended maturity option is elected, the entire contract value will be transferred to the fixed investment account on the maturity date and no further cost of insurance charges will be incurred. Death benefit proceeds will then be equal to the surrender value. A decision to elect, or not to elect, the extended maturity option will have income tax consequences (see "FEDERAL TAX MATTERS").

REINSTATEMENT

         During the life of the insured, this contract may be reinstated within two years from the end of the grace period unless it was surrendered for payment of its surrender value. To reinstate, the Company must receive satisfactory proof of the insurability of the insured, and any debt must be repaid or reinstated. Sufficient payment must be made to cover:

         (a) all monthly deductions that are due and unpaid during the grace period, and
         (b) three months of the guaranteed maximum cost of insurance as of the date of reinstatement.

The contract value on the reinstated date will reflect:

         (a)   the contract value at the time of termination; plus
         (b)   payments made at the time of reinstatement.

The withdrawal charge will be based on the number of contract years from the original contract date.

FIXED INVESTMENT OPTION

         Investment Option. A one year fixed investment option is available under the contract. Under the one year fixed investment option, the Company guarantees the principal value of payments and the rate of interest credited to the investment account until the next contract anniversary. The portion of the contract value in the one year fixed investment option will reflect such interest and principal guarantees. The guaranteed interest rates on new amounts allocated or transferred to the fixed investment account are determined from time-to-time by the Company in accordance with market conditions. The effective interest rate credited at any time to the fixed investment account of a contract is the weighted average of all guaranteed rates for the contract. In no event will the guaranteed rate of interest be less than 3%. Once an interest rate is guaranteed for an amount in the fixed investment account, it is guaranteed until the next contract anniversary and may not be changed by the Company.

         Pursuant to a Guarantee Agreement dated November 19, 1993, (originally entered into by North American Life and assumed by Manulife in the merger), Manulife, the ultimate parent of the Company, unconditionally guarantees to the Company on behalf of and for the benefit of the Company and owners of fixed contracts issued by the Company that it will, on demand, make funds available to the Company for the timely payment of contractual claims under fixed contracts. This Guarantee covers the fixed portion of the contracts described in this Prospectus. This Guarantee may be terminated by Manulife on notice to the Company. Termination will not affect Manulife's continuing liability with respect to all fixed contracts issued prior to the termination of the Guarantee.

         Investment Account. Contract owners may allocate payments, or make transfers from the variable investment options, to the fixed investment option at any time prior to the maturity date. The Company will establish an investment account when amounts are allocated to the fixed investment option.

         Renewals. At the end of a guarantee period, the contract owner may establish a new investment account with a one year guarantee period at the then current interest rate or transfer the amounts to a variable investment option, all without the imposition of any charge. If the contract owner does not specify the renewal option desired, the Company will select the fixed investment option.

         Transfers. Prior to the maturity date, the contract owner may transfer amounts from the fixed investment account to the variable investment options within 30 days of the contract anniversary. Amounts in the fixed investment account may be transferred prior to the end of the contract year pursuant to the Dollar Cost Averaging program.

         Withdrawals. The contract owner may make total and partial withdrawals of amounts held in the fixed investment account at any time prior to the maturity date or his or her death. Withdrawals from the fixed investment account will be made in the same manner and be subject to the same limitations as set forth under "WITHDRAWALS." The Company reserves the right to defer payment of amounts withdrawn from the fixed investment account for up to six months from the date it receives the written withdrawal request (if a withdrawal is deferred for more than 30 days pursuant to this right, the Company will pay interest on the amount deferred at a rate not less than 3% per year or such higher rate as may be required by the applicable state or jurisdiction).

         Withdrawals allocated to the free withdrawal amount may be withdrawn without the imposition of a withdrawal charge. If withdrawals are taken from more than one investment account, the free withdrawal amount will be applied to all investment accounts on a pro rata basis.

         Withdrawals from the contract may be subject to income tax and a 10% penalty tax (see "FEDERAL TAX MATTERS").

         Securities Registration. Due to certain exemptive and exclusionary provisions, interests in the fixed investment account are not registered under the Securities Act of 1933 (the "1933 Act") and the Company's general account is not registered as an investment company under the 1940 Act. Accordingly, neither interests in the fixed investment account nor the general account are subject to the provisions or restrictions of the 1933 Act or the 1940 Act and the staff of the SEC has not reviewed the disclosures in the Prospectus relating thereto. Disclosures relating to interests in the fixed investment account and the general account, however, may be subject to certain generally applicable provisions of the Federal securities laws relating to the accuracy of statements made in a registration statement.

TEN DAY RIGHT TO REVIEW

         The contract owner may cancel the contract by returning it to the Service Office or agent at any time within 10 days after receipt of the contract. Within 7 days of receipt of the contract by the Company, the Company will refund the payment made for the contract, less any debt or partial withdrawals.

         No withdrawal charge is imposed upon return of the contract within the ten day right to review period. The ten day right to review may vary in certain states in order to comply with the requirements of insurance laws and regulations in such states.

OWNERSHIP

         The contract owner is the person entitled to exercise all rights under the contract and is the person designated in the contract specifications page or as subsequently named. If amounts become payable to any beneficiary under the contract, the beneficiary is the contract owner.

         Any change of ownership or assignment must be made in writing. Any change must be approved by the Company. Any assignment and any change, if approved, will be effective as of the date the Company receives the request at the Service Office. The Company assumes no liability for any payments made or actions taken before a change is approved or an assignment is accepted or responsibility for the validity or sufficiency of any assignment. An absolute assignment will revoke the interest of any revocable beneficiary.

BENEFICIARY

         The beneficiary is the person, persons or entity designated in the contract specifications page or as subsequently named. The beneficiary may be changed subject to the rights of any irrevocable beneficiary. Any change must be made in writing, approved by the Company and if approved, will be effective as of the date on which written. The Company assumes no liability for any payments made or actions taken before the change is approved. If no beneficiary is living, the contingent beneficiary will be the beneficiary. The interest of any revocable beneficiary is subject to that of any assignee. If no beneficiary or contingent beneficiary is living, the beneficiary is the owner or the owner's estate.

MISCELLANEOUS CONTRACT PROVISIONS

Limit on Right to Contest

         With regard to the life of each insured, the contract will be incontestable after it has been in force during the lifetime of the insured for two years from the issue date. Any increase in face amount for which evidence of insurability was obtained will be incontestable only after the increase has been in force, during the insured's lifetime, for two years from the effective date of the increase. The two year incontestability period may vary in certain states in order to comply with the requirements of insurance laws and regulations in such states.

         In issuing the contract, the Company has relied upon the application. The statements in that application, in the absence of fraud, are considered representations and not warranties. No statement made in connection with the contract application will be used by the Company to void the contract or to deny a claim unless that statement is a part of the contract application or any amendments thereof.

Suicide Exclusion

         If any insured commits suicide, while sane or insane, within two years of the issue date, the Company will return payments made, less any debt and any partial withdrawals. If any insured commits suicide, while sane or insane, within two years from the effective date of any increase in face amount for which evidence of insurability was established, the Company will return the additional payment which increased the face amount.

Misrepresentation of Age or Sex

         If the age or sex of any insured has been misstated, the death benefit proceeds will be limited to those which would have been appropriate for the insured's correct age and sex.

Assignment

         While the insured is alive, the owner may assign the contract. No assignment will be binding on the Company unless it is written in a form acceptable to the Company and received at the Service Office. The Company will not be liable for any payments made or actions taken before the Company accepts the assignment. An absolute assignment will revoke the interest of any revocable beneficiary. The Company will not be responsible for the validity of any assignment. An assignment may result in income tax and a 10% penalty tax (see "FEDERAL TAX MATTERS").

Creditors' Claims

         To the extent permitted by law, no benefits payable under this contract will be subject to the claims of the contract owner's or the beneficiary's creditors.

Non-Participation

         The contract is non-participating and will not share in the Company's profits or surplus earnings. The Company will pay no dividends on the contract.

Notices and Elections

         To be effective, all notices and elections made under the contract must be in writing, signed by the owner and received by the Company at the Service Office. Certain exceptions may apply (see "Telephone Transactions"). Unless otherwise provided in the contract, all notices, requests and elections will be effective when received at the Service Office, complete with all necessary information.

Modification

         The Company will not change or modify the contract without the owner's consent except to the extent necessary to conform to any applicable law or regulation or any ruling issued by a government agency. The provisions of the contract shall be interpreted so as to comply with the requirements of Section 7702 of the Code.

                             CHARGES AND DEDUCTIONS

         Charges and deductions under the contracts are assessed against contract values. In addition, there are deductions from and expenses paid out of the assets of the Trust Portfolios that are described in the accompanying Prospectus of the Trust.

MONTHLY DEDUCTION

         On each monthly anniversary day, a deduction is made from contract value to compensate the Company for the cost of insurance and certain other expenses incurred in connection with the contract. The monthly deduction amount is determined as of that valuation date, or if the monthly anniversary day is not a valuation date, the immediately following valuation date is used. The monthly deduction will be allocated among the investment accounts on a pro rata basis. The monthly deduction will vary from month to month. If the surrender value is insufficient to cover the monthly deduction due on any monthly anniversary day, the contract may terminate without value (see "TERMINATION").

DISTRIBUTION CHARGE

         During the first ten contract years, a distribution charge equal to an annual rate of 0.25% of contract value will be deducted monthly as compensation for a portion of the sales expenses the Company incurs with respect to the contract (see "DISTRIBUTION OF THE CONTRACT"). The Company will monitor distribution charges, Federal tax charges and contingent deferred sale charges deducted under a contract to ensure that the sum of these charges will never exceed 9% of aggregate payments made under that contract.

PREMIUM TAX CHARGE

         During the first ten contract years, a premium tax charge equal to an annual rate of 0.25% of contract value will be deducted monthly to defray premium taxes the Company pays to state and local governments in connection with the contract. This charge is designed to offset the average premium tax the Company expects to pay with respect to a contract (approximately 2.50% of premium payments received), but will not necessarily equal the premium tax paid by the Company with respect to a particular contract.

FEDERAL TAX CHARGE

         During the first ten contract years, a Federal tax charge equal to an annual rate of 0.15% of contract value will be deducted monthly to defray an increased Federal tax liability resulting from the application of Section 848 of the Code.

ADMINISTRATION CHARGE

         An administration charge equal to an annual rate of 0.40% of contract value will be deducted monthly as compensation for administrative expenses, including those for insurance underwriting and contract issuance, establishing and maintaining contract records, calculating contract values, providing reports to contract owners, preparation and filing of tax records and forms and processing contract transactions such as transfers, contract loans, partial withdrawals and surrenders. The administration charge is guaranteed never to increase over the life of the contract, and was established to cover average anticipated administrative expenses to be incurred over the period this class of contract will be in force.

         An administrative charge of $2.50 per month will be imposed upon contracts with less than $100,000 of total premium payments. This charge, when imposed, offsets the lower asset base from which the Company can recover its costs of contract administration through the asset-based administrative charge described above.

COST OF INSURANCE CHARGE

         The Company will make a monthly deduction for the cost of providing life insurance coverage for the insured. This charge is guaranteed not to exceed the maximum cost of insurance charge determined on the basis of the mortality table guaranteed in the contract, calculated using the 1980 CSO Table. Currently, a cost of insurance charge equal to an annual rate of 0.35% of contract value (0.55% of contract value after the first ten contract years) will be deducted monthly. If there is more than one insured, a cost of insurance charge equal to an annual rate of 0.10% of contract value (0.30% of contract value after the first ten contract years). The Company reserves the right to increase or decrease this current cost of insurance charge so long as the maximum charges guaranteed in the contract are not exceeded.

MORTALITY AND EXPENSE RISK CHARGE

         A mortality and expense risk charge equal to an annual rate of 0.90% of the value of variable investment accounts will be deducted monthly for assuming the mortality and expense risks under the contract. The mortality risk assumed under the contract is the risk that the cost of providing the death benefit will exceed the maximum guaranteed cost of insurance charge. The expense risk assumed under the contract is the risk that the cost of providing administrative services will exceed the revenues from the administration charges.

WITHDRAWAL CHARGE

         If the contract owner makes a partial withdrawal or surrenders the contract during the first nine contract years, the Company will impose a withdrawal charge which declines during that nine-year period, however, no withdrawal charges will be imposed upon death of the insured. The withdrawal charge consists of two components: a contingent deferred sales charge and an unrecovered premium tax charge. The withdrawal charge is applicable only to that portion of the proceeds of a surrender or partial withdrawal that exceeds the "free withdrawal amount." The free withdrawal amount is the greater of (a) or
(b) as defined below; however, the free withdrawal amount may never exceed the surrender value.

         (a) the excess of the contract value on the date of withdrawal or surrender over the unliquidated payments; or
         (b) 10% of total payments less all prior partial withdrawals in that contract year.

The total amount of the withdrawal charge is determined by multiplying the amount withdrawn or surrendered in excess of the free withdrawal amount by the applicable total withdrawal charge percentage shown in the following table:

                                                    Total
         Contract                Unrecovered     Withdrawal
           Year       Cdsc       Premium Tax       Charge
         --------     ----       -----------       ------

             1        6.75%          2.25%          9.00%
             2        6.50%          2.00%          8.50%
             3        6.25%          1.75%          8.00%
             4        5.50%          1.50%          7.00%
             5        4.75%          1.25%          6.00%
             6        4.00%          1.00%          5.00%
             7        3.25%          0.75%          4.00%
             8        2.50%          0.50%          3.00%
             9        1.75%          0.25%          2.00%
            10+        0%             0%             0%

The Company will monitor distribution charges, Federal tax charge and contingent deferred sale charges deducted under a contract to ensure that the sum of these charges will never exceed 9% of aggregate payments made under that contract.

         The total withdrawal charge will be eliminated when a contract is issued to an officer, director or employee (or a relative thereof) of the Company, Manulife, the Trust or any of their affiliates.

Withdrawal Charge Waiver in Connection with Clinton's Administration's Fiscal Year 1999 Budget Proposal


         The Clinton administration's Fiscal Year 1999 Budget proposal dated February 2, 1998 (the "Budget Proposal") contains proposals to change the taxation of life insurance contracts. See "FEDERAL TAX MATTERS - Introduction." While it is uncertain whether the Budget Proposal will become law, if the Budget Proposal is enacted substantially as proposed, withdrawal charges will be waived on purchase payments made on or after February 2, 1998, provided such amounts are withdrawn within 60 days of the date that the Budget Proposal becomes law. The Company reserves the right to terminate this withdrawal charge waiver at any time. If the waiver is terminated, purchase payments made from February 2, 1998 to the termination date of the waiver will not be subject to withdrawal charge as provided above. This waiver does not affect a contract owner's right to cancel a contract within the ten day right to review period. See "DESCRIPTION OF THE CONTRACT -- Ten Day Right to Review." Withdrawals may be subject to income tax to the extent of earnings under the contract and, if the contract is a modified endowments contract and the withdrawal is made prior to age 59 1/2, generally will be subject to a 10% IRS penalty tax. See "FEDERAL TAX MATTERS - Taxation of Partial and Full Withdrawals."


         The revenues from the contingent deferred sales charge and the distribution charge may be insufficient to defray all distribution expenses. If there is a shortfall, the Company will bear the expense from its general account assets. Such assets may include profits, if any, from the cost of insurance and mortality and expense risk charges described above.

         The unrecovered premium tax charge is designed to reimburse the Company upon a surrender or partial withdrawal during the first nine contract years for state premium taxes it will have paid in connection with receipt of contract payments. The amounts deducted pursuant to the asset-based charge for premium taxes prior to withdrawal, plus the deferred premium tax charges deducted upon the amounts surrendered or withdrawn, will approximately equal the Company's expected state premium tax obligations as a result of its receipt of contract payments, based upon an estimated 2.5% average premium tax obligation.

OTHER CHARGES

TRUST ANNUAL EXPENSES
(as a percentage of Trust average net assets)

The Separate Account purchases shares of Portfolios at net asset value. The net asset value of those shares reflects the following investment management fees and expenses:

                                                      OTHER
                                                    EXPENSES
                                     MANAGEMENT  (AFTER EXPENSE     TOTAL TRUST
TRUST PORTFOLIO                         FEES   REIMBURSEMENT)*** ANNUAL EXPENSES

Science & Technology................   1.100%         0.160%           1.260%
International Small Cap.............   1.100%         0.210%           1.310%
Emerging Growth.....................   1.050%         0.060%           1.110%
Pilgrim Baxter Growth...............   1.050%         0.130%           1.180%
Small/Mid Cap.......................   1.000%         0.050%           1.050%
International Stock.................   1.050%         0.330%           1.380%
Global Equity.......................   0.900%         0.110%           1.010%
Equity..............................   0.750%         0.050%           0.800%
Growth..............................   0.850%         0.100%           0.950%
Blue Chip Growth....................   0.925%         0.050%           0.975%***
Real Estate Securities..............   0.700%         0.070%           0.770%***
Value...............................   0.800%         0.160%           0.960%
International Growth and Income.....   0.950%         0.170%           1.120%
Growth and Income...................   0.750%         0.040%           0.790%
Equity-Income.......................   0.800%         0.050%           0.850%
Aggressive Asset Allocation.........   0.750%         0.150%           0.900%
High Yield..........................   0.775%         0.110%           0.885%
Moderate Asset Allocation...........   0.750%         0.100%           0.850%
Conservative Asset Allocation.......   0.750%         0.140%           0.890%
Strategic Bond......................   0.775%         0.100%           0.875%
Global Government Bond..............   0.800%         0.130%           0.930%
Investment Quality Bond.............   0.650%         0.090%           0.740%
U.S. Government Securities..........   0.650%         0.070%           0.720%
Money Market........................   0.500%         0.040%           0.540%
Lifestyle Aggressive 1000#..........       0%         1.116%**         1.116%
Lifestyle Growth 820#...............       0%         1.048%**         1.048%
Lifestyle Balanced 640#.............       0%         0.944%**         0.944%
Lifestyle Moderate 460#.............       0%         0.850%**         0.850%
Lifestyle Conservative 280#.........       0%         0.708%**         0.708%



* Based on estimates of payments to be made during the current fiscal year.

** Reflects expenses of the Underlying Portfolios. Manufacturers Securities Services, LLC has voluntarily agreed to pay the expenses of each Lifestyle Trust (excluding the expenses of the Underlying Portfolios). This voluntary expense reimbursement may be terminated at any time. If such expense reimbursement was not in effect, Total Trust Annual Expenses would be .04% higher (based on expenses of the Lifestyle Trusts for the fiscal year ended December 31, 1997) as noted in the chart below:

                                    MANAGEMENT     OTHER       TOTAL TRUST
TRUST PORTFOLIO                        FEES      EXPENSES    ANNUAL EXPENSES

Lifestyle Aggressive 1000.........      0%        1.156%        1.156%
Lifestyle Growth 820..............      0%        1.088%        1.088%
Lifestyle Balanced 640............      0%        0.984%        0.984%
Lifestyle Moderate 460............      0%        0.890%        0.890%
Lifestyle Conservative 280........      0%        0.748%        0.748%

# Each Lifestyle Trust will invest in shares of the Underlying Portfolios. Therefore, each Lifestyle Trust will bear its pro rata share of the fees and expenses incurred by the Underlying Portfolios and the investment return of each Lifestyle Trust will be net of the Underlying Portfolio expenses. Each Lifestyle Portfolio must also bear its own expenses. However, the Adviser is currently paying these expenses as described in footnote ** above.

*** During the one year period ended December 31, 1997, MSS voluntarily waived fees payable to it and/or reimbursed expenses to the extent necessary to prevent "Total Trust Annual Expenses" for the Quantitative Equity, Real Estate and Capital Growth Bond Trusts from exceeding .50% of the Trust's average net assets. This voluntary fee waiver was terminated effective January 1, 1998. Expenses shown in the table for these three Trusts do not reflect the fee waiver.



OTHER TAXES

         The Company reserves the right to make charges for any additional tax obligations that may be incurred in the future as a result of establishing or maintaining the Variable Account, issuing a contract, receiving payments under a contract, or from commencing or continuing annuity option payments under a contract.

                               FEDERAL TAX MATTERS

INTRODUCTION

         The following discussion of the Federal income tax treatment of the contract is not exhaustive, does not purport to cover all situations, and is not intended as tax advice. The Federal income tax treatment of the contract is unclear in certain circumstances, and a qualified tax advisor should always be consulted with regard to the application of law to individual circumstances. This discussion is based on the Code, Treasury Department regulations, and interpretations existing on the date of this Prospectus. These authorities, however, are subject to change by Congress, the Treasury Department, and judicial decisions.

         The Clinton administration's Fiscal Year 1999 Budget Proposal dated February 2, 1998 (the "Budget Proposal") contains proposals to change the taxation of life insurance contracts. The Budget Proposal proposes to tax exchanges of variable contracts for fixed contracts, exchanges of fixed contracts for variable contracts, exchanges of variable contracts for variable contracts and reallocation within variable contracts. Currently, owners of life contracts may exchange their contracts for another life insurance contract without currently incurring tax, and reallocations among investment options are not treated as a taxable exchange. In addition, the Budget Proposal proposes that the contract owner's basis in life insurance contracts be reduced by certain amounts (related to the cost of insurance and possibly expenses) for purposes of determining the taxable gain on in the contract. Currently, basis in life insurance contracts is not reduced by this amount. The Budget Proposal states that it generally would apply only to contracts issued after the date of first congressional committee action, but that the new exchange and reallocation rules would also apply to any existing contract that was materially changed. While it is uncertain whether the Budget Proposal will become law, if the Budget Proposal is enacted substantially as proposed, withdrawal charges will be waived. See "CHARGES AND DEDUCTIONS - Withdrawal Charge."

         This discussion does not address state or local tax consequences associated with the purchase of the contract. In addition, THE COMPANY MAKES NO GUARANTEE REGARDING ANY TAX TREATMENT -- FEDERAL, STATE OR LOCAL -- OF ANY CONTRACT OR OF ANY TRANSACTION INVOLVING A CONTRACT.

THE COMPANY'S TAX STATUS

         The Company is taxed as a life insurance company under the Code. Since the operations of the Variable Account are a part of, and are taxed with, the operations of the Company, the Variable Account is not separately taxed as a "regulated investment company" under the Code. Under existing Federal income tax laws, investment income and capital gains of the Variable Account are not taxed to the extent they are applied under a contract. The Company does not anticipate that it will incur any Federal income tax liability attributable to such income and gains of the Variable Account, and therefore the Company does not intend to make any provision for such taxes. If the Company is taxed on investment income or capital gains of the Variable Account, then the Company may impose a charge against the Variable Account to make provision for such taxes. The Company's Federal tax liability is increased, however, in respect of the contracts because of the Federal tax law's treatment of deferred acquisition costs (for which the Company imposes a Federal tax charge) (see "CHARGES AND DEDUCTIONS").

TAXATION OF LIFE INSURANCE CONTRACTS IN GENERAL

Tax Status of the Contract

         Section 7702 of the Code establishes a statutory definition of life insurance for Federal tax purposes. The Company believes that the contract will meet the statutory definition of life insurance, which places limitations on the amount of premium payments that may be made and the contract values that can accumulate relative to the death benefit. As a result, the death benefit payable under the contract will generally be excludable from the beneficiary's gross income, and interest and other income credited under the contract will not be taxable unless certain withdrawals are made (or are deemed to be made) from the contract prior to the insured's death, as discussed below. This tax treatment will only apply, however, if (1) the investments of the Variable Account are "adequately diversified" in accordance with Treasury Department regulations, and
(2) the Company, rather than the contract owner, is considered the owner of the assets of the Variable Account for Federal income tax purposes.

         DIVERSIFICATION REQUIREMENTS. The Code and Treasury Department regulations prescribe the manner in which the investments of a segregated asset account, such as the Variable Account, are to be "adequately diversified." If the Variable Account fails to comply with these diversification standards, the contract will not be treated as a life insurance contract for Federal income tax purposes and the owner would generally be taxable currently on the income on the contract (as defined in the tax law). The Company expects that the Variable Account, through the Trust, will comply with these diversification requirements. Although the investment adviser of the Trust is an affiliate of the Company, the Company does not have control over the Trust or its investments. Nonetheless, the Company believes that each Trust Portfolio in which the Variable Account owns shares will be operated in compliance with the diversification requirements prescribed by the Code and Treasury Department regulations.

         OWNERSHIP TREATMENT. In certain circumstances, variable life insurance contract owners may be considered the owners, for Federal income tax purposes, of the assets of a segregated asset account, such as the Variable Account, used to support their contracts. In those circumstances, income and gains from the segregated asset account would be includible in the contract owners' gross income. The Internal Revenue Service (the "IRS") has stated in published rulings that a variable contract owner will be considered the owner of the assets of a segregated asset account if the owner possesses incidents of ownership in those assets, such as the ability to exercise investment control over the assets. In addition, the Treasury Department announced, in connection with the issuance of regulations concerning investment diversification, that those regulations "do not provide guidance concerning the circumstances in which investor control of the investments of a segregated asset account may cause the investor, rather than the insurance company, to be treated as the owner of the assets in the account." This announcement also stated that guidance would be issued by way of regulations or rulings on the "extent to which policyholders may direct their investments to particular Sub-Accounts [of a segregated asset account] without being treated as owners of the underlying assets." As of the date of this Prospectus, no such guidance has been issued.

         The ownership rights under the contract are similar to, but different in certain respects from, those described by the IRS in rulings in which it was determined that contract owners were not owners of the assets of a segregated asset account. For example, the owner of this contract has the choice of many more investment options to which to allocate premium payments and variable investment account values, and may be able to transfer among investment options more frequently, than in such rulings. These differences could result in the contract owner being treated as the owner of a portion of the assets of the Variable Account and thus subject to current taxation on the income and gains from those assets . In addition, the Company does not know what standards will be set forth in the regulations or rulings which the Treasury Department has stated it expects to issue. The Company therefore reserves the right to modify the contract as necessary to attempt to prevent contract owners from being considered the owners of the assets of the Variable Account. However, there is no assurance that such efforts would be successful.

         The remainder of this discussion assumes that the contract will be treated as a life insurance contract for Federal tax purposes.

Tax Treatment of Life Insurance Death Benefit Proceeds

         In general, the amount of the death benefit payable from a contract by reason of the death of the insured is excludable from gross income under Section 101 of the Code. Certain transfers of the contract for valuable consideration, however, may result in a portion of the death benefit being taxable.

         If the death benefit is not received in a lump sum and is, instead, applied under one of the settlement options, payments generally will be prorated between amounts attributable to the death benefit which will be excludable from the beneficiary's income and amounts attributable to interest (accruing after the insured's death) which will be includible in the beneficiary's income.

Tax Deferral During Accumulation Period

         Under existing provisions of the Code, except as described below, any increase in an owner's contract value is generally not taxable to the owner unless amounts are received (or are deemed to be received) from the contract prior to the insured's death. If there is a total withdrawal from the contract, the surrender value will be includible in the owner's income to the extent the amount received exceeds the "investment in the contract." (If there is any debt at the time of a total withdrawal, such debt will be treated as an amount received by the owner.) The "investment in the contract" generally is the aggregate amount of premium payments and other consideration paid for the contract, less the aggregate amount received under the contract previously to the extent such amounts received were excludable from gross income. Whether partial withdrawals (or other amounts deemed to be distributed) from the contract constitute income to the owner depends, in part, upon whether the contract is considered a "modified endowment contract" (a "MEC") for Federal income tax purposes.

         CONTRACTS WHICH ARE MECS

         Characterization of a Contract as a MEC. In general, this contract will constitute a MEC unless (1) it was received in exchange for another life insurance contract which was not a MEC, and (2) no premium payments (other than the exchanged contract) are paid into the contract during the first seven contract years. In addition, even if the contract initially is not a MEC, it may in certain circumstances become a MEC. These circumstances would include a later increase in benefits, any other material change of the contract (within the meaning of the tax law), and a withdrawal or reduction in the death benefit during the first seven contract years.

         Tax Treatment of Withdrawals, Loans, Assignments and Pledges under MECs. If the contract is a MEC, withdrawals from the contract will be treated first as withdrawals of income and then as a recovery of premium payments. Thus, withdrawals will be includible in income to the extent the contract value exceeds the investment in the contract. The amount of any loan (including unpaid interest thereon) under the contract will be treated as a withdrawal from the contract for tax purposes. In addition, if the owner assigns or pledges any portion of the value of a contract (or agrees to assign or pledge any portion), such portion will be treated as a withdrawal from the contract for tax purposes. The owner's investment in the contract is increased by the amount includible in income with respect to such assignment, pledge, or loan, though it is not affected by any other aspect of the assignment, pledge, or loan (including its release or repayment). Before assigning, pledging, or requesting a loan under a contract which is a MEC, an owner should consult a qualified tax advisor.

         Penalty Tax. Generally, withdrawals (or the amount of any deemed withdrawals) from a MEC are subject to a penalty tax equal to 10% of the portion of the withdrawal that is includible in income, unless the withdrawals are made
(1) after the owner attains age 59 1/2, (2) because the owner has become disabled (as defined in the tax law), or (3) as substantially equal periodic payments over the life or life expectancy of the owner (or the joint lives or life expectancies of the owner and his or her beneficiary, as defined in the tax law).

         Aggregation of Contracts. All life insurance contracts which are MECs and which are purchased by the same person from the Company or any of its affiliates within the same calendar year will be aggregated and treated as one contract for purposes of determining the amount of a withdrawal (including a deemed withdrawal) that is includible in income. The effects of such aggregation are not clear; however, it could affect the amount of a withdrawal (or a deemed withdrawal) that is taxable and the amount which might be subject to the 10% penalty tax described above.

         CONTRACTS WHICH ARE NOT MECS

         Tax Treatment of Withdrawals Generally. If the contract is not a MEC (described above), the amount of any withdrawal from the contract will be treated first as a non-taxable recovery of premium payments and then as income from the contract. Thus, a withdrawal from a contract that is not a MEC will not be includible in income except to the extent it exceeds the investment in the contract immediately before the withdrawal.

         Certain Distributions Required by the Tax Law in the First 15 Contract Years. As indicated under "Payments", Section 7702 places limitations on the amount of premium payments that may be made and the contract values that can accumulate relative to the death benefit. Where cash distributions are required under Section 7702 in connection with a reduction in benefits during the first 15 years after the contract is issued (or if withdrawals are made in anticipation of a reduction in benefits, within the meaning of the tax law, during this period), some or all of such amounts may be includible in income. A reduction in benefits may result upon a decrease in the face amount, if withdrawals are made, and in certain other instances.

         Tax Treatment of Loans. If a contract is not a MEC, a loan received under the contract generally will be treated as indebtedness of the owner. As a result, no part of any loan under such a contract will constitute income to the owner so long as the contract remains in force. Nevertheless, in those situations where the interest rate credited to the loan account equals the interest rate charged for the loan, it is possible that some or all of the loan proceeds may be includible in income. If a policy lapses (or if all contract value is withdrawn) when a loan is outstanding, the amount of the loan outstanding will be treated as withdrawal proceeds for purposes of determining whether any amounts are includible in the owner's income.

Last Survivor Contracts

         Although the Company believes that the contract, when issued as a last survivor contract, complies with Section 7702 of the Code, the manner in which
Section 7702 should be applied to last survivor contracts is not directly addressed by Section 7702. In the absence of final regulations or other guidance issued under Section 7702 regarding this form of contract, there is necessarily some uncertainty whether a last survivor contract will meet the Section 7702 definition of a life insurance contract. Prospective owners considering purchase of the contract as a last survivor contract should consult a qualified tax advisor.

         Where the owner of the contract is the last surviving insured, the death proceeds will generally be includible in the contract owner's estate on his or her death for purposes of the Federal estate tax. If the contract owner dies and was not the last surviving insured, the fair market value of the contract would be included in the contract owner's estate. In general, no part of the contract value would be includible in the last surviving insured's estate if he or she neither retained incidents of ownership at death nor had given up ownership within three years before death.

Treatment of Maturity Benefits and Extension of Maturity Date

         At the maturity date, the surrender value will be paid to the contract owner, and this amount will be includible in income to the extent the amount received exceeds the investment in the contract. If the contract owner elects to extend the maturity date past the year in which the insured attains age 100 (which must be done prior to the original maturity date), the Company believes the contract will continue to qualify as a life insurance contract for Federal tax purposes. However, there is some uncertainty regarding this treatment, and it is possible that the contract owner would be viewed as constructively receiving the cash value in the year the insured attains age 100. If this were the case, an amount equal to the excess of the cash value over the investment in the contract would be includible in the contract owner's income at that time.

Actions to Ensure Compliance with the Tax Law

         The Company believes that the maximum amount of premium payments it has determined for the contracts will comply with the Federal tax definition of life insurance. The Company will monitor the amount of premium payments, and, if the premium payments during a contract year exceed those permitted by the tax law, the Company will refund the excess premiums within 60 days of the end of the contract year and will pay interest and other earnings (which will be includible in income subject to tax) as required by law on the amount refunded. The Company also reserves the right to increase the death benefit (which may result in larger charges under a contract) or to take any other action deemed necessary to ensure the compliance of the contract with the Federal tax definition of life insurance.

Other Considerations

         Changing the owner, exchanging the contract, and other changes under the contract may have tax consequences (in addition to those discussed herein) depending on the circumstances of such change.

         Federal estate tax, state and local estate and inheritance tax, and other tax consequences of ownership or receipt of contract proceeds depend on the circumstances of each contract owner or beneficiary. Federal estate tax is integrated with Federal gift tax under a unified rate schedule. In general, estates valued at less than the "applicable exclusion amount" will not incur a Federal estate tax liability. The applicable exclusion amount for decedents dying in 1998 is $625,000 and increases annually until it reaches $1,000,000 for decedents dying in 2006 and after. In addition, an unlimited marital deduction may be available for Federal estate and gift tax purposes.

         If the contract owner (whether or not he or she is an insured) transfers ownership of the contract to someone two or more generations younger, the transfer may be subject to the generation-skipping tax, the amount subject to tax being the value of the contract. The generation-skipping tax provisions generally apply to transfers which would be subject to the gift or estate tax rules. Individuals are generally allowed an aggregate generation-skipping tax exemption of $1 million. For generation skipping transfers of decedents dying after 1998, this exemption is indexed for inflation.

         Because the Federal estate tax, gift tax, and generation skipping tax rules are complex, prospective contract owners should consult a qualified tax advisor before using this contract for estate planning purposes.

DISALLOWANCE OF INTEREST DEDUCTIONS

         The contract generally will be characterized as a single premium life insurance contract under Section 264 of the Code and, as a result, interest paid on any loans under the contract will not be tax deductible, irrespective of whether the owner is an individual or a non-natural entity, such as a corporation or a trust. In addition, in the case of contracts issued to a non-natural taxpayer, or held for the benefit of such an entity, a portion of the taxpayer's otherwise deductible interest expenses may not be deductible as a result of ownership of a contract even if no loans are taken under the contract. An exception to the latter rule is provided for certain life insurance contracts which cover the life of an individual who is a 20-percent owner, or an officer, director, or employee of, a trade or business. Entities that are considering purchasing the policy, or entities that will be beneficiaries under a contract, should consult a tax advisor.

FEDERAL INCOME TAX WITHHOLDING

         The Company will withhold and remit to the Federal government a part of the taxable portion of withdrawals made under a contract unless the owner notifies the Company in writing at or before the time of the withdrawal that he or she elects not to have any amounts withheld. Regardless of whether the owner requests that no taxes be withheld or whether the Company withholds a sufficient amount of taxes, the owner will be responsible for the payment of any taxes and early distribution penalties that may be due on the amounts received. The owner may also be required to pay penalties under the estimated tax rules, if the owner's withholding and estimated tax payments are insufficient to satisfy the owner's total tax liability.

                                  OTHER MATTERS

VOTING RIGHTS

         The Company will vote shares of the Trust Portfolios held in the Variable Account at meetings of shareholders of the Trust in accordance with voting instructions received from the persons having the voting interest under the contracts. The number of Portfolio shares for which voting instructions may be given will be determined by the Company in the manner described below, not more than 90 days prior to the meeting of the Trust. Trust proxy material will be distributed to each person having the voting interest under the contract together with appropriate forms for giving voting instructions. Portfolio shares held in the Variable Account that are attributable to contract owners and as to which no timely instructions are received and Portfolio shares held in the Variable Account that are beneficially owned by the Company will be voted by the Company in proportion to the instructions received.

         Prior to the maturity date, the person having the voting interest under a contract is the contract owner and the number of votes as to each Portfolio for which voting instructions may be given is determined by dividing the value of the investment account corresponding to the Sub-Account in which such Portfolio shares are held by the net asset value per share of that Portfolio.

         The Company may, if required by state insurance officials, disregard voting instructions that would require shares to be voted to change the sub-classification or investment policies of a Portfolio or to approve or disapprove an investment advisory contract for a Portfolio. In addition, the Company may disregard voting instructions that would require changes in the investment policies or investment adviser or Subadviser of a Portfolio if the Company reasonably disapproves of these changes in accordance with applicable Federal regulations. If the Company disregards any voting instructions, it will advise contract owners of that action, and its reasons therefore, in its next communication to contract owners.

         The Company reserves the right to make any changes in the voting rights described above that may be permitted by the securities laws or regulations or interpretations of these laws or regulations. In particular, if applicable securities laws or regulations are amended or present interpretations of them change, and, as a result, the Company determines that it is permitted to vote in its own right shares of the Portfolios held in the Variable Account, the Company may elect to do so.

NOTICES AND REPORTS TO CONTRACT OWNERS

         Within 30 days after each calendar quarter, the Company will send the owner a statement showing, among other things, the contract value and information concerning any loans. Within 10 days after any transaction involving purchase, sale or transfer of amounts allocated to the Variable Account, the owner will be sent a confirmation statement. The owner also will be sent an annual and semi-annual report for the Variable Account and each Portfolio, which will include a list of the securities held in each Portfolio.

         At least once each contract year, the Company will send to contract owners a statement showing the face amount and the contract value of the contract and any outstanding loan secured by the contract as of the date of the statement. The statement will also show premium payments, and monthly deductions under the contract since the last statement, and any other information required by any applicable law or regulation.

DISTRIBUTION OF CONTRACTS

         MSS, located at 73 Tremont Street, Boston, Massachusetts 02108, a Delaware limited liability company controlled by the Company, is the principal underwriter of the contracts in addition to providing advisory services to the Trust. MSS is a broker-dealer registered under the Securities Exchange Act of 1934 (the "1934 Act") and a member of the National Association of Securities Dealers, Inc. ("NASD"). MSS has entered into a non-exclusive promotional agent agreement with Wood Logan Associates, Inc. ("Wood Logan"). Wood Logan is a broker-dealer registered under the 1934 Act and a member of the NASD. Wood Logan is a wholly owned subsidiary of a holding company that is 62.5% owned by The Manufacturers Life Insurance Company (U.S.A.), 22.5% owned by MRL Holding, LLC and approximately 15% owned by the principals of Wood Logan. Sales of the contracts will be made by registered representatives of broker-dealers authorized by MSS to sell them. Such registered representatives will also be licensed insurance agents of the Company. Under the promotional agent agreement, Wood Logan will recruit and provide sales training and licensing assistance to such registered representatives. In addition, Wood Logan will prepare sales and promotional materials for the Company's approval. MSS will pay distribution compensation to selling brokers in varying amounts which under normal circumstances are not expected to exceed 7% of purchase payments. In addition, MSS may pay trail compensation after the first contract year, which under normal circumstances will not exceed 0.25% of contract value per year. MSS may from time to time pay additional compensation pursuant to promotional contests. Additionally, in some circumstances, MSS will provide reimbursement of certain sales and marketing expenses. MSS will pay the promotional agent for providing marketing support for the distribution of the contracts.

OFFICERS AND DIRECTORS OF THE COMPANY

         The directors and executive officers of the Company, together with their principal occupations during the past five years, are as follows:

NAME                  POSITION WITH THE COMPANY    PRINCIPAL OCCUPATION

John D. DesPrez III   Director* and President      Senior Vice President, U.S.
                                                   Annuities, Manulife,
Age: 41                                            September 1996 to present;
                                                   Director and President of the
                                                   Company, September 1996 to
                                                   present; Vice President,
                                                   Mutual Funds, Manulife,
                                                   January, 1995 to September
                                                   1996, President and Chief
                                                   Executive Officer, North
                                                   American Funds, March 1993 to
                                                   September 1996; Vice
                                                   President and General Counsel
                                                   of the Company, January 1991
                                                   to June 1994.


Peter S. Hutchison    Director*                    Senior Vice President,
                                                   Corporate Taxation, Manulife,
Age: 48                                            January 1996 to present;
                                                   Director of the Company
                                                   January 1991 to present;
                                                   Executive Vice President and
                                                   Chief Financial Officer,
                                                   North American Life,
                                                   September 1994 to December
                                                   31, 1995; Senior Vice
                                                   President and Chief Actuary,
                                                   North American Life, April
                                                   1992 to August 1994.

John D. Richardson    Director* and Chairman       Executive Vice President and
                      of the Board                 General Manager, U.S.
Age: 60                                            Operations, Manulife, January
                                                   1995 to present; Director and
                                                   Chairman of the Board of the
                                                   Company, March 1997 to
                                                   present; Senior Vice
                                                   President and General
                                                   Manager, Canadian Operations,
                                                   Manulife, June 1992 to
                                                   January 1995.


Robert Boyda          Vice President, Investment   Vice President, Investment
                      Management Services          Management Services of the
Age: 41                                            Company, January 1997 to
                                                   present; Assistant Vice
                                                   President, Management
                                                   Service, Manulife, August
                                                   1994 to January 1997; General
                                                   Manager, Retail Banking,
                                                   CIBC, January 1987 to April
                                                   1994.

James R. Boyle        Vice President,              Vice President,
                      Administration               Administration Accumulation
Age: 38                                            Products, Manulife September
                                                   1996 to present; Vice
                                                   President, Administration of
                                                   the Company, September 1996
                                                   to present; Vice President,
                                                   Treasurer and Chief
                                                   Administrative Officer, North
                                                   American Funds, June 1994 to
                                                   September 1996; Corporate
                                                   Controller of the Company,
                                                   July 1993 to June 1994;
                                                   Mutual Fund Accounting
                                                   Executive of the Company,
                                                   June 1992 to July 1993.


James D. Gallagher    Vice President, Secretary    Vice President, Legal
                      and General Counsel          Services U.S. Operations,
Age: 43                                            Manulife, January 1996 to
                                                   present; Vice President,
                                                   Secretary and General Counsel
                                                   of the Company, June 1994 to
                                                   present; Vice President and
                                                   Associate General Counsel,
                                                   The Prudential Insurance
                                                   Company of America,
                                                   1990-1994.

NAME                  POSITION WITH THE COMPANY    PRINCIPAL OCCUPATION

Richard C. Hirtle     Vice President, Strategic    Vice President, Strategic
                      Development & Accumulation   Development, Annuities,
Age: 42               Life Products                Manulife, December 1997 to
                                                   present; Vice President,
                                                   Strategic Development &
                                                   Accumulation Life Products of
                                                   the Company December 1997 to
                                                   present; Vice President,
                                                   Treasurer, Chief Financial
                                                   Officer of the Company
                                                   November 1988 to December
                                                   1997.


Hugh C. McHaffie      Vice President, U.S.         Vice President, U.S.
                      Annuities and Product        Annuities and Product
Age: 39               Development                  Development, Manulife,
                                                   January 1996 to present; Vice
                                                   President U.S. Annuities and
                                                   Product Development of the
                                                   Company August 1994 to
                                                   present; Product Development
                                                   Executive of the Company,
                                                   August 1990 to August 1994.


David W. Libbey       Vice President, Treasurer,  Vice President and Chief
                      and Chief Financial Officer Financial Officer, Annuities,
Age: 50                                           Manulife, December 1997 to
                                                  present; Vice President,
                                                  Treasurer and Chief Financial
                                                  Officer of the Company
                                                  December 1997 to present;
                                                  Vice President, Finance of
                                                  the Company June 1997 to
                                                  December 1997; Vice President
                                                  & Actuary, Paul Revere
                                                  Insurance Group June 1970 to
                                                  March 1997.

Janet Sweeney         Vice President, Corporate   Vice President, Human
                      Services                    Resources, U.S. Operations,
Age: 47                                           Manulife, January 1996 to
                                                  present; Vice President,
                                                  Corporate Services of the
                                                  Company, January 1995 to
                                                  present; Executive, Corporate
                                                  Services of the Company, July
                                                  1989 to December 1994.

John G. Vrysen        Vice President and Chief    Vice President and Chief
                      Actuary                     Financial Officer, U.S.
Age: 42                                           Operations, Manulife, January
                                                  1996 to present; Vice
                                                  President and Chief Actuary
                                                  of the Company, January 1986
                                                  to present.

CONFIRMATION STATEMENTS

         Owners will be sent confirmation statements for certain transactions in their account. Owners should carefully review these statements to verify their accuracy. Any mistakes should immediately be reported to the Company's Service Office. If the owner fails to notify the Company's Service Office of any mistake within 60 days of the mailing of the confirmation statement, the owner will be deemed to have ratified the transaction.

LEGAL PROCEEDINGS

         There are no legal proceedings to which the Variable Account is a party or to which the assets of the Variable Account are subject. Neither the Company nor MSS are involved in any litigation that is of material importance in relation to their total assets or that relates to the Variable Account.

LEGAL MATTERS

         All matters of applicable state law pertaining to the contract, including the Company's right to issue the contract thereunder, have been passed upon by James D. Gallagher, Esq., Vice President, Secretary and General Counsel of the Company. Certain matters relating to the Federal securities laws have been passed upon by Jones & Blouch L.L.P., Washington, D.C.

INDEPENDENT AUDITORS


         The financial statements of the Company and the Variable Account at December 31, 1997 and 1996 and for the years then ended appearing in this Registration Statement have been audited by Ernst & Young LLP, independent auditors, as set forth in their reports thereon appearing elsewhere herein, and are included in reliance upon such reports given upon the authority of such firm as experts in accounting and auditing.



         The consolidated statements of income, changes in shareholder's equity and cash flows of the Company for the year ended December 31, 1995, appearing in this Registration Statement have been included elsewhere herein in reliance on the report of Coopers & Lybrand L.L.P., independent accountants, given on the authority of that firm as experts in accounting and auditing.



         The financial statements of the Company which are included in the Part II should be considered only as bearing on the ability of the Company to meet its obligations under the contracts. They should not be considered as bearing on the investment performance of the assets held in the Variable Account.


SAFEKEEPING OF VARIABLE ACCOUNT ASSETS

         The assets of the Variable Account are held by the Company. The assets of the Variable Account are kept physically segregated and held separate and apart from the general account of the Company. The Company maintains records of all purchases and redemptions of shares of each Trust Portfolio. Additional protection for the assets of the Variable Account is afforded by the Company's blanket fidelity bond issued by American Home Assurance Company, in the aggregate amount of $50 million ($25 million for any one claim) , covering all of the officers and employees of the Company.

OTHER INFORMATION

A registration statement has been filed with the SEC under the 1933 Act, as amended, with respect to the variable portion of the contracts discussed in the Prospectus. Not all the information set forth in the registration statement, amendments and exhibits thereto has been included in this Prospectus. Statements contained in this Prospectus concerning the content of the contracts and other legal instruments are only summaries. For a complete statement of the terms of these documents, reference should be made to the instruments filed with the SEC.


YEAR 2000 ISSUES



Like other business organizations and individuals, the Company would be adversely affected if its computer systems and those of its service providers do not properly process and calculate date-related information and data from and after January 1, 2000. The Company is completing an assessment of the Year 2000 impact on its systems and business processes. Management believes that the Company will complete its Year 2000 project for all critical systems and processes by September 30, 1998, prior to any anticipated impact on the critical systems and processes.



The date on which the Company believes it will complete the Year 2000 project is based on management's best estimates, which were derived utilizing numerous assumptions of future events. However, there can be no guarantee that these estimates will be achieved and actual results could differ materially from those anticipated. Specific factors that might cause such material differences include, but are not limited to, the availability and cost of personnel trained in this area, the ability to locate and correct all relevant computer code, and other similar uncertainties.


CONTRACT OWNER INQUIRIES

All contract owner inquiries should be directed to the Service Office.

                             CONTRACT ILLUSTRATIONS

         The following tables have been prepared to illustrate the way in which a contract operates. The tables assume that an initial premium payment of $25,000 is allocated equally among the Sub-Accounts of the Variable

Account, with no allocation to the fixed investment account, and that no subsequent payments, transfers, partial withdrawals, or loans have been made. A female nonsmoker age 55 and a male nonsmoker age 65 with face amounts of $85,564 and $51,179, respectively, are illustrated for an individual insured. The illustration for a contract with two insureds assumes a joint equal age of 65 with a face amount of $79,644.

         The tables illustrate how the contract value, the surrender value and the death benefit of a contract would vary over time if the investment return on the assets of each Portfolio were a uniform, gross (i.e., before taking into consideration fees or expenses incurred by each Portfolio, other than transaction expenses such as brokerage commissions) after-tax annual rates of 0%, 6% or 12%. The contract value, surrender value and death benefit would be different from those shown if the returns averaged 0%, 6% or 12%, but fluctuated over and under those averages throughout the years.

         The charges reflected in the tables include the (1) distribution charge equal to an annual rate of 0.25% of contract value for the first ten contract years, (2) premium tax charge equal to an annual rate of 0.25% of contract value for the first ten contract years, (3) Federal tax charge equal to an annual rate of 0.15% of contract value for the first ten contract years, (4) administration charge equal to an annual rate of 0.40% of contract value, (5) mortality and expense charge equal to an annual rate of 0.90% of variable investment account values, (6) $2.50 monthly maintenance fee, (7) current and guaranteed cost of insurance charges, and (8) any withdrawal charge which may be applicable in the first nine contract years. A simple average of total trust expenses for the twenty-nine investment portfolios of 0.95% is also reflected in the tables. The expenses of the Portfolios may fluctuate from year to year, but are assumed to remain constant for purposes of these tables.

         The tables reflect the fact that no charges (other than those described above) for Federal, state or local taxes are currently made against the Variable Account. If such a charge is made in the future, it would take a higher gross rate of return to produce after-tax returns of 0%, 6% and 12% than it does now.

         Surrender values in the tables do not reflect any tax consequences of a surrender, as those consequences would vary according to the individual circumstances of the contract owner. It should be noted that surrenders of the contract may be subject to income tax and a 10% penalty tax (see "FEDERAL TAX MATTERS").

         Upon request, the Company will furnish comparable illustrations based on the insured's age, gender, smoking status, risk class, the initial premium payment, and the investment option selected by the contract owner or prospective owner.

         From time to time, in supplemental sales literature for the contract that quotes performance data for one or more of the Trust Portfolios, the Company may include surrender values and death benefit figures computed using the same methodology as that used in the following illustrations, but with the average annual total return of the Portfolio for which performance data is shown in the sales literature replacing the hypothetical rates of return in the following tables. This information may be shown in the form of graphs, charts, tables and examples. The contract will be offered to the public only on or after the date of this Prospectus. However, total return data may be used in sales literature for as long a period as a Portfolio has been in existence. The results for any period prior to the contract being offered would be calculated as if the contract had been offered during that period of time, with all charges assumed to be those applicable to the contract.

                  $25,000 INITIAL PAYMENT: $51,179 FACE AMOUNT
                             MALE NONSMOKER: AGE 65

                                 CURRENT VALUES


                          0% Hypothetical                    6% Hypothetical                    12% Hypothetical
                      Gross Investment Return             Gross Investment Return             Gross Investment Return
                    -------------------------------    -------------------------------     -------------------------------
          Payment
           Plus                 Contract                           Contract                             Contract
Policy   Interest   Contract   Surrender     Death     Contract    Surrender    Death      Contract    Surrender     Death
 Year      at 5%      Value      Value      Benefit      Value       Value     Benefit       Value       Value      Benefit
------   --------   --------   ---------    -------    --------    ---------   -------     --------    ---------    -------

   1     $26,250    $24,170     $22,220    $51,179     $25,622     $23,541     $51,179     $27,073     $24,861      $51,179
   2      27,563     23,367      21,594     51,179      26,260      24,240      51,179      29,320      27,195       51,179
   3      28,941     22,590      20,983     51,179      26,914      24,961      51,179      31,757      29,757       51,179
   4      30,388     21,838      20,484     51,179      27,586      25,836      51,179      34,399      32,649       51,179
   5      31,907     21,109      19,993     51,179      28,275      26,775      51,179      37,263      35,763       51,179
   6      33,502     20,404      19,509     51,179      28,982      27,732      51,179      40,368      39,118       51,179
   7      35,178     19,722      19,033     51,179      29,708      28,708      51,179      43,734      42,734       51,179
   8      36,936     19,061      18,564     51,179      30,452      29,702      51,179      47,384      46,634       52,596
   9      38,783     18,422      18,103     51,179      31,216      30,716      51,179      51,341      50,841       55,961
  10      40,722     17,803      17,803     51,179      32,000      32,000      51,179      55,631      55,631       59,525
  15      51,973     15,336      15,336     51,179      37,064      37,064      51,179      85,726      85,726       90,012
  20      66,332     13,191      13,191     51,179      42,956      42,956      51,179     131,197     131,197      137,757
  25      84,659     11,327      11,327     51,179      49,810      49,810      52,301     200,809     200,809      210,850
  30     108,049      9,706       9,706     51,179      57,891      57,891      58,470     308,028     308,028      311,109


ASSUMPTIONS : (1) No loans or partial withdrawals have been made. (2) Current values reflect current cost of insurance charges and a $2.50 monthly maintenance fee. (3) Net investment returns are calculated as the hypothetical gross investment return less all current contract charges and deductions shown in the prospectus and current average fund expense of 0.95%.




The hypothetical investment rates of return shown above and elsewhere in this prospectus are illustrative only and should not be deemed a representation of past or future investment rates of return. Actual rates of return may be more or less than those shown and will depend on a number of factors, including the investment allocations made by an owner, prevailing economic conditions, prevailing rates and rates of inflation. The death benefit and contract value would be different from those shown if the actual rates of return averaged 0%, 6%, and 12% over a period of years but also fluctuated above or below those averages for individual contract years. No representation can be made by The Manufacturers Life Insurance Company of North America or the Trust that these hypothetical rates of return can be achieved for any one year or sustained over any period of time.

                  $25,000 INITIAL PAYMENT: $85,564 FACE AMOUNT
                            FEMALE NONSMOKER: AGE 55

                                 CURRENT VALUES



                          0% Hypothetical                    6% Hypothetical                    12% Hypothetical
                      Gross Investment Return             Gross Investment Return             Gross Investment Return
                    -------------------------------    -------------------------------     -------------------------------
          Payment
           Plus                 Contract                           Contract                             Contract
Policy   Interest   Contract   Surrender     Death     Contract    Surrender    Death      Contract    Surrender     Death
 Year      at 5%      Value      Value      Benefit      Value       Value     Benefit       Value       Value      Benefit
------   --------   --------   ---------    -------    --------    ---------   -------     --------    ---------    -------

  1     $26,250     $24,170     $22,220    $85,564     $25,622      $23,541    $85,564     $27,073      $24,861     $85,564
  2      27,563      23,367      21,594     85,564      26,260       24,240     85,564      29,320       27,195      85,564
  3      28,941      22,590      20,983     85,564      26,914       24,961     85,564      31,757       29,757      85,564
  4      30,388      21,838      20,484     85,564      27,586       25,836     85,564      34,399       32,649      85,564
  5      31,907      21,109      19,993     85,564      28,275       26,775     85,564      37,263       35,763      85,564
  6      33,502      20,404      19,509     85,564      28,982       27,732     85,564      40,368       39,118      85,564
  7      35,178      19,722      19,033     85,564      29,708       28,708     85,564      43,734       42,734      85,564
  8      36,936      19,061      18,564     85,564      30,452       29,702     85,564      47,384       46,634      85,564
  9      38,783      18,422      18,103     85,564      31,216       30,716     85,564      51,341       50,841      85,564
 10      40,722      17,803      17,803     85,564      32,000       32,000     85,564      55,631       55,631      85,564
 15      51,973      15,336      15,336     85,564      37,064       37,064     85,564      85,563       85,563      99,254
 20      66,332      13,191      13,191     85,564      42,956       42,956     85,564     132,547      132,547     141,825
 25      84,659      11,327      11,327     85,564      49,810       49,810     85,564     205,879      205,879     216,173
 30     108,049       9,706       9,706     85,564      57,784       57,784     85,564     316,770      316,770     332,608


ASSUMPTIONS : (1) No loans or partial withdrawals have been made. (2) Current values reflect current cost of insurance charges and a $2.50 monthly maintenance fee. (3) Net investment returns are calculated as the hypothetical gross investment return less all current contract charges and deductions shown in the prospectus and current average fund expense of 0.95%.


The hypothetical investment rates of return shown above and elsewhere in this prospectus are illustrative only and should not be deemed a representation of past or future investment rates of return. Actual rates of return may be more or less than those shown and will depend on a number of factors, including the investment allocations made by an owner, prevailing economic conditions, prevailing rates and rates of inflation. The death benefit and contract value would be different from those shown if the actual rates of return averaged 0%, 6%, and 12% over a period of years but also fluctuated above or below those averages for individual contract years. No representation can be made by The Manufacturers Life Insurance Company of North America or the Trust that these hypothetical rates of return can be achieved for any one year or sustained over any period of time.

                  $25,000 INITIAL PAYMENT: $79,644 FACE AMOUNT
                     LAST SURVIVOR: JOINT EQUIVALENT AGE 65

                                 CURRENT VALUES




                          0% Hypothetical                    6% Hypothetical                    12% Hypothetical
                      Gross Investment Return             Gross Investment Return             Gross Investment Return
                    -------------------------------    -------------------------------     -------------------------------
          Payment
           Plus                 Contract                           Contract                             Contract
Policy   Interest   Contract   Surrender     Death     Contract    Surrender    Death      Contract    Surrender     Death
 Year      at 5%      Value      Value      Benefit      Value       Value     Benefit       Value       Value      Benefit
------   --------   --------   ---------    -------    --------    ---------   -------     --------    ---------    -------

  1      $26,250    $24,240     $22,283     $79,644    $25,696     $23,609     $79,644     $27,152      $24,934     $79,644
  2       27,563     23,494      21,709      79,644     26,402      24,370      79,644      29,480       27,355      79,644
  3       28,941     22,769      21,148      79,644     27,128      25,158      79,644      32,010       30,010      79,644
  4       30,388     22,066      20,697      79,644     27,875      26,125      79,644      34,760       33,010      79,644
  5       31,907     21,384      20,251      79,644     28,644      27,144      79,644      37,749       36,249      79,644
  6       33,502     20,722      19,811      79,644     29,434      28,184      79,644      40,998       39,748      79,644
  7       35,178     20,080      19,377      79,644     30,247      29,247      79,644      44,529       43,529      79,644
  8       36,936     19,457      18,948      79,644     31,084      30,334      79,644      48,366       47,616      79,644
  9       38,783     18,852      18,525      79,644     31,944      31,444      79,644      52,537       52,037      79,644
 10       40,722     18,265      18,265      79,644     32,829      32,829      79,644      57,071       57,071      79,644
 15       51,973     15,936      15,936      79,644     38,509      38,509      79,644      88,592       88,592      93,022
 20       66,332     13,887      13,887      79,644     45,200      45,200      79,644     137,470      137,470     144,343
 25       84,659     12,083      12,083      79,644     53,081      53,081      79,644     213,072      213,072     223,725
 30      108,049     10,495      10,495      79,644     62,366      62,366      79,644     330,777      330,777     334,085


ASSUMPTIONS : (1) No loans or partial withdrawals have been made. (2) Current values reflect current cost of insurance charges and a $2.50 monthly maintenance fee. (3) Net investment returns are calculated as the hypothetical gross investment return less all current contract charges and deductions shown in the prospectus and current average fund expense of 0.95%.



The hypothetical investment rates of return shown above and elsewhere in this prospectus are illustrative only and should not be deemed a representation of past or future investment rates of return. Actual rates of return may be more or less than those shown and will depend on a number of factors, including the investment allocations made by an owner, prevailing economic conditions, prevailing rates and rates of inflation. The death benefit and contract value would be different from those shown if the actual rates of return averaged 0%, 6%, and 12% over a period of years but also fluctuated above or below those averages for individual contract years. No representation can be made by The Manufacturers Life Insurance Company of North America or the Trust that these hypothetical rates of return can be achieved for any one year or sustained over any period of time.

                  $25,000 INITIAL PAYMENT: $51,179 FACE AMOUNT
                             MALE NONSMOKER: AGE 65

                                GUARANTEED VALUES




                          0% Hypothetical                    6% Hypothetical                    12% Hypothetical
                      Gross Investment Return             Gross Investment Return             Gross Investment Return
                    -------------------------------    -------------------------------     -------------------------------
          Payment
           Plus                 Contract                           Contract                             Contract
Policy   Interest   Contract   Surrender     Death     Contract    Surrender    Death      Contract    Surrender     Death
 Year      at 5%      Value      Value      Benefit      Value       Value     Benefit       Value       Value      Benefit
------   --------   --------   ---------    -------    --------    ---------   -------     --------    ---------    -------

  1      $26,250    $23,660     $21,755     $51,179     $25,118    $23,082     $51,179     $26,577      $24,410     $51,179
  2       27,563     22,260      20,580      51,179      25,178     23,250      51,179      28,271       26,146      51,179
  3       28,941     20,789      19,326      51,179      25,171     23,358      51,179      30,101       28,101      51,179
  4       30,388     19,232      18,061      51,179      25,089     23,508      51,179      32,087       30,337      51,179
  5       31,907     17,570      16,665      51,179      24,917     23,572      51,179      34,255       32,755      51,179
  6       33,502     15,776      15,113      51,179      24,637     23,531      51,179      36,635       35,385      51,179
  7       35,178     13,820      13,367      51,179      24,226     23,357      51,179      39,266       38,266      51,179
  8       36,936     11,656      11,381      51,179      23,651     23,017      51,179      42,195       41,445      51,179
  9       38,783      9,235       9,100      51,179      22,877     22,469      51,179      45,491       44,991      51,179
 10       40,722      6,499       6,499      51,179      21,859     21,859      51,179      49,221       49,221      52,666
 15       51,973          *           *           *      11,779     11,779      51,179      75,827       75,827      79,618
 20       66,332          *           *           *           *          *           *     115,519      115,519     121,295
 25       84,659          *           *           *           *          *           *     172,808      172,808     181,449
 30      108,049          *           *           *           *          *           *     260,522      260,522     263,127


ASSUMPTIONS : (1) No loans or partial withdrawals have been made. (2) Guaranteed values reflect guaranteed cost of insurance charges and a $2.50 monthly maintenance fee. (3) Net investment returns are calculated as the hypothetical gross investment return less all guaranteed contract charges and deductions shown in the prospectus and current average fund expense of 0.95%.


* Unless additional payment is made, the contract will not stay in force resulting in loss of insurance coverage. See "TERMINATION" and "REINSTATEMENT".

The hypothetical investment rates of return shown above and elsewhere in this prospectus are illustrative only and should not be deemed a representation of past or future investment rates of return. Actual rates of return may be more or less than those shown and will depend on a number of factors, including the investment allocations made by an owner, prevailing economic conditions, prevailing rates and rates of inflation. The death benefit and contract value would be different from those shown if the actual rates of return averaged 0%, 6%, and 12% over a period of years but also fluctuated above or below those averages for individual contract years. No representation can be made by The Manufacturers Life Insurance Company of North America or the Trust that these hypothetical rates of return can be achieved for any one year or sustained over any period of time.

                  $25,000 INITIAL PAYMENT: $85,564 FACE AMOUNT
                            FEMALE NONSMOKER: AGE 55

                                GUARANTEED VALUES




                          0% Hypothetical                    6% Hypothetical                    12% Hypothetical
                      Gross Investment Return             Gross Investment Return             Gross Investment Return
                    -------------------------------    -------------------------------     -------------------------------
          Payment
           Plus                 Contract                           Contract                             Contract
Policy   Interest   Contract   Surrender     Death     Contract    Surrender    Death      Contract    Surrender     Death
 Year      at 5%      Value      Value      Benefit      Value       Value     Benefit       Value       Value      Benefit
------   --------   --------   ---------    -------    --------    ---------   -------     --------    ---------    -------

   1     $26,250    $23,870     $21,947     $85,564    $25,322     $23,268     $85,564     $26,773      $24,588     $85,564
   2      27,563     22,738      21,018      85,564     25,626      23,661      85,564      28,686       26,561      85,564
   3      28,941     21,601      20,073      85,564     25,915      24,042      85,564      30,756       28,756      85,564
   4      30,388     20,461      19,203      85,564     26,187      24,529      85,564      32,998       31,248      85,564
   5      31,907     19,310      18,302      85,564     26,438      25,002      85,564      35,430       33,930      85,564
   6      33,502     18,144      17,362      85,564     26,663      25,455      85,564      38,067       36,817      85,564
   7      35,178     16,950      16,372      85,564     26,852      25,878      85,564      40,925       39,925      85,564
   8      36,936     15,716      15,319      85,564     26,993      26,258      85,564      44,023       43,273      85,564
   9      38,783     14,424      14,186      85,564     27,071      26,580      85,564      47,382       46,882      85,564
  10      40,722     13,063      13,063      85,564     27,077      27,077      85,564      51,031       51,031      85,564
  15      51,973      5,227       5,227      85,564     26,713      26,713      85,564      77,764       77,764      90,206
  20      66,332          *           *           *     22,422      22,422      85,564     120,447      120,447     128,878
  25      84,659          *           *           *      7,218       7,218      85,564     187,068      187,068     196,421
  30     108,049          *           *           *          *           *           *     287,743      287,743     302,130


ASSUMPTIONS : (1) No loans or partial withdrawals have been made. (2) Guaranteed values reflect guaranteed cost of insurance charges and a $2.50 monthly maintenance fee. (3) Net investment returns are calculated as the hypothetical gross investment return less all guaranteed contract charges and deductions shown in the prospectus and current average fund expense of 0.95%.

* Unless additional payment is made, the contract will not stay in force resulting in loss of insurance coverage. See "TERMINATION" and "REINSTATEMENT".

The hypothetical investment rates of return shown above and elsewhere in this prospectus are illustrative only and should not be deemed a representation of past or future investment rates of return. Actual rates of return may be more or less than those shown and will depend on a number of factors, including the investment allocations made by an owner, prevailing economic conditions, prevailing rates and rates of inflation. The death benefit and contract value would be different from those shown if the actual rates of return averaged 0%, 6%, and 12% over a period of years but also fluctuated above or below those averages for individual contract years. No representation can be made by The Manufacturers Life Insurance Company of North America or the Trust that these hypothetical rates of return can be achieved for any one year or sustained over any period of time.

                  $25,000 INITIAL PAYMENT: $79,644 FACE AMOUNT
                     LAST SURVIVOR: JOINT EQUIVALENT AGE 65

                                GUARANTEED VALUES



                          0% Hypothetical                    6% Hypothetical                    12% Hypothetical
                      Gross Investment Return             Gross Investment Return             Gross Investment Return
                    -------------------------------    -------------------------------     -------------------------------
          Payment
           Plus                 Contract                           Contract                             Contract
Policy   Interest   Contract   Surrender     Death     Contract    Surrender    Death      Contract    Surrender     Death
 Year      at 5%      Value      Value      Benefit      Value       Value     Benefit       Value       Value      Benefit
------   --------   --------   ---------    -------    --------    ---------   -------     --------    ---------    -------

   1     $26,250    $24,240     $22,283     $79,644     $25,696     $23,609    $79,644     $27,152      $24,934     $79,644
   2      27,563     23,465      21,683      79,644      26,377      24,348     79,644      29,459       27,334      79,644
   3      28,941     22,666      21,052      79,644      27,035      25,072     79,644      31,930       29,930      79,644
   4      30,388     21,831      20,478      79,644      27,661      25,911     79,644      34,574       32,824      79,644
   5      31,907     20,947      19,841      79,644      28,242      26,742     79,644      37,404       35,904      79,644
   6      33,502     19,998      19,123      79,644      28,766      27,516     79,644      40,432       39,182      79,644
   7      35,178     18,964      18,306      79,644      29,216      28,216     79,644      43,673       42,673      79,644
   8      36,936     17,822      17,362      79,644      29,573      28,823     79,644      47,150       46,400      79,644
   9      38,783     16,549      16,268      79,644      29,818      29,318     79,644      50,889       50,389      79,644
  10      40,722     15,105      15,105      79,644      29,921      29,921     79,644      54,921       54,921      79,644
  15      51,973      4,254       4,254      79,644      28,259      28,259     79,644      84,414       84,414      88,635
  20      66,332          *           *           *      16,948      16,948     79,644     130,939      130,939     137,486
  25      84,659          *           *           *           *           *          *     201,589      201,589     211,669
  30     108,049          *           *           *           *           *          *     311,016      311,016     314,127


ASSUMPTIONS : (1) No loans or partial withdrawals have been made. (2) Guaranteed values reflect guaranteed cost of insurance charges and a $2.50 monthly maintenance fee. (3) Net investment returns are calculated as the hypothetical gross investment return less all guaranteed contract charges and deductions shown in the prospectus and current average fund expense of 0.95%.


* Unless additional payment is made, the contract will not stay in force resulting in loss of insurance coverage. See "TERMINATION" and "REINSTATEMENT".

The hypothetical investment rates of return shown above and elsewhere in this prospectus are illustrative only and should not be deemed a representation of past or future investment rates of return. Actual rates of return may be more or less than those shown and will depend on a number of factors, including the investment allocations made by an owner, prevailing economic conditions, prevailing rates and rates of inflation. The death benefit and contract value would be different from those shown if the actual rates of return averaged 0%, 6%, and 12% over a period of years but also fluctuated above or below those averages for individual contract years. No representation can be made by The Manufacturers Life Insurance Company of North America or the Trust that these hypothetical rates of return can be achieved for any one year or sustained over any period of time.

              AUDITED FINANCIAL STATEMENTS

              THE MANUFACTURERS LIFE INSURANCE
              COMPANY OF NORTH AMERICA
              SEPARATE ACCOUNT B (FORMERLY
              NASL VARIABLE LIFE ACCOUNT OF
              NORTH AMERICAN SECURITY LIFE
              INSURANCE COMPANY)

              Years ended December 31, 1997 and 1996

            The Manufacturers Life Insurance Company of North America Separate Account B (formerly NASL Variable Life Account of North American
                        Security Life Insurance Company)


                          Audited Financial Statements


                     Years ended December 31, 1997 and 1996




                                    CONTENTS

Report of Independent Auditors..............................................1

Audited Financial Statements

Statement of Assets and Contract Owners' Equity.............................2
Statements of Operations and Changes in Contract Owners' Equity.............3
Notes to Financial Statements..............................................11

                         Report of Independent Auditors


To the Contract Owners of
The Manufacturers Life Insurance Company of
 North America Separate Account B


We have audited the accompanying statement of assets and contract owners' equity of The Manufacturers Life Insurance Company of North America Separate Account B (formerly NASL Variable Life Account of North American Security Life Insurance Company) of The Manufacturers Life Insurance Company of North America (formerly North American Security Life Insurance Company and hereinafter referred to as the Company) as of December 31, 1997, and the related statements of operations and changes in contract owners' equity for each of the two years in the period then ended. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of The Manufacturers Life Insurance Company of North America Separate Account B at December 31, 1997, and the results of its operations and the changes in its contract owners' equity for each of the two years in the period then ended in conformity with generally accepted accounting principles.



February 5, 1998


                                                         /s/ Ernst & Young LLP

            The Manufacturers Life Insurance Company of North America Separate Account B (formerly NASL Variable Life Account of North American
                        Security Life Insurance Company)

                 Statement of Assets and Contract Owners' Equity

                                December 31, 1997

ASSETS
Investments at market value:
   Sub-accounts:
     Equity Portfolio--198,364 shares (cost $4,147,364)                                        $ 4,270,633
     Investment Quality Bond Portfolio--105,378 shares (cost $1,230,221)                         1,278,241
     Growth and Income Portfolio--340,625 shares (cost $7,012,539)                               8,137,537
     Blue Chip Growth Portfolio--263,895 shares (cost $3,665,402)                                3,958,430
     Money Market Portfolio--540,111 shares (cost ($5,401,106)                                   5,401,106
     Global Equity Portfolio--128,555 shares (cost $2,299,260)                                   2,491,401
     Global Government Bond Portfolio--29,827 shares (cost $423,129)                               419,669
     U.S. Government Securities Portfolio--63,334 shares (cost $833,269)                           855,014
     Conservative Asset Allocation Portfolio--13,744 shares (cost                                  161,909
       $154,405)
     Moderate Asset Allocation Portfolio--52,607 shares (cost $647,242)                            681,264
     Aggressive Asset Allocation Portfolio--13,609 shares (cost $184,966)                          195,425
     Equity-Income Portfolio--253,694 shares (cost $3,900,616)                                   4,373,688
     Strategic Bond Portfolio--155,133 shares (cost $1,843,060)                                  1,920,543
     International Growth and Income Portfolio--217,766 shares (cost
       $2,472,487)                                                                               2,397,609
     Growth Portfolio--108,573 shares (cost $1,718,899)                                          1,868,547
     Small/Mid Cap Portfolio--249,648 shares (cost $3,532,999)                                   3,847,080
     International Small Cap Portfolio--121,751 shares (cost $1,664,557)                         1,667,987
     Science & Technology Portfolio--54,079 shares (cost $783,997)                                 736,557
     Emerging Growth Portfolio--31,150 shares (cost $672,915)                                      751,657
     Pilgrim Baxter Growth Portfolio--55,806 shares (cost $680,740)                                697,578
     International Stock Portfolio--42,415 shares (cost $521,742)                                  486,494
     Value Trust Portfolio--85,898 shares (cost $1,273,914)                                      1,271,286
     Real Estate Securities Portfolio--21,978 shares (cost $419,257)                               441,093
     High Yield Portfolio--56,233 shares (cost $782,152)                                           762,521
     Lifestyle Aggressive 1000 Portfolio--40,389 shares (cost $516,473)                            544,039
     Lifestyle Growth 820 Portfolio--377,513 shares (cost $5,112,973)                            5,198,349
     Lifestyle Balanced 640 Portfolio--107,090 shares (cost $1,395,102)                          1,452,141
     Lifestyle Moderate 460 Portfolio--40,623 shares (cost $535,512)                               542,314
     Lifestyle Conservative 280 Portfolio--35,762 shares (cost $447,840)                           465,259
                                                                                               -----------

Total assets                                                                                   $57,275,371
                                                                                               ===========

CONTRACT OWNERS' EQUITY
Variable life contracts                                                                        $57,275,371
                                                                                               -----------

Total contract owners' equity                                                                  $57,275,371
                                                                                               ===========

See accompanying notes.

            The Manufacturers Life Insurance Company of North America Separate Account B (formerly NASL Variable Life Account of North American
                        Security Life Insurance Company)

         Statements of Operations and Changes in Contract Owners' Equity

                                                                           SUB-ACCOUNT
                                     -------------------------------------------------------------------------------------------
                                                  EQUITY              INVESTMENT QUALITY BOND             GROWTH AND INCOME
                                     -------------------------------------------------------------------------------------------
                                                                       YEAR ENDED DECEMBER 31
                                            1997           1996           1997           1996           1997            1996
                                     -------------------------------------------------------------------------------------------
Income:
   Dividends                           $   592,101    $    28,154    $   110,842    $     1,295    $   274,767    $     7,243
Expenses:
   Mortality and expense risk and
   administrative charges                   45,189         12,172         17,497          2,245         66,718         10,409
                                       -----------    -----------    -----------    -----------    -----------    -----------
Net investment income (loss)               546,912         15,982         93,345           (950)       208,049         (3,166)

Net realized gain (loss)                    43,853          2,428          1,850             (6)       171,967          1,877
Unrealized appreciation
   (depreciation) during the period        (21,480)       144,611         34,220         13,800        924,927        199,709
                                       -----------    -----------    -----------    -----------    -----------    -----------

 Net increase (decrease) in
   contract owners' equity from            569,285        163,021        129,415         12,844      1,304,943        198,420
   operations                          -----------    -----------    -----------    -----------    -----------    -----------

Changes from principal transactions:
   Purchase payments                        (7,526)                      501,112                        (9,463)
   Transfers between sub-accounts
     and the Company                     1,517,315      2,128,334        200,946        481,362      4,444,195      2,333,367
   Withdrawals                             (77,134)       (12,213)       (30,855)             0       (120,641)       (11,518)
   Annual contract fee                     (37,959)       (10,224)       (14,697)        (1,886)       (56,044)        (8,744)
                                       -----------    -----------    -----------    -----------    -----------    -----------

Net increase in contract owners'
   equity from principal
   transactions                          1,394,696      2,105,897        656,506        479,476      4,258,047      2,313,105
                                       -----------    -----------    -----------    -----------    -----------    -----------

Total increase in contract owners'
   equity                                1,963,981      2,268,918        785,921        492,320      5,562,990      2,511,525

Contract owners' equity at
   beginning of period                   2,306,652         37,734        492,320                     2,574,547         63,022
                                       -----------    -----------    -----------    -----------    -----------    -----------

Contract owners' equity at end of
   period                              $ 4,270,633    $ 2,306,652    $ 1,278,241    $   492,320    $ 8,137,537    $ 2,574,547
                                       ===========    ===========    ===========    ===========    ===========    ===========



See accompanying notes.

            The Manufacturers Life Insurance Company of North America Separate Account B (formerly NASL Variable Life Account of North American
                        Security Life Insurance Company)

         Statements of Operations and Changes in Contract Owners' Equity
                                   (continued)


                                                                             SUB-ACCOUNT
                                     --------------------------------------------------------------------------------------------
                                              BLUE CHIP GROWTH               MONEY MARKET                  GLOBAL EQUITY
                                     --------------------------------------------------------------------------------------------
                                                                         YEAR ENDED DECEMBER 31
                                            1997           1996            1997            1996           1997          1996
                                     --------------------------------------------------------------------------------------------
Income:
   Dividends                           $   366,709    $        143    $    186,530    $     53,005    $   126,954    $   1,350
Expenses:
   Mortality and expense risk and
   administrative charges                   33,336           5,878          26,218           4,102         21,341        3,546
                                       -----------    ------------    ------------    ------------    -----------    ---------
Net investment income (loss)               333,373          (5,735)        160,312          48,903        105,613       (2,196)

Net realized gain (loss)                    78,617           3,632          13,108                         21,148          270
Unrealized appreciation
   (depreciation) during the period        181,546         111,393                                        143,923       48,218
                                       -----------    ------------    ------------    ------------    -----------    ---------

 Net increase (decrease) in
   contract owners' equity from            593,536         109,290         173,420          48,903        270,684       46,292
   operations                          -----------    ------------    ------------    ------------    -----------    ---------

Changes from principal transactions:
   Purchase payments                        (3,665)                     39,460,941      18,413,863         (1,168)      (9,883)
   Transfers between sub-accounts
     and the Company                     1,945,640       1,349,571     (36,277,277)    (15,915,805)     1,412,601      848,441
   Withdrawals                              (5,026)        (10,595)        (72,863)       (404,608)       (54,509)        (152)
   Annual contract fee                     (28,002)         (4,937)        (22,023)         (3,445)       (17,927)      (2,978)
                                       -----------    ------------    ------------    ------------    -----------    ---------

Net increase in contract owners'
   equity from principal
   transactions                          1,908,947       1,334,039       3,088,778       2,090,005      1,338,997      835,428
                                       -----------    ------------    ------------    ------------    -----------    ---------

Total increase in contract owners'
   equity                                2,502,483       1,443,329       3,262,198       2,138,908      1,609,681      881,720

Contract owners' equity at
   beginning of period                   1,455,947          12,618       2,138,908                        881,720
                                       -----------    ------------    ------------    ------------    -----------    ---------

Contract owners' equity at end of
   period                              $ 3,958,430    $  1,455,947    $  5,401,106    $  2,138,908    $ 2,491,401    $ 881,720
                                       ===========    ============    ============    ============    ===========    =========

See accompanying notes

            The Manufacturers Life Insurance Company of North America Separate Account B (formerly NASL Variable Life Account of North American
                        Security Life Insurance Company)

         Statements of Operations and Changes in Contract Owners' Equity
                                   (continued)


                                                                                  SUB-ACCOUNT
                                     -----------------------------------------------------------------------------------------------
                                           GLOBAL GOVERNMENT BOND     U.S. GOVERNMENT SECURITIES   CONSERVATIVE ASSET ALLOCATION
                                     -----------------------------------------------------------------------------------------------
                                                                         YEAR ENDED DECEMBER 31
                                            1997           1996            1997          1996           1997           1996
                                     -----------------------------------------------------------------------------------------------
Income:
  Dividends                              $  29,535      $   2,225      $  29,032      $  14,096      $   6,136      $     62
Expenses:
   Mortality and expense risk and
   administrative charges                    4,598          1,034          6,371          3,488          1,351           317
                                         ---------      ---------      ---------      ---------      ---------      --------
Net investment income (loss)                24,937          1,191         22,661         10,608          4,785          (255)

Net realized gain (loss)                       839           (391)         7,109        (11,342)         1,829           (23)
Unrealized appreciation
   (depreciation) during the period        (15,873)        12,413          7,944         13,783          5,010         2,494
                                         ---------      ---------      ---------      ---------      ---------      --------

 Net increase (decrease) in
   contract owners' equity from              9,903         13,213         37,714         13,049         11,624         2,216
   operations                            ---------      ---------      ---------      ---------      ---------      --------


Changes from principal transactions:
   Purchase payments                            80                        (1,179)                       (1,186)
   Transfers between sub-accounts
     and the Company                       166,010        235,194        431,478        373,224        134,150        47,181
   Withdrawals                              (3,538)       (30,674)
   Annual contract fee                      (3,863)          (868)        (5,351)        (2,930)        (1,135)         (267)
                                         ---------      ---------      ---------      ---------      ---------      --------

Net increase in contract owners'
   equity from principal
   transactions                            162,227        234,326        421,410        370,294        101,155        46,914
                                         ---------      ---------      ---------      ---------      ---------      --------

Total increase in contract owners'
   equity                                  172,130        247,539        459,124        383,343        112,779        49,130

Contract owners' equity at
   beginning of period                     247,539                       395,890         12,547         49,130
                                         ---------      ---------      ---------      ---------      ---------      --------

Contract owners' equity at end of
   period                                $ 419,669      $ 247,539      $ 855,014      $ 395,890      $ 161,909      $ 49,130
                                         =========      =========      =========      =========      =========      ========

See accompanying notes.

            The Manufacturers Life Insurance Company of North America Separate Account B (formerly NASL Variable Life Account of North American
                        Security Life Insurance Company)

         Statements of Operations and Changes in Contract Owners' Equity
                                   (continued)


                                                                                  SUB-ACCOUNT
                                     -----------------------------------------------------------------------------------------------
                                        MODERATE ASSET ALLOCATION     AGGRESSIVE ASSET ALLOCATION             EQUITY-INCOME
                                     -----------------------------------------------------------------------------------------------
                                                                         YEAR ENDED DECEMBER 31
                                            1997           1996            1997           1996             1997             1996
                                     -----------------------------------------------------------------------------------------------
Income:
   Dividends                             $  50,077                     $  19,951      $   1,890      $   286,072      $     2,648
Expenses:
   Mortality and expense risk and
   administrative charges                    6,852      $   1,039          2,563            903           35,849            5,459
                                         ---------      ---------      ---------      ---------      -----------      -----------
Net investment income (loss)                43,225         (1,039)        17,388            987          250,223           (2,811)

Net realized gain (loss)                     5,122             30         13,762                          49,325              720
Unrealized appreciation
   (depreciation) during the period         24,489          9,533          3,348          6,993          388,779           84,293
                                         ---------      ---------      ---------      ---------      -----------      -----------

 Net increase (decrease) in
   contract owners' equity from             72,836          8,524         34,498          7,980          688,327           82,202
   operations                            ---------      ---------      ---------      ---------      -----------      -----------

Changes from principal transactions:
   Purchase payments                                                                                      (3,656)
   Transfers between sub-accounts
     and the Company                       416,079        220,908        104,475         88,581        2,371,221        1,322,582
   Withdrawals                             (30,455)            --        (62,381)            --          (46,646)          (5,643)
   Annual contract fee                      (5,756)          (872)        (2,153)          (758)         (30,113)          (4,586)
                                         ---------      ---------      ---------      ---------      -----------      -----------

Net increase in contract owners'
   equity from principal
   transactions                            379,868        220,036         39,941         87,823        2,290,806        1,312,353
                                         ---------      ---------      ---------      ---------      -----------      -----------

Total increase in contract owners'
   equity                                  452,704        228,560         74,439         95,803        2,979,133        1,394,555

Contract owners' equity at
   beginning of period                     228,560                       120,986         25,183        1,394,555
                                         ---------      ---------      ---------      ---------      -----------      -----------

Contract owners' equity at end of
   period                                $ 681,264      $ 228,560      $ 195,425      $ 120,986      $ 4,373,688      $ 1,394,555
                                         =========      =========      =========      =========      ===========      ===========

See accompanying notes

            The Manufacturers Life Insurance Company of North America Separate Account B (formerly NASL Variable Life Account of North American
                        Security Life Insurance Company)

         Statements of Operations and Changes in Contract Owners' Equity
                                   (continued)

                                                                                   SUB-ACCOUNT
                                                 -----------------------------------------------------------------------------------
                                                                              INTERNATIONAL GROWTH
                                                      STRATEGIC BOND                 AND INCOME                  GROWTH (1)
                                                 -----------------------------------------------------------------------------------
                                                   YEAR ENDED DECEMBER 31      YEAR ENDED DECEMBER 31      PERIOD ENDED DECEMBER 31
                                                      1997          1996         1997           1996          1997           1996
                                                 -----------------------------------------------------------------------------------
Income:
  Dividends                                       $   70,868     $   3,068    $   83,998     $      48    $       19     $   3,100
Expenses:
   Mortality and expense risk and
   administrative charges                             18,516         3,585        20,836         4,432        13,293         1,028
                                                  ----------     ---------    ----------     ---------    ----------     ---------
Net investment income (loss)                          52,352          (517)       63,162        (4,384)      (13,274)        2,072

Net realized gain (loss)                              39,259         9,899         9,031            78        29,344           302
Unrealized appreciation
   (depreciation) during the period                   43,192        34,291      (124,439)       49,561       150,550          (902)
                                                  ----------     ---------    ----------     ---------    ----------     ---------

 Net increase (decrease) in
   contract owners' equity from                      134,803        43,673       (52,246)       45,255       166,620         1,472
   operations                                     ----------     ---------    ----------     ---------    ----------     ---------

Changes from principal transactions:
   Purchase payments                                                16,511          (789)                     (2,752)
   Transfers between sub-accounts
     and the Company                                 997,315       790,429     1,552,542       895,937     1,223,382       500,520
   Withdrawals                                       (31,300)      (12,323)      (21,865)                     (2,990)       (5,675)
   Annual contract fee                               (15,553)       (3,012)      (17,503)       (3,722)      (11,167)         (863)
                                                  ----------     ---------    ----------     ---------    ----------     ---------

Net increase in contract owners'
   equity from principal
   transactions                                      950,462       791,605     1,512,385       892,215     1,206,473       493,982
                                                  ----------     ---------    ----------     ---------    ----------     ---------

Total increase in contract owners'
   equity                                          1,085,265       835,278     1,460,139       937,470     1,373,093       495,454

Contract owners' equity at
   beginning of period                               835,278                     937,470                     495,454
                                                  ----------     ---------    ----------     ---------    ----------     ---------

Contract owners' equity at end of
   period                                         $1,920,543     $ 835,278    $2,397,609     $ 937,470    $1,868,547     $ 495,454
                                                  ==========     =========    ==========     =========    ==========     =========

(1) From commencement of operations July 15, 1996

See accompanying notes.

            The Manufacturers Life Insurance Company of North America Separate Account B (formerly NASL Variable Life Account of North American
                        Security Life Insurance Company)

         Statements of Operations and Changes in Contract Owners' Equity
                                   (continued)

                                                                                  SUB-ACCOUNT
                                     -----------------------------------------------------------------------------------------------
                                                                                                         SCIENCE &
                                                                                                        TECHNOLOGY    EMERGING
                                            SMALL/MID CAP (2)            INTERNATIONAL SMALL CAP (2)       (3)       GROWTH (4)
                                     -----------------------------------------------------------------------------------------------
                                        PERIOD ENDED DECEMBER 31          PERIOD ENDED DECEMBER 31       YEAR ENDED DECEMBER 31
                                          1997             1996             1997             1996                1997
                                     -----------------------------------------------------------------------------------------------
Income:
  Dividends                                                             $       554     $   2,976     $  11,461
Expenses:
   Mortality and expense risk and
   administrative charges               $    31,517     $     4,921          16,460         2,284         4,513     $   3,949
                                        -----------     -----------     -----------     ---------     ---------     ---------
Net investment income (loss)                (31,517)         (4,921)        (15,906)          692         6,948        (3,949)

Net realized gain (loss)                     39,736             (33)          4,545             3        19,476            12
Unrealized appreciation
   (depreciation) during the period         280,098          33,983         (21,768)       25,198       (47,440)       78,742
                                        -----------     -----------     -----------     ---------     ---------     ---------

 Net increase (decrease) in
   contract owners' equity from             288,317          29,029         (33,129)       25,893       (21,016)       74,805
   operations                           -----------     -----------     -----------     ---------     ---------     ---------

Changes from principal transactions:
   Purchase payments                           (794)                           (944)                     (2,797)           24
   Transfers between sub-accounts
     and the Company                      2,154,794       1,420,092         906,095       793,633       765,191       681,164
   Withdrawals                              (13,653)            (97)         (7,717)         (100)       (1,031)       (1,018)
   Annual contract fee                      (26,474)         (4,134)        (13,826)       (1,918)       (3,790)       (3,318)
                                        -----------     -----------     -----------     ---------     ---------     ---------

Net increase in contract owners'
   capital from principal
   transactions                           2,113,873       1,415,861         883,608       791,615       757,573       676,852
                                        -----------     -----------     -----------     ---------     ---------     ---------

Total increase in contract owners'
   equity                                 2,402,190       1,444,890         850,479       817,508       736,557       751,657

Contract owners' equity at
   beginning of period                    1,444,890                         817,508
                                        -----------     -----------     -----------     ---------     ---------     ---------

Contract owners' equity at end of
   period                               $ 3,847,080     $ 1,444,890     $ 1,667,987     $ 817,508     $ 736,557     $ 751,657
                                        ===========     ===========     ===========     =========     =========     =========

(2)  From commencement of operations March 4, 1996

(3)  From commencement of operations January 1, 1997

(4) Denotes former Manulife Series Fund, Inc., which merged into Manufacturers Investment Trust on December 31, 1996

See accompanying notes.

            The Manufacturers Life Insurance Company of North America Separate Account B (formerly NASL Variable Life Account of North American
                        Security Life Insurance Company)

         Statements of Operations and Changes in Contract Owners' Equity
                                   (continued)

                                                                                  SUB-ACCOUNT
                                     -----------------------------------------------------------------------------------------------

                                           PILGRIM                                    REAL                       LIFESTYLE
                                            BAXTER   INTERNATIONAL      VALUE        ESTATE          HIGH        AGGRESSIVE
                                          GROWTH (3)    STOCK (4)     TRUST (3)    SECURITIES (4)   YIELD (3)     1000 (3)
                                     -----------------------------------------------------------------------------------------------
                                                                          YEAR ENDED DECEMBER 31 1997
                                     -----------------------------------------------------------------------------------------------

Income:
  Dividends                                           $   6,585     $    38,157                   $  28,578     $   5,462
Expenses:
   Mortality and expense risk and
   administrative charges               $   3,493         2,593           5,522     $   1,798         3,058         4,213
                                        ---------     ---------     -----------     ---------     ---------     ---------
Net investment income (loss)               (3,493)        3,992          32,635        (1,798)       25,520         1,249

Net realized gain (loss)                    2,634         4,011           8,477         8,774        16,176        30,067
Unrealized appreciation
   (depreciation) during the period        16,838       (35,248)         (2,628)       21,836       (19,631)       27,566
                                        ---------     ---------     -----------     ---------     ---------     ---------

 Net increase (decrease) in
   contract owners' equity from            15,979       (27,245)         38,484        28,812        22,065        58,882
   operations                           ---------     ---------     -----------     ---------     ---------     ---------

Changes from principal transactions:
   Purchase payments                       (1,852)                           18            12                     (10,072)
   Transfers between sub-accounts
     and the Company                      687,386       517,030       1,238,563       413,981       745,448       498,768
   Withdrawals                             (1,000)       (1,112)         (1,141)         (201)       (2,423)
   Annual contract fee                     (2,935)       (2,179)         (4,638)       (1,511)       (2,569)       (3,539)
                                        ---------     ---------     -----------     ---------     ---------     ---------

Net increase in contract owners'
   equity from principal
   transactions                           697,578       486,494       1,271,286       441,093       762,521       544,039

Total increase in contract owners'
   equity                                 697,578       486,494       1,271,286       441,093       762,521       544,039
                                        ---------     ---------     -----------     ---------     ---------     ---------

Contract owners' equity at
   beginning of period
                                        ---------     ---------     -----------     ---------     ---------     ---------

Contract owners' equity at end of
   period                               $ 697,578     $ 486,494     $ 1,271,286     $ 441,093     $ 762,521     $ 544,039
                                        =========     =========     ===========     =========     =========     =========


(3)  From commencement of operations January 1, 1997

(4) Denotes former Manulife Series Fund, Inc., which merged into Manufacturers Investment Trust on December 31, 1996

See accompanying notes.

            The Manufacturers Life Insurance Company of North America Separate Account B (formerly NASL Variable Life Account of North American
                        Security Life Insurance Company)

         Statements of Operations and Changes in Contract Owners' Equity
                                   (continued)


                                                                              SUB-ACCOUNT
                                     -----------------------------------------------------------------------------------------------
                                          LIFESTYLE       LIFESTYLE      LIFESTYLE     LIFESTYLE
                                            GROWTH        BALANCED        MODERATE   CONSERVATIVE
                                           820 (3)         640 (3)         460 (3)      280 (3)                TOTAL
                                     -----------------------------------------------------------------------------------------------

                                                                                                        YEAR ENDED DECEMBER 31
                                                                                                    ------------------------------
                                                  YEAR ENDED DECEMBER 31, 1997                           1997              1996
                                     ----------------------------------------------------------     ------------------------------

Income:
  Dividends                             $    41,394     $    17,517     $   7,218     $   5,520     $  2,396,037     $    121,303
Expenses:
   Mortality and expense risk and
   administrative charges                    24,594           8,413         2,405         2,577          435,633           66,842
                                        -----------     -----------     ---------     ---------     ------------     ------------
Net investment income (loss)                 16,800           9,104         4,813         2,943        1,960,404           54,461

Net realized gain (loss)                     80,747           8,078           102            10          709,008            7,444
Unrealized appreciation
   (depreciation) during the period          85,376          57,039         6,802        17,419        2,211,137          789,371
                                        -----------     -----------     ---------     ---------     ------------     ------------

 Net increase (decrease) in
   contract owners' equity from             182,923          74,221        11,717        20,372        4,880,549          851,276
   operations
                                        -----------     -----------     ---------     ---------     ------------     ------------

Changes from principal transactions:
   Purchase payments                                                                                  39,914,344       18,420,491
   Transfers between sub-accounts
     and the Company                      5,037,069       1,400,607       532,618       447,052       (3,334,162)      (2,086,449)
   Withdrawals                                 (984)        (15,620)                                    (636,777)        (462,924)
   Annual contract fee                      (20,659)         (7,067)       (2,021)       (2,165)        (365,937)         (56,144)
                                        -----------     -----------     ---------     ---------     ------------     ------------

Net increase in contract owners'
   equity from principal
   transactions                           5,015,426       1,377,920       530,597       444,887       35,577,468       15,814,974
                                        -----------     -----------     ---------     ---------     ------------     ------------

Total increase in contract owners'
   equity                                 5,198,349       1,452,141       542,314       465,259       40,458,017       16,666,250

Contract owners' equity at                                                                            16,817,354          151,104
   beginning of period                  -----------     -----------     ---------     ---------     ------------     ------------

Contract owners' equity at end of
   period                               $ 5,198,349     $ 1,452,141     $ 542,314     $ 465,259     $ 57,275,371     $ 16,817,354
                                        ===========     ===========     =========     =========     ============     ============

(3)  From commencement of operations January 1, 1997

See accompanying notes.

            The Manufacturers Life Insurance Company of North America Separate Account B (formerly NASL Variable Life Account of North American
                        Security Life Insurance Company)

                          Notes to Financial Statements

                                December 31, 1997


1.   ORGANIZATION

The Manufacturers Life Insurance Company of North America Separate Account B (formerly NASL Variable Life Account of North American Security Life Insurance Company and hereinafter referred to as the Account) is a separate account established by The Manufacturers Life Insurance Company of North America (formerly North American Security Life Insurance Company and hereinafter referred to as the Company). The Account commenced operations on November 1, 1995 as a separate account under Delaware law. The Account operates as a Unit Investment Trust under the Investment Company Act of 1940, as amended, and invests in twenty-nine sub-accounts of Manufacturers Investment Trust (formerly NASL Series Trust and hereinafter referred to as the Trust). The Account is a funding vehicle for variable life contracts (the Contracts) issued by the Company. The Company is a wholly-owned subsidiary of Manulife Wood Logan Holding Company, Inc. (formerly NAWL Holding Company, Inc. and hereinafter referred to as MWL). MWL holds all the outstanding shares of the Company and Wood Logan Associates, Inc. (Wood Logan). The Manufacturers Life Insurance Company (MLI) owns all Class A shares of MWL, representing 85% of the voting shares of MWL. Certain employees of Wood Logan own all Class B shares, which represent the remaining 15% voting interest in MWL. Prior to January 1, 1996, The Company was a wholly-owned subsidiary of North American Life Assurance Company (NAL), a Canadian mutual life insurance company. NAL merged with The Manufacturers Life Insurance Company of Canada effective January 1, 1996. The surviving company is conducting business under the name "The Manufacturers Life Insurance Company."

Effective after the close of business on December 31, 1996, the portfolios of the Manulife Series Funds, Inc. (a series trust of MLI) were merged with the Manufacturers Investment Trust. As a result of this merger, three additional portfolios became available as investment options to the contract owners of the Account and include the Emerging Growth, Real Estate Securities and International Stock portfolios. Also, effective after the close of business on December 31, 1996, nine new portfolios were created and became available as investment options for contract owners in 1997 and include the five Lifestyle portfolios and the Science & Technology, Pilgrim Baxter Growth, Value Trust and High Yield portfolios.

On March 4, 1996, two new sub-accounts, Small/Mid Cap and International Small Cap, commenced operations. On July 15, 1996, the Growth sub-account commenced operations.

            The Manufacturers Life Insurance Company of North America Separate Account B (formerly NASL Variable Life Account of North American
                        Security Life Insurance Company)

                    Notes to Financial Statements (continued)


2.   SIGNIFICANT ACCOUNTING POLICIES

Investments are made in the portfolios of the Trust and are valued at the reported net asset values of such portfolios. Transactions are recorded on the trade date. Income from dividends is recorded on the ex-dividend date. Realized gains and losses on the sales of investments are computed on the basis of the identified cost of the investment sold.

In addition to the Account, a contract holder may also allocate funds to the Fixed Account, which is part of the Company's general account. Because of exemptive and exclusionary provisions, interests in the Fixed Account have not been registered under the Securities Act of 1933, and the Company's general account has not been registered as an investment company under the Investment Company act of 1940.

The operations of the Account are included in the federal income tax return of the Company, which is taxed as a Life Insurance Company under the provisions of the Internal Revenue Code (the Code). Under the current provisions of the Code, the Company does not expect to incur federal income taxes on the earnings of the Account to the extent the earnings are credited under the contracts. Based on this, no charge is being made currently to the Account for federal income taxes. The Company will review periodically the status of such decision based on changes in the tax law. Such a charge may be made in future years for any federal income taxes that would be attributable to the contract.

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the amounts reported in the financial statements and accompanying notes. Such estimates and assumptions could change in the future as more information becomes known, which could impact the amounts reported and disclosed herein.

Certain 1996 balances have been reclassified to permit comparison with the 1997 presentation.

3.   AFFILIATED COMPANY TRANSACTIONS

Administrative services necessary for the operation of the Account are performed by the Company. The Company had an underwriting agreement with its wholly-owned subsidiary, NASL Financial Services, Inc. (NASL Financial). NASL Financial had an agreement with Wood Logan to promote the sale of annuity contracts. On October 1, 1997, NASL Financial ceased operations, and certain assets and liabilities of NASL Financial were contributed to form a new company, Manufacturers Securities Services LLC (MSS), for a 99.9% ownership interest. MSS has an Administrative Services Agreement with Wood Logan for marketing services for the sale of annuity contracts. Certain officers of the Account are officers and directors of the Company or the Trust.

            The Manufacturers Life Insurance Company of North America Separate Account B (formerly NASL Variable Life Account of North American
                        Security Life Insurance Company)

                    Notes to Financial Statements (continued)



4.  CONTRACT CHARGES

There are no deductions made from purchase payments for sales charges at the time of purchase. In the event of a surrender, a contingent deferred sales charge may be charged by the Company to cover sales expenses. A monthly administrative charge of $2.50 per month is imposed upon contracts with less than $100,000 of total premium payments.

On each monthly contract anniversary day, charges are deducted proportionately from all investment accounts. Certain charges are expressed as an annual percentage of the owner's contract value.

     Three of these charges are deducted only during the first ten contract years:

         (i)   0.25% for distribution cost incurred by the Company.

         (ii) 0.25% for state premium taxes to be paid by the Company as a result of receipt of premium payments.

         (iii) 0.15% for the Company's increased federal taxes caused by its receipt of premium payments.

     Three of these charges are deducted for all contract years:

         (i)   0.40% charge for contract administration

         (ii) 0.35% charge for the death benefit provided by the contract (0.55% after the first ten contract years). If there is more than one insured, this charge is 0.10% (0.30% after the first ten contract years).

         (iii) A charge at an annual rate of 0.90% of the value of each variable investment account is deducted monthly for the mortality and expense risks assumed by the Company in connection with the contract.

            The Manufacturers Life Insurance Company of North America Separate Account B (formerly NASL Variable Life Account of North American
                        Security Life Insurance Company)

                    Notes to Financial Statements (continued)


5.   PURCHASES AND SALES OF INVESTMENTS

The following table shows aggregate cost of shares purchased and proceeds from sales of each sub-account for the year ended December 31, 1997.

                                                       PURCHASES                SALES
                                                     -----------------------------------

Equity Portfolio                                     $ 2,889,912            $   948,302
Investment Quality Bond Portfolio                      2,136,732              1,386,881
Growth and Income Portfolio                            5,235,569                769,473
Blue Chip Growth Portfolio                             3,030,373                788,053
Money Market Portfolio                                22,861,612             19,612,522
Global Equity Portfolio                                1,688,042                243,432
Global Government Bond Portfolio                         287,630                100,466
U.S. Government Securities Portfolio                     812,463                368,392
Conservative Asset Allocation Portfolio                  140,017                 34,077
Moderate Asset Allocation Portfolio                      480,977                 57,884
Aggressive Asset Allocation Portfolio                    175,547                118,218
Equity-Income Portfolio                                2,879,686                338,657
Strategic Bond Portfolio                               1,559,948                557,134
International Growth and Income Portfolio              1,730,139                154,592
Growth Portfolio                                       1,443,217                250,018
Small/Mid Cap Portfolio                                2,433,577                351,221
International Small Cap Portfolio                        939,160                 71,458
Science & Technology Portfolio                           909,210                144,689
Emerging Growth Portfolio                                706,066                 33,163
Pilgrim Baxter Growth Portfolio                          691,865                 13,759
International Stock Portfolio                            550,287                 32,556
Value Trust Portfolio                                  1,341,165                 75,728
Real Estate Securities Portfolio                         478,382                 67,899
High Yield Portfolio                                   1,069,471                303,495
Lifestyle Aggressive 1000 Portfolio                    1,417,699                931,293
Lifestyle Growth 820 Portfolio                         5,959,141                926,915
Lifestyle Balanced 640 Portfolio                       1,426,829                 39,805
Lifestyle Moderate 460 Portfolio                         538,716                  3,306
Lifestyle Conservative 280 Portfolio                     452,343                  4,513
                                                     ----------------------------------

                                                     $66,265,775            $28,727,901
                                                     ==================================

            The Manufacturers Life Insurance Company of North America Separate Account B (formerly NASL Variable Life Account of North American
                        Security Life Insurance Company)

                    Notes to Financial Statements (continued)


6.   UNIT VALUES

A summary of the accumulation unit values at December 31, 1996 and 1997 and the accumulation units and dollar values outstanding at December 31, 1997 are as follows:

                                                   1996                                1997
                                                UNIT VALUE        UNIT VALUE          UNITS            DOLLARS
                                            -------------------------------------------------------------------------

Equity sub-account                             $127.042679       $151.493201           28,190         $  4,270,633
Investment Quality Bond sub-account             106.831619        117.248426           10,902            1,278,241
Growth and Income sub-account                   129.813549        172.430739           47,193            8,137,537
Blue Chip Growth sub-account                    131.314663        166.684739           23,748            3,958,430
Money Market sub-account                        106.319450        111.795504           48,312            5,401,106
Global Equity sub-account                       115.632438        139.681912           17,836            2,491,401
Global Government Bond sub-account              119.411568        122.930668            3,414              419,669
U.S. Government Securities sub-account          106.417541        115.436261            7,407              855,014
Conservative Asset Allocation sub-account       111.458090        124.205032            1,304              161,909
Moderate Asset  Allocation sub-account          115.168639        133.447210            5,105              681,264
Aggressive Asset  Allocation sub-account        118.726211        141.395960            1,382              195,425
Equity-Income sub-account                       124.357387        161.297994           27,116            4,373,688
Strategic Bond sub-account                      120.025315        133.203020           14,418            1,920,543
International Growth and Income sub-account
                                                118.110145        118.011806           20,317            2,397,609
Growth sub-account                              110.532600        138.552181           13,486            1,868,547
Small Mid/Cap sub-account                       106.960000        123.280000           31,206            3,847,080
International Small Cap sub-account             109.201969        110.060149           15,155            1,667,987
Science & Technology sub-account                   ---            104.916453            7,020              736,557
Emerging Growth sub-account                        ---            117.363813            6,405              751,657
Pilgrim Baxter Growth sub-account                  ---            100.240577            6,959              697,578
International Stock sub-account                    ---            102.185953            4,761              486,494
Value Trust sub-account                            ---            119.094932           10,675            1,271,286
Real Estate  Securities sub-account                ---            118.546958            3,721              441,093
High Yield sub-account                             ---            112.591102            6,772              762,521
Lifestyle Aggressive 1000 sub-account              ---            110.448120            4,926              544,039
Lifestyle Growth 820 sub-account                   ---            112.936137           46,029            5,198,349
Lifestyle Balanced 640 sub-account                 ---            113.281100           12,819            1,452,141
Lifestyle Moderate 460 sub-account                 ---            112.952180            4,801              542,314
Lifestyle Conservative 280 sub-account             ---            111.482410            4,173              465,259
                                                                                                       -----------

                                                                                                       $57,275,371
                                                                                                       ===========

            The Manufacturers Life Insurance Company of North America Separate Account B (formerly NASL Variable Life Account of North American
                        Security Life Insurance Company)

                    Notes to Financial Statements (continued)


7.   DIVERSIFICATION REQUIREMENTS

Under the provisions of Section 817(h) of the Internal Revenue Code, a variable life contract will not be treated as a life contract for federal tax purposes for any period for which the investments of the segregated asset account on which the contract is based are not adequately diversified. The Code provides that the "adequately diversified" requirement may be met if the underlying investments satisfy either a statutory safe harbor test or diversification requirements set forth in regulations issued by the Secretary of Treasury.

The Internal Revenue Service has issued regulations under Section 817(h) of the Code. The Company believes that the Account satisfies the current requirements of the regulations, and it intends that the Account will continue to meet such requirements.

8.   YEAR 2000 ISSUES (UNAUDITED)

Like other investment funds, financial and business organizations and individuals, the Account would be adversely affected if the computer systems used by the Company and other service providers do not properly process and calculate date-related information and data from and after January 1, 2000. The Company is completing an assessment of the year 2000 impact on its systems and business processes. Management believes that the Company will complete its Year 2000 project for all critical systems and processes by September 30, 1998, prior to any anticipated impact on the critical systems and processes.

The date on which the Company believes it will complete the Year 2000 project is based on management's best estimates, which were derived utilizing numerous assumptions of future events. However, there can be no guarantee that these estimates will be achieved and actual results could differ materially from those anticipated. Specific factors that might cause such material differences include, but are not limited to, the availability and cost of personnel trained in this area, the ability to locate and correct all relevant computer code, and other similar uncertainties.

                                        AUDITED CONSOLIDATED
                                        FINANCIAL STATEMENTS



                                        THE MANUFACTURERS LIFE
                                        INSURANCE COMPANY OF NORTH
                                        AMERICA (FORMERLY NORTH
                                        AMERICAN SECURITY LIFE
                                        INSURANCE COMPANY)



                                        Years ended December 31, 1997, 1996
                                        and 1995

            The Manufacturers Life Insurance Company of North America (formerly North American Security Life Insurance Company)

                    Audited Consolidated Financial Statements


                  Years ended December 31, 1997, 1996 and 1995




                                    CONTENTS

Report of Independent Auditors............................................... 1

Audited Consolidated Financial Statements

Consolidated Balance Sheets.................................................. 3
Consolidated Statements of Income............................................ 4
Consolidated Statements of Changes in Shareholder's Equity................... 5
Consolidated Statements of Cash Flows........................................ 6
Notes to Consolidated Financial Statements................................... 7

                         Report of Independent Auditors


The Board of Directors and Shareholder
The Manufacturers Life Insurance Company of North America


We have audited the accompanying consolidated balance sheets of The Manufacturers Life Insurance Company of North America (formerly North American Security Life Insurance Company and hereinafter referred to as the Company) as of December 31, 1997 and 1996, and the related consolidated statements of income, changes in shareholder's equity, and cash flows for the years then ended. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the 1997 and 1996 financial statements referred to above present fairly, in all material respects, the consolidated financial position of The Manufacturers Life Insurance Company of North America at December 31, 1997 and 1996, and the consolidated results of its operations and its cash flows for the years then ended in conformity with generally accepted accounting principles.



/s/ Ernst & Young LLP
---------------------
Boston, Massachusetts
February  26, 1998

                       REPORT OF INDEPENDENT ACCOUNTANTS


The Board of Directors and
Shareholder of The Manufacturers Life Insurance
Company of North America:

We have audited the accompanying statements of income, changes in stockholder's equity and cash flows of The Manufacturers Life Insurance Company of North America (formerly North American Security Life Insurance Company) for the year ended December 31, 1995. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the results of operations and cash flows of The Manufacturers Life Insurance Company of North America for the year ended December 31, 1995, in conformity with generally accepted accounting principles.

As discussed in Note 2 to the consolidated financial statements, the Company adopted Financial Accounting Standards Board Interpretation No. 40 (FIN 40) and Statement of Financial Accounting Standards No. 120 (SFAS 120), which required implementation of several accounting pronouncements not previously adopted.
The effects of adopting FIN 40 and SFAS 120 were retroactively applied to the Company's previously issued financial statements, consistent with the implementation guidance of those standards.



/s/ Coopers & Lybrand L.L.P.
----------------------------

Boston, Massachusetts
May 29, 1997, except for Note 14,
as to which the date is February 26, 1998

            The Manufacturers Life Insurance Company of North America (formerly North American Security Life Insurance Company)

                           Consolidated Balance Sheets


                                                                                      DECEMBER 31
                                                                               1997                 1996
                                                                        --------------------------------------
ASSETS
Investments:
   Fixed maturities available-for-sale, at fair value                   $   143,307,365         $   97,431,343
   Marketable equity securities available-for-sale,
     at fair value                                                                                       1,177
   Short-term investments                                                    14,991,793              4,294,370
   Foreclosed real estate                                                            --              2,268,120
   Policy loans                                                               3,275,654                637,096
                                                                        --------------------------------------
                                                                            161,574,812            104,632,106

Cash and cash equivalents                                                     7,338,690             12,073,302
Accrued investment income                                                     2,640,707              1,806,106
Deferred policy acquisition costs                                           364,983,732            290,610,274
Receivable from affiliates                                                    4,605,036
Other assets                                                                  9,625,844              8,229,825
Due from reinsurers                                                         553,833,869            573,418,610
Separate account assets                                                   9,529,160,219          6,820,599,385
                                                                        --------------------------------------

Total assets                                                            $10,633,762,909         $7,811,369,608
                                                                        ======================================



LIABILITIES AND SHAREHOLDER'S EQUITY
Liabilities:
   Policyholder funds                                                   $    92,750,188         $   82,619,372
   Payable to affiliates                                                                             1,462,021
   Amounts on deposit from reinsurer                                          3,000,000              6,000,000
   Amount payable to reinsurers                                             571,881,943            593,909,628
   Notes payable to affiliates                                              183,955,075            158,200,680
   Deferred tax liability                                                    16,428,278                288,800
   Other liabilities                                                         27,861,648             21,219,254
   Separate account liabilities                                           9,529,160,219          6,820,599,385
                                                                        --------------------------------------
Total liabilities                                                        10,425,037,351          7,684,299,140

Shareholder's equity:
   Common stock (par value $1,000 per share--authorized, 3,000
     shares; issued and outstanding, 2,600 shares)                            2,600,000              2,600,000
   Additional paid-in capital                                               179,052,696            131,322,072
   Unrealized appreciation on securities available-for-sale                   1,199,890                508,601
   Retained earnings (deficit)                                               25,872,972             (7,360,205)
                                                                        --------------------------------------
Total shareholder's equity                                                  208,725,558            127,070,468
                                                                        --------------------------------------

Total liabilities and shareholder's equity                              $10,633,762,909         $7,811,369,608
                                                                        ======================================



See accompanying notes.

            The Manufacturers Life Insurance Company of North America (formerly North American Security Life Insurance Company)

                        Consolidated Statements of Income



                                                                            YEARS ENDED DECEMBER 31
                                                                 1997             1996                1995
                                                             -------------------------------------------------

Revenues:
   Fees from separate accounts and policyholder funds        $126,636,872      $ 95,323,185       $ 77,572,040
   Advisory fees and other distribution revenues               67,677,977        46,232,682         27,911,710
   Net investment income                                        7,905,545         5,452,083         28,701,102
   Net realized investment gains                                  530,886           764,139          9,711,168
                                                             -------------------------------------------------
                                                              202,751,280       147,772,089        143,896,020

Benefits and expenses:
   Benefits to policyholders                                    4,986,244         4,241,628         27,128,685
   Amortization of deferred policy acquisition costs           40,648,703        30,830,214         43,287,070
   Other insurance expenses                                   100,385,240        71,255,354         58,745,087
   Financing costs                                             14,267,785        15,820,730          9,282,164
                                                             -------------------------------------------------
                                                              160,287,972       122,147,926        138,443,006
                                                             -------------------------------------------------

Income from continuing operations before provision
   for income tax (benefit)                                    42,463,308        25,624,163          5,453,014

Provision for income tax (benefit):
   Current                                                       (723,741)        1,464,291          2,022,624
   Deferred                                                    15,767,246         7,614,476         (9,063,710)
                                                             -------------------------------------------------
                                                               15,043,505         9,078,767         (7,041,086)
                                                             -------------------------------------------------
Income from continuing operations                              27,419,803        16,545,396         12,494,100

Discontinued operations
   Loss from operations, net of tax                              (141,134)         (809,948)        (1,461,888)
   Gain on disposal, net of tax                                 5,954,508
                                                             -------------------------------------------------

Net income                                                   $ 33,233,177      $ 15,735,448       $ 11,032,212
                                                             =================================================



See accompanying notes.

            The Manufacturers Life Insurance Company of North America (formerly North American Security Life Insurance Company)

           Consolidated Statements of Changes in Shareholder's Equity

                  Years ended December 31, 1997, 1996 and 1995


                                                                       UNREALIZED
                                                                    APPRECIATION ON      RETAINED             TOTAL
                                                     ADDITIONAL        SECURITIES        EARNINGS         SHAREHOLDER'S
                                   COMMON STOCK   PAID-IN CAPITAL  AVAILABLE-FOR-SALE    (DEFICIT)           EQUITY
                                    ------------------------------------------------------------------------------------

Balance at December 31, 1994 as
   previously reported              $2,600,000      $110,633,000                        $(53,824,868)      $  59,408,132
Cumulative effect on prior years
   of applying the new basis of
   accounting                                          1,830,140      $ (8,664,619)       19,697,003          12,862,524
                                    ------------------------------------------------------------------------------------
Balance at January 1, 1995           2,600,000       112,463,140        (8,664,619)      (34,127,865)         72,270,656
   Net income                                                                             11,032,212          11,032,212
   Reversal of deferred tax
     valuation allowance                                 858,932                                                 858,932
   Change in unrealized
     appreciation on securities
     available-for-sale, net of tax                                     11,094,515                            11,094,515
                                    ------------------------------------------------------------------------------------
Balance at December 31, 1995         2,600,000       113,322,072         2,429,896       (23,095,653)         95,256,315
   Capital contribution                               18,000,000                                              18,000,000
   Net income                                                                             15,735,448          15,735,448
   Change in unrealized
     appreciation on securities
     available-for-sale, net of
     tax and DPAC adjustments                                           (1,921,295)                           (1,921,295)
                                    ------------------------------------------------------------------------------------
Balance at December 31, 1996         2,600,000       131,322,072           508,601        (7,360,205)        127,070,468
   Capital contribution                               47,730,624                                              47,730,624
   Net income                                                                             33,233,177          33,233,177
   Change in unrealized
     appreciation on securities
     available-for-sale, net of
     tax and DPAC adjustments                                              691,289                               691,289
                                    ------------------------------------------------------------------------------------

Balance at December 31, 1997        $2,600,000      $179,052,696      $  1,199,890      $ 25,872,972        $208,725,558
                                    ====================================================================================



See accompanying notes.

            The Manufacturers Life Insurance Company of North America (formerly North American Security Life Insurance Company)

                      Consolidated Statements of Cash Flows

                                                                                  YEARS ENDED DECEMBER 31
                                                                        1997                1996               1995
                                                                 ------------------------------------------------------

OPERATING ACTIVITIES
Net income                                                       $   33,233,177       $  15,735,448       $  11,032,212
Adjustments to reconcile net income to net cash (used in)
   provided by operating activities:
     Write-down of foreclosed real estate                                                   342,025           1,235,620
     Amortization of bond discount and premium                          400,488             196,315              56,458
     Benefits to policyholders                                        4,986,244           4,241,628          27,128,685
     Gain on interest rate swap                                                          (1,632,000)           (475,407)
     Provision for deferred income tax (benefit)                     15,767,246           7,944,703          (7,929,766)
     Net realized investment gains                                     (530,886)           (764,139)         (9,711,168)
     Amortization of deferred policy acquisition costs               40,648,703          30,830,214          43,287,070
     Amortization of deferred policy acquisition costs
       included in discontinued operations                            1,706,547           2,213,505           1,035,069
     Policy acquisition costs deferred                             (123,964,814)        (89,535,239)        (61,103,093)
     Gain on disposal of discontinued operations                     (9,393,984)
     Changes in assets and liabilities:
         Accrued investment income                                     (834,601)            146,322           5,575,157
         Other assets                                                (1,396,019)          2,061,204          (2,456,292)
         Receivable from affiliates                                  (4,605,036)
         Payable to affiliates                                       (1,462,021)         (4,203,687)         (4,233,252)
         Other liabilities                                            6,642,395          (1,788,725)         12,081,461
                                                                 ------------------------------------------------------
Net cash (used in) provided by operating activities                 (38,802,561)        (34,212,426)         15,522,754

INVESTING ACTIVITIES
Purchase of fixed maturities                                       (118,765,270)        (48,300,025)       (506,524,031)
Purchase of marketable equity securities                               (250,000)         (6,033,533)        (10,137,860)
Mortgage loans issued                                                                                          (136,101)
Proceeds from fixed maturities sold, matured or repaid               74,625,632          41,269,218         781,840,143
Proceeds from marketable equity securities sold                           1,239          12,737,787           5,080,010
Proceeds from sales of foreclosed real estate                         2,268,120           1,602,064             860,375
Proceeds from disposal of discontinued operations                    16,337,562
Proceeds from sales of mortgage loans                                                                       110,791,046
Net change in short-term investments                                (10,697,423)         (3,984,370)
Net change in policy loans                                           (2,638,558)           (569,773)          2,511,985
                                                                 ------------------------------------------------------
Net cash (used in) provided by investing activities                 (39,118,698)         (3,278,632)        384,285,567

FINANCING ACTIVITIES
Net reinsurance (consideration) proceeds                             (2,442,944)         (1,116,114)          4,785,845
Repayment of amounts on deposit from reinsurers                      (3,000,000)         (3,000,000)         (3,000,000)
Receipts credited to policyholder funds                              20,606,428          20,923,239         302,496,632
Return of policyholder funds                                        (15,461,856)        (24,657,906)        (69,404,163)
Transfer of policyholder funds to reinsurer                                                                (745,950,764)
Increase in notes payable to affiliates                              25,754,395         138,200,680
Increase in notes payable                                                                                    29,843,003
Notes payable repaid                                                                   (109,866,565)        (20,000,000)
Capital contribution                                                 47,730,624          18,000,000
                                                                 ------------------------------------------------------
Net cash provided by (used in)  financing activities                 73,186,647          38,483,334        (501,229,447)
                                                                 ------------------------------------------------------

Net (decrease) increase  in cash and cash equivalents                (4,734,612)            992,276        (101,421,126)
Cash and cash equivalents at beginning of year                       12,073,302          11,081,026         112,502,152
                                                                 ------------------------------------------------------

Cash and cash equivalents at end of year                         $    7,338,690       $  12,073,302       $  11,081,026
                                                                 ======================================================
Non-cash transactions:
   Mortgage loans transferred to foreclosed real estate                                                      $2,405,052
                                                                 ======================================================


See accompanying notes.

            The Manufacturers Life Insurance Company of North America (formerly North American Security Life Insurance Company)

                   Notes to Consolidated Financial Statements

                                December 31, 1997



1.  ORGANIZATION

The Manufacturers Life Insurance Company of North America (formerly North American Security Life Insurance Company and hereinafter referred to as MNA or the Company) is a stock life insurance company domiciled in the State of Delaware. The Company is a wholly-owned subsidiary of Manulife Wood Logan Holding Company, Inc. (formerly NAWL Holding Company, Inc. and hereinafter referred to as MWL or the Parent). On January 1, 1996, North American Life Assurance Company of North York, Canada (NAL), the former parent of the Company, merged with The Manufacturers Life Insurance Company. The surviving company conducts business under the name The Manufacturers Life Insurance Company (MLI).

Concurrent with the merger, the Company's Parent went through a corporate restructuring which resulted in the formation of a newly organized holding corporation, MWL. At that time, all of the assets and liabilities of MNA and its subsidiaries, The Manufacturers Life Insurance Company of New York (formerly First North American Life Assurance Company and hereinafter referred to as MNY) and NASL Financial Services, Inc. (NASL Financial), were transferred from MLI to MWL. In addition, MLI's 20.2% ownership interest in Wood Logan Associates, Inc. and its majority-owned subsidiary, Wood Logan Distributors, Inc., (collectively Wood Logan) was transferred to MWL. In exchange, MLI received all Class A shares of MWL common stock representing an 85% ownership interest. On January 1, 1997, MLI contributed 62.5% of its 85% ownership interest to its indirect wholly-owned subsidiary, The Manufacturers Life Insurance Company (U.S.A.) (MANUSA). Effective December 18, 1997, MLI transferred its remaining 22.5% interest in MWL to MRL Holding, LLC, (MRL) a newly formed Delaware limited liability company.

Also effective January 1, 1996, as part of the restructuring, the remaining 79.8% of Wood Logan was purchased by MWL. In exchange for the remaining shares of Wood Logan, certain employees and former owners of Wood Logan received the Class B voting shares of MWL representing a 15% ownership interest. Wood Logan provides marketing services for the sale of the annuity products of MNA and MNY.

            The Manufacturers Life Insurance Company of North America (formerly North American Security Life Insurance Company)

             Notes to Consolidated Financial Statements (continued)




1.  ORGANIZATION (CONTINUED)

The Company issues individual life, variable life and annuity insurance contracts (the contracts) in forty-eight states, including New York. Amounts invested in the fixed portion of the contracts are allocated to the general account of the Company. Amounts invested in the variable portion of the contracts are allocated to the separate accounts of the Company. The separate account assets are invested in shares of the Manufacturers Investment Trust (formerly NASL Series Trust and hereinafter referred to as MIT), a no-load, open-end management investment company organized as a Massachusetts business trust.

NASL Financial acted as investment adviser to MIT and the North American Funds
(NAF), a no-load, open-end management investment company organized as a Massachusetts business trust. NASL Financial also acted as principal underwriter of the annuity and life insurance contracts issued by the Company. NASL Financial had an agreement with Wood Logan to act as the promotional agent for the sale of the variable annuity and variable life insurance products issued by MNA and MNY.

Effective October 1, 1997, Manufacturers Securities Services, LLC (MSS), replaced NASL Financial as the investment advisor to MIT and as the principal underwriter of the annuity contracts. Wood Logan provides marketing services for the sale of annuity contracts under an Administrative Services Agreement dated October 7, 1997, between the Company and MLI.

2.  SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

BASIS OF PRESENTATION

The accompanying consolidated financial statements of the Company and its majority and wholly-owned subsidiaries have been prepared in conformity with generally accepted accounting principles (GAAP).

            The Manufacturers Life Insurance Company of North America (formerly North American Security Life Insurance Company)

             Notes to Consolidated Financial Statements (continued)


2.  SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

BASIS OF PRESENTATION (CONTINUED)

Prior to 1996, the Company prepared its financial statements in conformity with accounting practices prescribed or permitted by the Delaware Insurance Department which practices were considered GAAP for mutual life insurance companies. FASB Interpretation 40, Applicability of Generally Accepted Accounting Principles to Mutual Life Insurance and other Enterprises (FIN 40), as amended, which is effective for 1996 annual financial statements, no longer permits statutory-basis financial statements to be described as being prepared in conformity with GAAP. Accordingly, the Company has adopted various accounting pronouncements, principally Statement of Financial Accounting Standards No. 120, Accounting and Reporting by Mutual Life Insurance Enterprises and by Insurance Enterprises for Certain Long-Duration Participating Contracts (SFAS No. 120), which addresses the accounting for long-duration insurance contracts.

Pursuant to the requirements of the above pronouncements, the effect of the changes in accounting have been applied retroactively and the previously issued 1995 financial statements have been restated for the change. The effect of the change applicable to years prior to January 1, 1995 has been presented as a restatement of shareholder's equity as of this date.

The adoption had the effect of increasing net income for 1995 by approximately $18,320,197.

USE OF ESTIMATES

The preparation of financial statements requires management to make estimates and assumptions that affect amounts reported in the financial statements and the accompanying notes. Such estimates and assumptions could change in the future as more information becomes known, which could impact the amounts reported and disclosed herein.

PRINCIPLES OF CONSOLIDATION

The accompanying consolidated financial statements include the accounts and operations, after intercompany eliminations, of the Company and its majority and wholly-owned subsidiaries, MNY and MSS (NASL Financial through October 1, 1997).

            The Manufacturers Life Insurance Company of North America (formerly North American Security Life Insurance Company)

             Notes to Consolidated Financial Statements (continued)



2.  SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

INVESTMENTS AND INVESTMENT INCOME

The Company accounts for its fixed maturities and marketable equity securities in accordance with Statement of Financial Accounting Standards No. 115, "Accounting for Certain Investments in Debt and Equity Securities" (SFAS 115). SFAS 115 requires that fixed maturities and marketable equity securities be designated as either held-to-maturity, available-for-sale or trading at the time of purchase. Held-to-maturity fixed maturities are reported at amortized cost and the remainder of fixed maturities and marketable equity securities are reported at fair value with unrealized holding gains and losses reported in income for those designated as trading and as a separate component of shareholder's equity for those designated as available-for-sale.

The Company has classified all of its fixed maturities and marketable equity securities as available-for-sale. As a result, these securities are reported in the accompanying financial statements at fair value. Changes in fair values, after adjustment for deferred policy acquisition costs (DPAC) and deferred income taxes, are reported as unrealized appreciation or depreciation directly in shareholder's equity, and accordingly, have no effect on net income. The DPAC offset to the unrealized appreciation or depreciation represents valuation adjustments or reinstatements of DPAC that would have been required as a charge or credit to operations had such unrealized amounts been realized.

The amortized cost of fixed maturities is adjusted for the amortization of premiums and accretion of discounts using the interest method. This amortization or accretion is included in net investment income.

For the mortgage-backed bond portion of the fixed maturities portfolio, the Company recognizes amortization using a constant effective yield based on anticipated prepayments and the estimated economic life of the securities. When actual prepayments differ significantly from anticipated prepayments, the effective yield is recalculated to reflect actual payments to date and anticipated future payments. The net investment in the security is adjusted to the amount that would have existed had the new effective yield been applied since the acquisition of the security. That adjustment is included in net investment income.

Short-term investments generally consist of instruments which have a maturity of less than one year at the time of acquisition. Short-term investments are reported at cost, which approximates fair value.

            The Manufacturers Life Insurance Company of North America (formerly North American Security Life Insurance Company)

             Notes to Consolidated Financial Statements (continued)



2.  SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

INVESTMENTS AND INVESTMENT INCOME (CONTINUED)

Real estate acquired in satisfaction of debt is stated at the lower of the appraised fair value or the outstanding principal loan balance plus accrued interest and foreclosure costs.

Policy loans are reported at unpaid balances, not in excess of the underlying cash value of the policies.

Realized gains or losses on investments sold and declines in value judged to be other-than-temporary are determined on the specific identification basis.

CASH EQUIVALENTS

The Company considers all highly liquid debt instruments purchased with an original maturity date of three months or less to be cash equivalents. Cash equivalents are stated at cost plus accrued interest, which approximates fair value.

DEFERRED POLICY ACQUISITION COSTS

Commissions, net of commission allowances for reinsurance ceded, and other costs of acquiring new business that vary with and are primarily related to the production of new business have been deferred. These acquisition costs are being amortized generally in proportion to the present value of expected gross profits from surrender charges and investment, mortality and expense margins. That amortization is adjusted retrospectively when estimates of current or future gross profits to be realized from a group of products are revised.

The Company, through the date of the NAF sale, deferred NAF commissions and promotional agent fees (NAF commission) up to the amount recoverable from contingent deferred sales charges (CDSC). Deferred NAF commissions were recognized on a straight-line basis over the period in which the CDSC's were in effect.

            The Manufacturers Life Insurance Company of North America (formerly North American Security Life Insurance Company)

             Notes to Consolidated Financial Statements (continued)




2.  SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

SEPARATE ACCOUNT ASSETS AND LIABILITIES

Separate account assets and liabilities that are reported in the accompanying consolidated balance sheet represent investments in MIT, which are mutual funds that are separately administered for the exclusive benefit of the variable life and annuity policyholders and are reported at fair value. Such policyholders, rather than the Company, bear the investment risk. The operations of the separate accounts are not included in the accompanying consolidated financial statements. Fees charged on separate account policyholder funds are included in revenues.

POLICYHOLDER FUNDS AND BENEFITS TO POLICYHOLDERS

Policyholder funds for the fixed portion of variable life and annuity contracts are computed under a retrospective deposit method and represent account balances before applicable surrender charges. Benefits to policyholders include interest credited to policyholders and other benefits that are charged to expense including benefit claims incurred in the period in excess of the related policyholder account balances. Interest crediting rates for the fixed portion of variable life and annuity contracts ranged from 4.10% to 6.15% in 1997; 4.00% to 6.15% in 1996 and 4.20% to 7.15% in 1995.

RECOGNITION OF REVENUES

Fees from separate accounts and policyholder funds represent fees assessed against policyholder account balances, and include mortality and expense risk charges, surrender charges and an annual administrative charge.

MSS, and formerly NASL Financial (collectively the Advisor), are responsible for managing the corporate and business affairs of MIT and act as investment advisor to MIT. As compensation for its investment advisory services, the Advisor receives advisory fees based on the daily average net assets of the portfolios. The Advisor, as part of its advisory services, is responsible for selecting and compensating subadvisors to manage the investment and reinvestment of the assets of each portfolio, subject to the supervision of the Board of Trustees of MIT. The Company's discontinued operations include the compensation of NASL Financial for investment advisory fees and subadvisor compensation from NAF through October 1, 1997 the date the Company sold NAF. Subadvisor compensation, for MIT, is included in other insurance expenses.

            The Manufacturers Life Insurance Company of North America (formerly North American Security Life Insurance Company)

             Notes to Consolidated Financial Statements (continued)



2.  SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

FINANCING AGREEMENTS

The Company has entered into various financing agreements with reinsurers. All assets and liabilities related to these contracts are reported on a gross basis. Due to the nature of the Company's products, these agreements are accounted for under the deposit method whereby the net premiums paid to the reinsurer are recorded as deposits.

INCOME TAXES

Income taxes have been provided using the liability method in accordance with Statement of Financial Accounting Standards No. 109, "Accounting for Income Taxes" (SFAS 109). Under this method, deferred tax assets and liabilities are determined based on differences between the financial reporting and tax bases of assets and liabilities and are measured using the enacted tax rates and laws that likely will be in effect when the differences are expected to reverse. The measurement of deferred tax assets is reduced by a valuation allowance if, based upon the available evidence, it is more likely than not that some or all of the deferred tax assets will not be realized.

RECLASSIFICATIONS

Certain 1995 balances have been reclassified to permit comparison with the 1997 and 1996 presentations.

            The Manufacturers Life Insurance Company of North America (formerly North American Security Life Insurance Company)

             Notes to Consolidated Financial Statements (continued)



3.  INVESTMENTS

The major components of net investment income are as follows:

                                                  YEAR ENDED DECEMBER 31
                                        1997              1996             1995
                                     ----------------------------------------------

Fixed maturities                     $7,250,366       $ 5,197,363       $21,980,896
Marketable equity securities                               34,993           137,862
Mortgage loans                                                            5,620,613
Short-term investments                1,126,181         1,187,368         3,133,008
Foreclosed real estate                                    432,648          (164,540)
                                     ----------------------------------------------
                                      8,376,547         6,852,372        30,707,839
Less: investment expenses              (471,002)       (1,400,289)       (2,006,737)
                                     ----------------------------------------------

Net investment income                $7,905,545       $ 5,452,083       $28,701,102
                                     ==============================================


The proceeds from sales of available-for-sale fixed maturities for the year ended December 31, 1997, 1996 and 1995 were $53,325,435, $15,151,764 and
$755,538,955, respectively.

The gross realized gains and losses on the sales of investments for the year ended December 31, 1997, 1996 and 1995 are as follows:

                                                 YEAR DECEMBER 31
                                       1997             1996            1995
                                    --------------------------------------------

Fixed maturities:
   Gross realized gains             $ 787,645        $ 429,786      $10,913,975
   Gross realized losses               (6,759)          (3,814)      (2,042,666)
Marketable equity securities:
   Gross realized gains                                988,022           80,010
   Gross realized losses             (250,000)         (15,308)
Mortgage loans:
   Gross realized gains                                                 967,301
Foreclosed real estate:
   Gross realized gains                                                  12,063
   Gross realized losses                              (634,547)        (219,515)
                                    --------------------------------------------

Net realized gain                   $ 530,886        $ 764,139      $ 9,711,168
                                    ============================================


            The Manufacturers Life Insurance Company of North America (formerly North American Security Life Insurance Company)

             Notes to Consolidated Financial Statements (continued)


3.  INVESTMENTS (CONTINUED)

The gross unrealized gains and losses for fixed maturities available-for-sale and marketable equity securities held at December 31, 1997 and 1996 are as follows:

                                                         GROSS          GROSS
                                          AMORTIZED    UNREALIZED     UNREALIZED        FAIR
                                            COST          GAINS         LOSSES         VALUE
                                          ---------------------------------------------------
                                                           (In Thousands)

DECEMBER 31, 1997
Fixed maturities:
   U.S. Treasury securities and
     obligations of U.S. Government
     agencies                             $ 14,333        $  566        $ 13         $ 14,886
   Corporate securities                    110,191         1,905          23          112,073
   Mortgage-backed securities               10,455            74           3           10,526
   States, territories and possessions       5,594           228                        5,822
                                          ---------------------------------------------------

Total                                     $140,573        $2,773        $ 39         $143,307
                                          ===================================================


DECEMBER 31, 1996
Fixed maturities:
   U.S. Treasury securities and
     obligations of U.S. Government
     agencies                             $ 10,160        $  337        $ 27         $ 10,470
   Corporate securities                     79,375         1,084         208           80,251
   Mortgage-backed securities                1,940            19           9            1,950
   States, territories and possessions       4,578           182                        4,760
                                          ---------------------------------------------------
   Total fixed-maturity securities          96,053         1,622         244           97,431
Marketable equity securities                     1                                          1
                                          ---------------------------------------------------

Total                                     $ 96,054        $1,622        $244         $ 97,432
                                          ===================================================

            The Manufacturers Life Insurance Company of North America (formerly North American Security Life Insurance Company)

             Notes to Consolidated Financial Statements (continued)


3.  INVESTMENTS (CONTINUED)

The amortized cost and fair value of fixed maturities available-for-sale at December 31, 1997, by contractual maturity, are shown below. Expected maturities will differ from contractual maturities because borrowers or lenders may have the right to call or prepay obligations with or without call or prepayment penalties.

                                                   AMORTIZED               FAIR
                                                      COST                VALUE
                                                   ----------------------------
                                                          (In Thousands)

FIXED MATURITIES AVAILABLE-FOR-SALE
Due in one year or less                            $ 13,870            $ 13,870
Due after one year through five years                61,741              63,235
Due after five years through ten years               32,936              33,350
Due after ten years through twenty years              2,050               2,127
Due after twenty years                               19,521              20,199
Mortgage-backed securities                           10,455              10,526
                                                   ----------------------------

Total fixed maturities available-for-sale          $140,573            $143,307
                                                   ============================

Investments with a fair value of $6,283,750 and $5,820,150 at December 31, 1997 and 1996 respectively were on deposit with, or in custody accounts on behalf of, state insurance departments to satisfy regulatory requirements.

4.  FEDERAL INCOME TAXES

Beginning in 1996, the Company participated as a member of the MWL affiliated group consolidated federal income tax return. In 1995, the Company filed a group consolidated federal income tax return with MNY and NASL Financial. The Company files separate state income tax returns. The method of allocation between companies is subject to a written tax sharing agreement. The tax liability is allocated to each member on a pro rata basis based on the relationship that the member's tax liability computed on a separate return basis bears to the tax liability of the consolidated group. The tax charge to the Company shall not be more than the Company would have paid on a separate return basis.

            The Manufacturers Life Insurance Company of North America (formerly North American Security Life Insurance Company)

             Notes to Consolidated Financial Statements (continued)



4.  FEDERAL INCOME TAXES (continued)

The Company's effective income tax rate varied from the statutory federal income tax rate as follows:


                                                                        YEAR ENDED DECEMBER 31
                                                                1997           1996           1995
                                                                ----------------------------------
Statutory federal income rate applied to income
   before federal income taxes                                  35%             35%            35%
Add (deduct):
   Non-deductible meals and entertainment                        1               1              2
   Nondeductible consulting fees                                                                4
   Change in prior year income taxes                            (1)             (1)
   Reversal of deferred asset valuation allowance                                            (285)
                                                                ---------------------------------
Effective income tax rate                                       35%             35%          (244)%
                                                                =================================


The Company maintained a valuation allowance of approximately $11,982,000 at December 31, 1994 as the Company had current and cumulative net losses. During 1997, 1996 and 1995, no valuation allowance has been established as the Company believes that it is more likely than not that its deferred tax assets will be realized from the generation of future taxable income.

            The Manufacturers Life Insurance Company of North America (formerly North American Security Life Insurance Company)

             Notes to Consolidated Financial Statements (continued)


4.  FEDERAL INCOME TAXES (CONTINUED)

Deferred income taxes reflect the net tax effects of temporary differences between the carrying amounts of assets and liabilities for financial reporting purposes and the amounts used for income tax purposes. Significant components of the Company's net deferred tax liability are as follows:

                                                            DECEMBER 31
                                                     1997               1996
                                               --------------------------------

Deferred tax assets:
   Net operating loss carryforwards                                $ 10,313,135
   Financing arrangements                      $  2,699,371           4,222,611
   Interest on notes payable                      1,282,776             677,823
   Guaranty fund assessment liabilities             315,000             490,000
   Alternative minimum tax credit                                       313,839
   Real estate                                      607,920             241,266
   Other                                            116,862             500,524
                                               --------------------------------
Total deferred tax assets                         5,021,929          16,759,198
                                               --------------------------------
Deferred tax liabilities:
   Deferred policy acquisition costs            (18,429,529)        (15,336,265)
   Unrealized appreciation on securities
      available-for-sale                           (646,094)           (273,863)
   Other                                         (2,374,584)         (1,437,870)
                                               --------------------------------
Total deferred tax liabilities                  (21,450,207)        (17,047,998)
                                               --------------------------------

Net deferred tax liability                     $(16,428,278)       $   (288,800)
                                               ================================


The Company made estimated tax payments of $530,666, $0 and $164,260 in 1997, 1996 and 1995, respectively.

            The Manufacturers Life Insurance Company of North America (formerly North American Security Life Insurance Company)

             Notes to Consolidated Financial Statements (continued)


5.  FINANCING AGREEMENTS

All financing agreements entered into with reinsurance companies relate solely to the products sold by the Company and not its subsidiaries. The Company's reinsured products are considered investment products under generally accepted accounting principles and, as such, the reinsurance agreements are considered financing arrangements and are accounted for under the deposit method. Under this method, net premiums received by the reinsurer are recorded as deposits. Financing transactions have been entered into primarily to improve cash flow and statutory capital. All financing agreements discussed below were in effect for the full year in 1997, 1996 and 1995 unless otherwise indicated.

On June 30, 1995, the Company entered into an indemnity coinsurance agreement with Peoples Security Life Insurance Company (Peoples), a AA+ rated subsidiary of the Aegon Corporation, to reinsure 100% of the fixed portion of the variable annuity business written by the Company. In 1997, the treaty was amended to cover the Company's Market Value Adjusted fixed annuity product.

The indemnity aspects of the agreement provide that the Company remains liable for the contractual obligations whereas Peoples agrees to indemnify the Company for any contractual claims incurred. The coinsurance aspects of the agreement require the Company to transfer to Peoples all receipts of the fixed portion of premiums and transfers from variable to the fixed portion of the variable annuity contracts. Once transferred, the assets belong to Peoples. In exchange, Peoples reimburses the Company for all claims and provides expense allowances to cover commissions and other costs associated with the acquisition of the fixed portion of the variable annuity business. Under this agreement, the Company will continue to administer the fixed portion of the annuity business for which it will earn an expense allowance.

Peoples is responsible for investing the premiums received for the fixed portion of the contracts and is at risk for any potential investment gains and losses. There is no recourse to the Company if investment losses are incurred. As of October, 1997, the assets are maintained at Bankers Trust under a trust agreement owned by Peoples. The Company is the beneficiary of the trust.

            The Manufacturers Life Insurance Company of North America (formerly North American Security Life Insurance Company)

             Notes to Consolidated Financial Statements (continued)


5.  FINANCING AGREEMENTS (CONTINUED)

Effective July 1, 1995 and August 1, 1995, the Company entered into treaties with the Connecticut General Life Insurance Company (CIGNA) and Swiss Re Life Insurance Company, respectively, to reinsure the minimum death benefit guarantee risks of the Company. Each company has assumed 50% of the risk. In addition, the Company reinsured 50% of its risk related to the waiving of surrender charges at death with CIGNA. The Company is paying the reinsurers an asset-based premium, the level of which varies with both the amount of exposure to this risk and the realized experience.

Effective November 1, 1995, the Company entered into a modified coinsurance treaty with Transamerica Occidental Life Insurance Company (Transamerica). Transamerica reinsures a 50% quota share of the variable portion of the Company's variable life insurance contracts. At inception, Transamerica reinsured 80% of this product's net amount at risk in excess of the Company's retention limit on a yearly renewable term basis. At December 31, 1997, this contract was amended to increase this percentage to 100%.

The Company entered into a modified coinsurance agreement with RGA/Swiss, formerly ITT Lyndon Life, to cede 64% of certain variable annuity contracts (policy form 203-VA) and 95% of certain other variable annuity contracts (VISION.001). At the time of the transaction, the Company received $25 million in cash representing withheld premiums of $15 million and $10 million of ceding commissions. The withheld premiums are being repaid with interest over five years. The ceding commission is payable out of future profits generated by the business reinsured. Effective December 31, 1994, the agreement was amended to increase the percentage of ceded business on policy form 203-VA to 95%. In return, the Company received additional ceding commissions of $5,200,000 which is reflected as a due to reinsurers and is expected to be paid back over a five year period. Policies issued under the applicable policy forms after December 31, 1996, in accordance with a 1997 amendment, are not reinsured under this agreement.

            The Manufacturers Life Insurance Company of North America (formerly North American Security Life Insurance Company)

             Notes to Consolidated Financial Statements (continued)


5.  FINANCING AGREEMENTS (CONTINUED)

The Company entered into an indemnity quota share reinsurance agreement with PaineWebber Life to reinsure a portion of its policy forms 207-VA, VFA, VENTURE.001, and VENTURE.003. The quota share percentage for business written prior to January 1, 1997 varies between 15% and 35% depending on the policy form. Effective January 1, 1997, the agreement was amended to change the quota share to 20% for policies written thereafter. The form of reinsurance is modified coinsurance and only covers the variable portion of contracts written by PaineWebber brokers. All elements of risk (including persistency, investment performance, and mortality) have been transferred.

During 1997, the Company entered into a modified coinsurance agreement with Merrill Lynch Life to cede 50% of the variable portion of its Merrill Lynch policies. The agreement only covers the variable portion of contracts sold by Merrill Lynch brokers. All elements of risk (including persistency, investment performance, and mortality) have been transferred.

In the event of insolvency of a reinsurer, the Company remains primarily liable to its policyholders. Failure of reinsurers to honor their obligations could result in losses to the Company and accordingly, the Company periodically monitors the financial condition of its reinsurers.

6.  SHAREHOLDER'S EQUITY

Generally, the net assets of the Company and its insurance subsidiary available for the Parent as dividends are limited to and cannot be made except from earned statutory basis profits. The maximum amount of dividends that may be paid by life insurance companies without prior approval of the Insurance Commissioners of the States of Delaware and New York is subject to restrictions relating to statutory surplus and net gain from operations on a statutory basis.

            The Manufacturers Life Insurance Company of North America (formerly North American Security Life Insurance Company)

             Notes to Consolidated Financial Statements (continued)


6.  SHAREHOLDER'S EQUITY (CONTINUED)

Net income (loss) and capital and surplus, as determined in accordance with statutory accounting principles, for the Company and its insurance subsidiary, MNY, were as follows:



                                                    YEAR ENDED DECEMBER 31
                                            1997             1996             1995
                                        ----------------------------------------------
MNA:
   Net income (loss)                    $ 22,259,385      $ 3,066,908      $(7,287,985)
   Net capital and surplus               139,170,756       69,553,706       50,157,994

MNY:
   Net (loss) income                      (1,562,544)         231,315         (578,899)
   Net capital and surplus                68,336,238       22,265,070        8,821,782


The Company's broker dealer subsidiaries, MSS and formerly NASL Financial (through October 1, 1997), are subject to the Securities and Exchange Commission's (SEC) "Net Capital Rule" as defined under rule 15c3-1. At December 31, 1997 and 1996, the net capital of each of the broker dealers exceeded the SEC's minimum capital requirements.

The components of the balance sheet caption "Unrealized appreciation on securities available-for-sale" in shareholder's equity are summarized as follows:

                                                             DECEMBER 31
                                                       1997             1996
                                                      ------------------------
                                                          (In Thousands)

Fair value of securities                              $143,307         $97,432
Amortized cost of securities                           140,573          96,054
                                                      ------------------------
Unrealized appreciation                                  2,734           1,378
Adjustment to deferred policy
   acquisition costs                                      (888)           (595)
Deferred income taxes                                     (646)           (274)
                                                      ------------------------
Unrealized appreciation on securities
   available-for-sale                                 $  1,200         $   509
                                                      ========================

            The Manufacturers Life Insurance Company of North America (formerly North American Security Life Insurance Company)

             Notes to Consolidated Financial Statements (continued)


7.  RELATED-PARTY TRANSACTIONS

In connection with the indemnity coinsurance agreement (see Note 5) of the fixed portion of annuities, the Company pooled its mortgage portfolio (book value of approximately $106 million) and transferred a senior participation interest to an affiliate of Peoples. The senior interest was transferred for a purchase price of approximately $72 million and entitles an affiliate of Peoples to 100% of the cash flows produced by the portfolio until it recovers in full the purchase price with interest at a rate of 7.52%. The remaining residual interest was transferred to First North American Realty, Inc., which at the time of the transaction was a wholly-owned subsidiary of NAL, the former Parent, for a purchase price of $33 million. As a result of the sale of the senior and residual interests in the Company's mortgages, the Company has no further economic interest in any mortgages.

The Company utilizes various services administered by MLI in 1997 and 1996 and NAL in 1995, such as legal, personnel, investment accounting and other corporate services. The charges for these services were approximately $8,229,000, $6,053,000 and $295,000 in 1997, 1996 and 1995, respectively. During 1996, MLI changed the allocation method of expenses subsequent to the merger with NAL. At December 31, 1997 and 1996, the Company had a net liability to MLI for these services and interest accrued on notes payable of $3,646,308 and $3,172,259, respectively. At December 31, 1997, the payable is offset by a receivable from MIT and MLI for expenses paid on their behalf of $8,251,344. At December 31, 1996, payable to affiliates was offset by a receivable from MIT and NAF of $1,710,238 for expenses paid on behalf of those entities.

The financial statements have been prepared from the records maintained by the Company and may not necessarily be indicative of the financial conditions or results of operations that would have occurred if the Company had been operated as an unaffiliated corporation (see also Notes 1, 4, 6, 8, 10, 11 and 13 for additional related-party transactions).

            The Manufacturers Life Insurance Company of North America (formerly North American Security Life Insurance Company)

             Notes to Consolidated Financial Statements (continued)


8.  NOTES PAYABLE TO AFFILIATES AND LINES OF CREDIT

The Company has a promissory note dated March 27, 1997, from MANUSA for $138,500,000. Interest on the loan is calculated at a fluctuating rate equal to LIBOR plus 32.5 basis points and is payable in quarterly installments starting June 15, 1997. Principal and accrued interest are payable within 45 days of demand. On June 15, 1997, the Company borrowed an additional $25,000,000 increasing the principal outstanding to $163,500,000.

During 1996 and through March 26, 1997 the Company had a revolving credit line with Manufacturers Investment Corporation (MIC), an affiliated company. The original term of the agreement was seven years. Each additional borrowing under the agreement had a seven year term from the date of that additional borrowing. Principal and interest was payable in quarterly installments. The interest rate was LIBOR plus 32.5 basis points. This revolving credit line was replaced by the demand promissory note. The balance outstanding for the borrowings at December 31, 1997 and 1996 is $163,500,000 and $137,864,052, respectively. Accrued interest payable at December 31, 1997 and 1996 is $455,075 and $336,628, respectively.

During 1995, the Company had a $150 million revolving credit and term loan agreement with the Canadian Imperial Bank of Commerce and Deutsche Bank AG. The amount outstanding at December 31, 1995 was in the form of a term loan of $107 million. In April of 1996, this loan was paid in full and the credit line with MIC described above was established.

The Company received $20,000,000 from its former Parent, NAL, in the form of a surplus note agreement with interest at 8%. This note agreement was assumed by MLI upon the merger described in Note 1. The note and accrued interest are subordinated to payments due to policyholders and other claimants. Principal and interest payments can be made only upon prior approval of the Insurance Department of the State of Delaware. Interest accrued at December 31, 1997 and 1996 was $3,191,231 and $1,591,232, respectively.

The Company and its insurance subsidiaries have unsecured lines of credit with State Street Bank and Trust totaling $15,000,000, bearing interest at the bank's money market rate plus 50 basis points. There were no outstanding advancements under the line of credit at December 31, 1997 and 1996.

            The Manufacturers Life Insurance Company of North America (formerly North American Security Life Insurance Company)

             Notes to Consolidated Financial Statements (continued)



8.  NOTES PAYABLE TO AFFILIATES AND LINES OF CREDIT (CONTINUED)

Interest expense and interest paid in 1997 were $11,072,791 and $9,354,343, respectively. Interest expense and interest paid in 1996 were $8,774,643 and $11,727,002, respectively. Interest expense and interest paid in 1995 were $8,981,532 and $8,980,132.

9.  OTHER INSURANCE EXPENSES

Other insurance expenses were as follows:


                                                     YEAR ENDED DECEMBER 31
                                            1997               1996              1995
                                        -------------------------------------------------

Selling and administrative expenses     $ 42,580,888        $29,207,640       $28,058,234
Subadvisory fees                          26,364,212         15,882,860        12,007,940
General operating expenses                31,440,140         26,164,854        18,678,913
                                        -------------------------------------------------

                                        $100,385,240        $71,255,354       $58,745,087
                                        =================================================

10.  RETIREMENT PLANS

MLI, and formerly NAL prior to the merger, sponsors a defined benefit pension plan (the Plan) covering substantially all of the Company's employees. The benefits are based on years of service and the employee's compensation during the last five years of employment. MLI's funding policy is to contribute annually the normal cost up to the maximum amount that can be deducted for federal income tax purposes and to charge each subsidiary for its allocable share of such contributions based on a percentage of payroll. No pension costs were allocated to the Company in 1997, 1996 or 1995, as the Plan was subject to the full funding limitation under the Internal Revenue Code.

The Company sponsors a defined contribution retirement plan pursuant to regulation 401(k) of the Internal Revenue Code. All employees who are 21 years old are eligible after one year of service. The Company contributes two percent of base pay plus fifty percent of the employee savings contribution. The employee savings contribution is limited to six percent of base pay. The Company contributed $352,867, $306,989 and $209,423 in 1997, 1996 and 1995,
respectively.

            The Manufacturers Life Insurance Company of North America (formerly North American Security Life Insurance Company)

             Notes to Consolidated Financial Statements (continued)

11.  LEASES

The Company leases its office space and various office equipment under operating lease agreements. For the years ended December 31, 1997, 1996 and 1995, the Company incurred rent expense of $1,315,567, $1,224,352 and $1,461,475, respectively. The Company negotiated a ten-year lease for new office space which commenced in March 1992. In connection with the lease, the Company was required to deposit $1,500,000 in an escrow account as security toward fulfilling the future lease commitment. The balance of the escrow at December 31, 1997 and 1996 is $750,000 and $900,000, respectively. The lease for the offices of MNY expires in 1999 and is subject to a renewal option at market rates prevailing at the time of renewal.

The minimum lease payments associated with the office space and various office equipment under operating lease agreements are as follows:

                                                             MINIMUM LEASE
                                                               PAYMENTS
                                                             -------------
     Year ended:
        1998                                                  $1,285,808
        1999                                                   1,261,159
        2000                                                   1,197,368
        2001                                                   1,197,368
        2002                                                     197,651
                                                              ----------
       Total                                                  $5,139,354
                                                              ==========


12.  INTEREST RATE SWAP

The Company entered into a variable-for-fixed interest rate swap in 1995 with Canadian Imperial Bank of Commerce and Deutsche AG for the purpose of minimizing exposure to fluctuations in interest rates on a portion of the variable-rate outstanding debt held by the Company. This interest rate swap was prematurely terminated in 1996 concurrent with the restructuring of the Company's revolving line of credit resulting in a gain of $1,632,000 recorded as an offset to interest expense.

            The Manufacturers Life Insurance Company of North America (formerly North American Security Life Insurance Company)

             Notes to Consolidated Financial Statements (continued)



13.  GUARANTEE AGREEMENT

Pursuant to a guarantee agreement, MLI unconditionally guarantees that it will, on demand, make funds available to the Company for the timely payment of contractual claims made under the fixed portion of the variable annuity contracts issued by its subsidiaries. The guarantee covers the outstanding fixed portion of variable annuity contracts, including those issued prior to the date of the guarantee agreement.

14.  DISCONTINUED OPERATIONS

On May 6, 1997, the Company signed a letter of intent to sell their mutual fund operations. This disposal has been accounted for as discontinued operations in accordance with Accounting Principles Board Opinion No. 30, which among other provisions, requires the plan of disposal to be carried out within one year. On October 1, 1997, the Company sold its advisory operations for NAF and the pre-existing deferred commission assets related to the mutual fund operations. The Company realized a gain of $9,160,782, before applicable taxes of $3,206,274. Included in the gain is a provision of $9,758, before applicable taxes of $3,415, for the loss from continuing operations during the phase-out period. Expenses of $223,444 were incurred on the sale and netted against the realized gain.

The operating results related to discontinued operations are summarized as follows:

                                                         YEAR ENDED DECEMBER 31
                                                 1997            1996              1995
                                             ----------------------------------------------

Advisory fees, commissions
   and distribution revenues                 $4,605,110      $12,444,560        $10,336,334
                                             ==============================================
Loss from operations before provision for
   income (tax) benefit                      $ (217,129)     $(1,246,074)       $(2,249,058)

Provision for income (tax) benefit:
  Current                                        75,995          766,353          1,921,114
  Deferred                                                      (330,227)        (1,133,944)
                                             ----------------------------------------------
                                                 75,995          436,126            787,170

Loss from operations, net of tax             $ (141,134)    $   (809,948)       $(1,461,888)
                                             ==============================================

            The Manufacturers Life Insurance Company of North America (formerly North American Security Life Insurance Company)

             Notes to Consolidated Financial Statements (continued)


14.  DISCONTINUED OPERATIONS (CONTINUED)

The sale agreement contains a contingent payment option where the Company could earn an additional $1,000,000, before income taxes, if certain conditions are met. This amount, if earned, would be reflected in discontinued operations during 1998.

15.  FINANCIAL INSTRUMENTS

Statement of Financial Accounting Standards (SFAS) No. 107, "Disclosures About Fair Value of Financial Instruments," requires disclosure of fair value information about financial instruments, whether or not recognized in the consolidated balance sheet, for which it is practicable to estimate that value. In cases where quoted market prices are not available, fair values are based on estimates using present value or other valuation techniques. Those techniques are significantly affected by the assumptions used, including the discount rate and estimates of future cash flows. In that regard, the derived fair value estimates cannot be substantiated by comparison to independent markets and, in many cases, could not be realized in immediate settlement of the instrument. SFAS No. 107 also excludes certain financial instruments and all nonfinancial instruments from its disclosure requirements and allows companies to forego the disclosures when those estimates can only be made at excessive cost. Accordingly, the aggregate fair value amounts presented herein are limited by each of these factors and do not purport to represent the underlying value of the Company.

The following methods and assumptions were used by the Company in estimating the fair value disclosures for financial instruments:

      Investments: Fair values for fixed maturities are obtained from an independent pricing service. The fair value for marketable equity securities are based on quoted market prices.

      Short-term investment and cash and cash equivalents: The carrying amounts reported in the consolidated balance sheets for short-term investments and cash and cash equivalents approximate their fair values.

      Policy loans: The carrying amount in the consolidated balance sheets for policy loans approximates their fair value.

            The Manufacturers Life Insurance Company of North America (formerly North American Security Life Insurance Company)

             Notes to Consolidated Financial Statements (continued)



15.  FINANCIAL INSTRUMENTS (CONTINUED)

      Due from reinsurers: The fair value of the amount due from reinsurers is equal to deposits made under the contract and approximates the carrying value.

      Policyholder funds: Fair values of the Company's liabilities under contracts not involving significant mortality risk (deferred annuities) are estimated to be the cash surrender value, or the cost the Company would incur to extinguish the liability.

      Amounts on deposit from and payable to reinsurers: Amounts on deposit from and payable to reinsurers reflects the net reinsured cash flow related to financing agreements which is primarily a current liability. As such, fair value approximates carrying value.

      Notes payable to affiliates: Fair value is considered to approximate carrying value as the majority of notes payable are at variable interest rates that fluctuate with market interest rate levels.

The carrying values and estimated fair values of the Company's financial instruments are as follows:

                                               DECEMBER 31, 1997                DECEMBER 31, 1996
                                            CARRYING          FAIR           CARRYING          FAIR
                                             VALUE           VALUE             VALUE           VALUE
                                         ---------------------------------------------------------------
Assets:
   Fixed maturities                      $143,307,365     $143,307,365     $ 97,431,343     $ 97,431,343
   Marketable equity securities                                                   1,177            1,177
   Short-term investments                  14,991,793       14,991,793        4,294,370        4,294,370
   Policy loans                             3,275,654        3,275,654          637,096          637,096
   Cash and cash equivalents                7,338,690        7,338,690       12,073,302       12,073,302
   Due from reinsurers                    553,833,869      553,833,869      573,418,610      573,418,610

Liabilities:
   Policyholder funds                      92,750,188       87,375,237       82,619,372       81,123,255
   Amounts on deposit from and
     payable to reinsurers                574,881,943      574,881,943      599,909,628      599,909,628
   Notes payable to affiliates            183,955,075      183,955,075      158,200,680      158,200,680


                                     PART II

UNDERTAKINGS

REPRESENTATION OF INSURER PURSUANT TO SECTION 26 OF THE INVESTMENT COMPANY ACT OF 1940, AS AMENDED.

The Manufacturers Life Insurance Company of North America (the "Company") hereby represents that the fees and charges deducted under the contracts issued pursuant to this registration statement, in the aggregate, are reasonable in relation to the services rendered, the expenses expected to be incurred, and the risks assumed by the Company.

RULE 484 UNDERTAKING.

Section IX, paragraph D of the Promotional Agent Agreement among the Company, formerly North American Security Life Insurance Company (referred to therein as "Security Life"), Manufacturers Securities Services, LLC, formerly NASL Financial Services, Inc. (referred to therein as "NASL Financial") and Wood Logan Associates, Inc. (referred to therein as "Promotional Agent") provides as follows:

a. NASL Financial and Security Life agree to indemnify and hold harmless Promotional Agent, its officers, directors and employees against any and all losses, claims, damages or liabilities to which they may become subject under the Securities Act of 1933 ("1933 Act"), the 1934 Act or other federal or state statutory law or regulation, at common law or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of a material fact or any omission or alleged omission to state a material fact required to be stated or necessary to make the statements made not misleading in any registration statement for the Contracts filed pursuant to the 1933 Act or any prospectus included as a part thereof, as from time to time amended and supplemented, or any advertisement or sales literature approved in writing by NASL Financial or Security Life pursuant to Section VI, paragraph B of this Agreement.

b. Promotional Agent agrees to indemnify and hold harmless NASL Financial and Security Life, their officers, directors and employees against any and all losses, claims, damages or liabilities to which they may become subject under the 1933 Act, the 1934 Act or other federal or state statutory law or regulation, at common law or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon: (i) any oral or written misrepresentation by Promotional Agent or its officers, directors, employees or agents unless such misrepresentation is contained in any registration statement for the Contracts or Fund shares, any prospectus included as a part thereof, as from time to time amended and supplemented, or any advertisement or sales literature approved in writing by NASL Financial pursuant to Section VI, paragraph B of this Agreement or, (ii) the failure of Promotional Agent or its officers, directors, employees or agents to comply with any applicable provisions of this Agreement.

Notwithstanding the foregoing, Registrant hereby makes the following undertaking pursuant to Rule 484 under the Securities Act of 1933:

       Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the registrant pursuant to the foregoing provisions, or otherwise, the registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event a claim for indemnification against such liabilities (other than the payment by the registrant of expenses incurred or paid by a director, officer or controlling person of the registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.


CONTENTS OF REGISTRATION STATEMENT

This Registration Statement comprises the following papers and documents:

       The facing sheet
       The cross-reference sheet
       The Prospectus consisting of 39 pages
       The undertaking required by Section 26 of the Investment Company Act of 1940 The undertaking pursuant to Rule 484 The signatures Written consents of the following persons:


            (a)   Coopers & Lybrand, L.P.P., certified public accountants.(1)


            (b)   Ernst & Young LLP, certified public accountants.(1)


            (c)   James D. Gallagher, Esq.(1)


            (d)   Jones & Blouch L.L.P.(1)


            (e)   Brian Kroll, FSA, MAAA(1)



       The following exhibits:

                                    EXHIBITS

1. The following exhibits correspond to those required by the instructions to Form S-6:

(A)(1)(a)(i)          Resolution of the Board of Directors of North American
                      Security Life Insurance Company, dated April 30, 1986, establishing the NASL

                      Variable Life Account.(6)



(A)(1)(a)(ii)         Resolution of the Board of Directors of North American
                      Security Life Insurance Company, dated May 30, 1995, amending the terms of the NASL Variable Life Account.(6)


(A)(1)(a)(iii)        Resolution of the Board of Directors of North American
                      Security Life Insurance Company, dated September 30, 1996, amending the terms of the NASL Variable Life Account.(2)

(A)(2)                Not Applicable

(A)(3)(a)(i)          Underwriting Agreement.(3)

(A)(3)(a)(ii)(a)      Promotional Agent Agreement.(7)

(A)(3)(a)(ii)(b)      Amendment to Promotional Agent Agreement.(3)

(A)(3)(b)             Form of Selling Agreement Agreement.(3)

(A)(3)(c)             Not Applicable

(A)(4)                Not Applicable


(A)(5)                Form of Modified Single Payment Variable Life Insurance
                      Policy.(6)


(A)(6)(a)(i)          Certificate of Incorporation of North American Security
                      Life Insurance Company.(4)

(A)(6)(a)(ii)         Certificate of Amendment of Certificate of Incorporation
                      of the Company, Name Change July 1984.(4)

(A)(6)(a)(iii)        Certificate of Amendment of Certificate of Incorporation
                      of the Company, Authorization of Capital December 1994.(4)

(A)(6)(a)(iv)         Certificate of Amendment of Certificate of Incorporation,
                      Name change March 1997.(5)

(A)(6)(a)(v)          Certificate of Amendment of Certificate of Incorporation
                      of the Company, Registered Agent July 1997.(4)

(A)(6)(b) Amended and Restated By-laws of The Manufacturers Life Insurance Company of North America.(4)

(A)(7)                Not Applicable

(A)(8)                Not Applicable

(A)(9)                Not Applicable


(A)(10) Form of Application for Modified Single Payment Variable Life Insurance Policies.(6)


(2)                   Opinion and Consent of James D. Gallagher, Esq.(2)


(6) Memorandum describing Issuance, Transfer, Redemption and Exchange Procedures for the Policy.(6)


(7)(a) Power of Attorney- John D. Richardson, Director and Chairman of North American Security Life Insurance Company.(2)

(7)(b) Power of Attorney - David W. Libbey (Principal Financial Officer, North American Security Life Insurance Company).(4)

(7)(c) Power of Attorney - Peter Hutchison (Director, The Manufacturers Life Insurance Company of North America).(3)


(27)                  Not Applicable(1)


2. Consents of the following:


       (a) Ernst & Young LLP(1)


       (b) Coopers & Lybrand, L.L.P.(1)


       (c) James D. Gallagher, Esq.(1)


       (d) Jones & Blouch L.L.P.(1)


       (e) Brian Kroll, FSA, MAAA(1)



3. No financial statement will be omitted from the Prospectus pursuant to Instruction 1(b) or (c) of Part I.

-----------

(1) Filed herewith.

(2) Incorporated by reference to Post-Effective Amendment No. 3 to Registration Statement on Form S-6 for NASL Variable Life Account, filed with the SEC on April 29, 1997, File No. 33-92466.

(3) Incorporated by reference to Post-Effective Amendment No. 4 to Registration Statement on Form N-4 for The Manufacturers Life Insurance Company of North America, filed with the SEC on February 25, 1998, File No. 33-76162.

(4) Incorporated by reference to Form 10Q of The Manufacturers Life Insurance Company of North America, filed with the SEC on November 14, 1997, File No. 812-06037.

(5) Incorporated by reference to Post-Effective Amendment No. 1 to Registration Statement on Form S-1 for The Manufacturers Life Insurance Company of North America, filed with the SEC on October 9, 1997, File No. 333-6011.


(6) Incorporated by reference to Post-Effective Amendment No. 4 to Registration Statement on Form S-6 for The Manufacturers Life Insurance Company Separate Account B, filed with the SEC on February 26, 1998, File No. 33-92466.


(7) Incorporated by reference to Post-Effective Amendment No. 3 to Registration Statement on Form N-4 for The Manufacturers Life Insurance Company of North America, filed with the SEC on April 29, 1997, File No. 33-76162

                                   SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the Registrant,The Manufacturers Life Insurance Company of North America Separate Account B, certifies that it meets all of the requirements for effectiveness of this Amendment to its Registration Statement pursuant to Rule 485(b) under the Securities Act of 1933 and has duly caused this amendment to its Registration Statement to be signed on its behalf by the undersigned, thereto duly authorized, in the City of Boston, and Commonwealth of Massachusetts on the 27th day of April, 1998.

                                   THE MANUFACTURERS LIFE INSURANCE COMPANY OF
                                   NORTH AMERICA SEPARATE ACCOUNT B
                                             (Registrant)

                               By: THE MANUFACTURERS LIFE INSURANCE COMPANY OF
                                   NORTH AMERICA
                                   -------------------------------------------
                                   (Depositor)


                               By: /s/ John D. DesPrez
                                   -------------------------------------------
                                   John D. DesPrez III, President


Attest:


/s/ James D. Gallagher
-----------------------------
James D. Gallagher, Secretary


Pursuant to the requirements of the Securities Act of 1933, the Depositor has duly caused this Amendment to the Registration Statement to be signed on its behalf by the undersigned on the 27th day of April, 1998 in the city of Boston, and Commonwealth of Massachusetts.

                                   THE MANUFACTURERS LIFE INSURANCE COMPANY OF
                                   NORTH AMERICA SEPARATE ACCOUNT B
                                             (Registrant)

                               By: THE MANUFACTURERS LIFE INSURANCE COMPANY OF
                                   NORTH AMERICA
                                   -------------------------------------------
                                   (Depositor)


                               By: /s/ John D. DesPrez
                                   -------------------------------------------
                                   John D. DesPrez III, President


Attest:


/s/ James D. Gallagher
-----------------------------
James D. Gallagher, Secretary

         Pursuant to the requirements of the Securities Act of 1933, this amended Registration Statement has been signed by the following persons in the capacities and on the date indicated.



SIGNATURE                        TITLE                            DATE


/s/ John D. DesPrez Iii          Director And President           4/27/98
-----------------------------
 John D. DesPrez III



*                                Director                         4/27/98
-----------------------------
 Peter S. Hutchison




*                                Director and Chairman            4/27/98
-----------------------------    of the Board of Directors
 John D. Richardson



/s/ David W. Libbey              Vice President, Treasurer        4/27/98
-----------------------------    and Chief Financial Officer
 David W. Libbey                 (Principal Financial Officer)


*By: /s/ James D. Gallagher                                       4/27/98
     ------------------------
     James D. Gallagher
     Attorney-in-Fact
     Pursuant to Powers
     of Attorney

                                  EXHIBIT INDEX


EXHIBIT NO.          DESCRIPTION

2(a)                 Consent of Coopers & Lybrand, L.P.P.
2(b)                 Consent of Ernst & Young LLP
2(c)                 James D. Gallagher, Esq.
2(d)                 Jones & Blouch L.L.P.
2(e)                 Brian Kroll, FSA, MAAA